UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-08189

J.P. Morgan Fleming Mutual Fund Group, Inc.

(Exact name of registrant as specified in charter)

245 Park Avenue

New York, NY 10167

(Address of principal executive offices) (Zip code)

Stephen M. Benham

245 Park Avenue

New York, NY 10167

(Name and Address of Agent for Service)

Registrant’s telephone number, including area code: (800) 480-4111

Date of fiscal year end: June 30

Date of reporting period: July 1, 2006 through June 30, 2007

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. Section 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).

ANNUAL REPORT  JUNE 30, 2007
JPMorgan Funds

Mid Cap/

Multi-Cap

Funds

JPMorgan Capital Growth Fund
JPMorgan Diversified Mid Cap Growth Fund
JPMorgan Diversified Mid Cap Value Fund
JPMorgan Growth Advantage Fund
JPMorgan Mid Cap Equity Fund
JPMorgan Mid Cap Value Fund
JPMorgan Multi-Cap Market Neutral Fund
JPMorgan Value Advantage Fund

CONTENTS

President’s Letter	1
Fund Commentaries:
JPMorgan Capital Growth Fund	2
JPMorgan Diversified Mid Cap Growth Fund	4
JPMorgan Diversified Mid Cap Value Fund	6
JPMorgan Growth Advantage Fund	8
JPMorgan Mid Cap Equity Fund	10
JPMorgan Mid Cap Value Fund	12
JPMorgan Multi-Cap Market Neutral Fund	14
JPMorgan Value Advantage Fund	16
Schedules of Portfolio Investments	18
Financial Statements	56
Financial Highlights	74
Notes to Financial Statements	94
Report of Independent Registered Public Accounting Firm	105
Trustees	106
Officers	108
Schedule of Shareholder Expenses	109
Tax Letter	112

Investments in the Fund are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

Past performance is no guarantee for future performance. The general market views expressed in this report are opinions based on current market conditions and are subject to change without notice. These views are not intended to predict the future performance of the Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of any Fund.

Prospective investors should refer to the Fund’s prospectus for a discussion of the Fund’s investment objective, strategies and risks. Call JPMorgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about the Fund including management fees and other expenses. Please read it carefully before investing.

PRESIDENT’S LETTER
JULY 6, 2007 (Unaudited)

Dear Shareholder:

We are pleased to present this annual report for the JPMorgan Mid/Multi Cap Funds for the 12 months ended June 30, 2007. Inside, you’ll find information detailing the performance of the Funds, along with reports from the portfolio managers.

“Residential construction activity has declined significantly within the last year, and we continue to look for weakness in housing-related employment and consumer spending.”

The 12-month period began with the financial markets absorbing the 17th consecutive interest-rate increase from the Federal Reserve (Fed). That 25-basis-point (bp) hike, initiated on June 29, 2006, lifted the fed funds target to 5.25%, where it remained for the next 12 months.

After the Fed’s decision to halt its rate-tightening campaign in August 2006, the financial markets initially speculated that the Fed’s next move would be an easing. A sharp slowdown in the housing market combined with declines in manufacturing activity had triggered the Fed’s pause, and investors anticipated that the resulting slowdown in gross domestic product (GDP) growth would prompt a rate cut.

This sentiment slowly unraveled throughout the rest of the year, though, as the Fed remained on hold. The economy had its ups and downs, but generally held up better than most observers expected, which reduced the chances for a change in monetary policy. What’s more, inflation pressures continued to irritate the Fed and diminish the prospects for a rate cut.

Stocks roll over roadblocks

Nevertheless, no challenge seemed too great for the U.S. stock market — not the increase in oil prices throughout the latter half of 2006; not the sharp, but short-lived, China-market-inspired correction of late February; not the anemic third-quarter 2006 or first-quarter 2007 GDP growth rate of 2.0% and 0.7%, respectively; not the growing fallout from housing-market weakness; not the increasing default rate tied to the sub-prime mortgage market; and not the Fed’s persistent inflation warnings.

Despite these obstacles, the U.S. stock market posted strong returns for the 12-month period. For example, among the capitalization universes, the Russell Midcap Index was the top performer, returning 20.83% for the period. Large-cap stocks followed, with a return of 20.43%, as measured by the Russell 1000 Index, while the small-cap Russell 2000 Index returned 16.43%. In terms of style, there was only a modest difference in the performance of value stocks versus growth stocks. Overall, value stocks maintained a slight performance edge in the large- and mid-cap universes, while growth stocks prevailed in the small-cap universe.

Outside the U.S., stock performance was even stronger. Robust global growth, combined with the relative decline in the U.S. dollar, helped propel international stocks to extraordinary gains. Developed markets, as measured by the MSCI EAFE Index, returned 32.11% for the period, while the MSCI Emerging Markets Index posted a 12-month total return of 50.29%. U.S. stocks, as measured by the S&P 500 Index, posted a return of 20.59% for the one-year period.

Investors generally pointed to abundant liquidity and robust merger-and-acquisition activity, including private equity deals, as drivers of stock market gains. In addition, optimism regarding continued, albeit slow, economic growth, a healthy global economy, higher-than-expected corporate earnings growth, and modest core inflation data provided support.

Volatility resurfaces

A bout of volatility late in the fiscal year reminded investors of the challenges lingering in the market. Rising bond yields and anxiety regarding credit quality helped push stock market returns into negative territory during June.

In early June, the re-rating of U.S. growth prospects caused Treasury yields to move sharply higher. Furthermore, the Fed retained its tightening bias but left the fed funds target unchanged. The market changed its expectations for future Fed policy. Whereas market participants previously had expected the Fed to cut rates during the second half of 2007, it ended the period convinced that the Fed would remain on hold for the rest of the year.

Economy continues to grow, but at a sub-par pace

Overall, economic growth should remain at a below-trend pace of approximately 2.1% for 2007 as a whole. Residential construction activity has declined significantly over the last year, and we continue to look for weakness in housing-related employment and consumer spending. Although this may lead to some periods of unease ahead, we would view such spillovers as positive from a long-term perspective, because they would provide a conclusive arrest of the inflation threat and could lead to a decisive shift in the Fed’s monetary policy bias.

On behalf of everyone at JPMorgan Asset Management, thank you for your confidence and the continued trust you have placed in us. We look forward to serving your investment needs for many years to come. Should you have any questions, please feel free to contact the JPMorgan Funds Service Center at 1-800-480-4111.

Sincerely,

George C.W. Gatch
President
JPMorgan Funds

JUNE 30, 2007        JPMORGAN MID CAP/MULTI-CAP FUNDS   1

JPMorgan Capital Growth Fund

FUND COMMENTARY
AS OF JUNE 30, 2007 (Unaudited)

FUND FACTS

Fund Inception	September 23, 1987
Fiscal Year-End	June 30
Net Assets as of 6/30/2007
(In Thousands)	$968,592
Primary Benchmark	Russell Midcap Growth Index

Q:	HOW DID THE FUND PERFORM?

A:	The JPMorgan Capital Growth Fund, which seeks capital growth over the long term, returned 19.01%* (Class A Shares, no sales charge) over the 12 months ended June 30, 2007, compared to the 19.73% return for the Russell Midcap Growth Index over the same period.**

Q:	WHY DID THE FUND PERFORM THIS WAY?

A:	The Fund underperformed its benchmark for the period due primarily to stock selection in the information technology and healthcare sectors as well as an underweight in the materials sector. At the individual stock level, Panera Bread Co., a chain of casual bakery cafes, was among the detractors from performance. The company cut its same-store sales growth target for the second quarter. In addition, the company reported that its margins were under pressure due to a shift away from products made in its fresh dough facilities along with higher gasoline and other input costs. Corporate Executive Board Co., which provides research, decision support tools and executive education, also hurt returns. The company was forced to lower its guidance for full-year 2007 earnings due to weaker-than-expected revenue growth. The revised outlook reflects a weaker-than-expected sales increase and slow start to the current sales year. Consol Energy Inc., a multi-fuel energy provider, also negatively impacted performance. The company’s shares declined after it reported that first-quarter profits fell due to reduced coal sales in a flat pricing environment. Additionally, the company trimmed its 2007 production guidance.

On the positive side, stock selection in the industrials, consumer discretionary and telecommunication service sectors aided returns. At the individual stock level, General Cable Corp., which designs, manufactures and markets copper, aluminum and fiber-optic wire and cable products, was among the contributors to performance. The company’s shares advanced as worldwide demand for electrical infrastructure contributed to double-digit revenue and earnings growth. These positive results were driven by increased demand, particularly for overhead transmission cables in the U.S. and Europe. GameStop Corp., which retails video games and PC entertainment software, also helped returns. The company reported fiscal first-quarter earnings that more than doubled due to sales of new gaming systems like Nintendo Wii and games like “Guitar Hero II.” Amphenol Corp., an electronic and fiber-optic connector manufacturer, also supported performance. The company reported that first-quarter profits increased on double-digit growth, which beat expectations.

Q:	HOW WAS THE FUND MANAGED?

A:	We employ a bottom-up approach to stock selection, constructing portfolios based on company fundamentals, quantitative screening and proprietary fundamental analysis. We look for dominant franchises with predictable business models deemed capable of achieving sustained growth. Potential investments are subjected to rigorous financial analysis and a disciplined approach to valuation. We seek to maintain sector diversification in the Fund by avoiding large allocations that are contingent on macroeconomic or sector trends.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***

1.	General Cable Corp.	2.5%
2.	VeriFone Holdings, Inc.	2.0
3.	Roper Industries, Inc.	1.9
4.	Amphenol Corp., Class A	1.8
5.	Gentex Corp.	1.5
6.	Time Warner Telecom, Inc., Class A	1.5
7.	Corrections Corp. of America	1.4
8.	GameStop Corp., Class A	1.4
9.	Celgene Corp.	1.4
10.	DreamWorks Animation SKG, Inc., Class A	1.4

PORTFOLIO COMPOSITION***

Information Technology	23.3%
Consumer Discretionary	20.3
Health Care	16.1
Industrials	12.5
Financials	8.8
Energy	8.5
Telecommunication Services	4.9
Materials	2.7
Consumer Staples	1.4
Utilities	0.9
Short-Term Investment	0.6

*	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights which reflect adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.

**	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

***	Percentages indicated are based upon total investments (excluding Investments of Cash Collateral for Securities on Loan) as of June 30, 2007. The Fund’s composition is subject to change.

2   JPMORGAN MID CAP/MULTI-CAP FUNDS        JUNE 30, 2007

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2007

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	9/23/87
Without Sales Charge		19.01%	13.45%	8.56%
With Sales Charge*		12.77	12.23	7.98
CLASS B SHARES	11/4/93
Without CDSC		18.41	12.88	8.13
With CDSC**		13.41	12.63	8.13
CLASS C SHARES	1/2/98
Without CDSC		18.44	12.86	7.93
With CDSC***		17.44	12.86	7.93
SELECT CLASS SHARES	1/25/96	19.30	13.84	9.01

*	Sales Charge for Class A Shares is 5.25%.

**	Assume 5% CDSC (contingent deferred sales charge) for the one year period, 2% CDSC for the five year period and 0% CDSC thereafter.

***	Assumes a 1% CDSC for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (6/30/97 TO 6/30/07)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on September 23, 1987.

Returns for the Class C Shares prior to their inception date are based on the performance of Class B Shares, whose expenses are substantially similar to those of Class C Shares.

The graph illustrates comparative performance for $10,000 invested in Class A Shares of the JPMorgan Capital Growth Fund, Russell Midcap Growth Index, and Lipper Mid-Cap Growth Funds Index from June 30, 1997 to June 30, 2007. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and includes a sales charge. The performance of the Russell Midcap Growth Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Mid-Cap Growth Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The Russell Midcap Growth Index is an unmanaged index, which measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher financial growth values. The Lipper Mid-Cap Growth Funds Index is an index based on total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Class A shares have a $1,000 minimum initial investment and carry a 5.25% sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

JUNE 30, 2007        JPMORGAN MID CAP/MULTI-CAP FUNDS   3

JPMorgan Diversified Mid Cap Growth Fund

FUND COMMENTARY
AS OF JUNE 30, 2007 (Unaudited)

FUND FACTS

Fund Inception	March 2, 1989
Fiscal Year End	June 30
Net Assets as of 6/30/2007
(In Thousands)	$1,385,625
Primary Benchmark	Russell Midcap Growth Index

Q:	HOW DID THE FUND PERFORM?

A:	The JPMorgan Diversified Mid Cap Growth Fund, which seeks growth of capital and, secondarily, current income by investing primarily in equity securities, returned 18.95%* (Select Class Shares) over the 12 months ended June 30, 2007, compared to the 19.73% return for the Russell Midcap Growth Index over the same period.**

Q:	WHY DID THE FUND PERFORM THIS WAY?

A:	The Fund underperformed its benchmark for the period due primarily to stock selection in the information technology and healthcare sectors as well as an underweight in the materials sector. At the individual stock level, Panera Bread Co., a chain of casual bakery cafes, was among the detractors from performance. The company cut its same-store sales growth target for the second quarter. In addition, the company reported that its margins were under pressure due to a shift away from products made in its fresh dough facilities along with higher gasoline and other input costs. Corporate Executive Board Co., which provides research, decision support tools and executive education, also hurt returns. The company was forced to lower its guidance for full-year 2007 earnings due to weaker-than-expected revenue growth. The revised outlook reflects a weaker-than-expected sales increase and slow start to the current sales year. Consol Energy Inc., a multi-fuel energy provider, also negatively impacted performance. The company’s shares declined after it reported that first-quarter profits fell due to reduced coal sales in a flat pricing environment. Additionally, the company trimmed its 2007 production guidance.

On the positive side, stock selection in the industrials, consumer discretionary and telecommunication service sectors aided returns. At the individual stock level, General Cable Corp., which designs, manufactures and markets copper, aluminum and fiber-optic wire and cable products, was among the contributors to performance. The company’s shares advanced as worldwide demand for electrical infrastructure contributed to double-digit revenue and earnings growth. These positive results were driven by increased demand, particularly for overhead transmission cables in the U.S. and Europe. GameStop Corp., which retails video games and PC entertainment software, also helped returns. The company reported fiscal first-quarter earnings that more than doubled due to sales of new gaming systems like Nintendo Wii and games like “Guitar Hero II.” Amphenol Corp., an electronic and fiber-optic connector manufacturer, also supported performance. The company reported that first-quarter profits increased on double-digit growth, which beat expectations.

Q:	HOW WAS THE FUND MANAGED?

A:	We employ a bottom-up approach to stock selection, constructing portfolios based on company fundamentals, quantitative screening and proprietary fundamental analysis. We look for dominant franchises with predictable business models deemed capable of achieving sustained growth. Potential investments are subjected to rigorous financial analysis and a disciplined approach to valuation. We seek to maintain sector diversification in the Fund by avoiding large allocations that are contingent on macroeconomic or sector trends.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***

1.	General Cable Corp.	2.4%
2.	VeriFone Holdings, Inc.	1.9
3.	Roper Industries, Inc.	1.9
4.	Amphenol Corp., Class A	1.7
5.	Gentex Corp.	1.5
6.	Time Warner Telecom, Inc., Class A	1.4
7.	Corrections Corp. of America	1.4
8.	GameStop Corp., Class A	1.4
9.	Celgene Corp.	1.4
10.	DreamWorks Animation SKG, Inc., Class A	1.4

PORTFOLIO COMPOSITION***

Information Technology	22.9%
Consumer Discretionary	20.0
Health Care	15.8
Industrials	12.3
Financials	8.7
Energy	8.3
Telecommunication Services	4.7
Materials	2.6
Consumer Staples	1.4
Utilities	0.9
Short-Term Investment	2.4

*	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights which reflect adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.

**	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

***	Percentages indicated are based upon total investments (excluding Investments of Cash Collateral for Securities on Loan) as of June 30, 2007. The Fund’s composition is subject to change.

4   JPMORGAN MID CAP/MULTI-CAP FUNDS        JUNE 30, 2007

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2007

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	2/18/92
Without Sales Charge		18.65%	11.85%	11.29%
With Sales Charge*		12.41	10.66	10.69
CLASS B SHARES	1/14/94
Without CDSC		17.98	11.10	10.62
With CDSC**		12.98	10.83	10.62
CLASS C SHARES	11/4/97
Without CDSC		17.95	11.09	10.58
With CDSC***		16.95	11.09	10.58
SELECT CLASS SHARES	3/2/89	18.95	12.14	11.58
ULTRA SHARES	2/22/05	19.13	12.21	11.61

*	Sales Charge for Class A Shares is 5.25%.

**	Assumes 5% CDSC (contingent deferred sales charge) for the one year period, 2% CDSC for the five year period and 0% CDSC thereafter.

***	Assumes a 1% CDSC for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (6/30/97 TO 6/30/07)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on March 2, 1989. Returns for the Class C Shares and Ultra Shares prior to their inception date are based on the performance of Select Class Shares. Historical Class C Shares performance has been adjusted to reflect the differences in expenses and sales charges between classes prior to the class inception. The actual returns of Ultra Shares would have been different than those shown because Ultra Shares have different expenses than Select Class Shares.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Diversified Mid Cap Growth Fund, Russell Midcap Growth Index and the Lipper Mid-Cap Growth Funds Index from June 30, 1997 to June 30, 2007. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the Russell Midcap Growth Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Mid-Cap Growth Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The Russell Midcap Growth Index is an unmanaged index, which measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. The Lipper Mid-Cap Growth Funds Index is an index based on total returns of certain mutual funds within the Fund’s designated category as determined by Lipper Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

JUNE 30, 2007        JPMORGAN MID CAP/MULTI-CAP FUNDS   5

JPMorgan Diversified Mid Cap Value Fund

FUND COMMENTARY
AS OF JUNE 30, 2007 (Unaudited)

FUND FACTS

Fund Inception	March 2, 1989
Fiscal Year End	June 30
Net Assets as of 6/30/2007
(In Thousands)	$739,380
Primary Benchmark	Russell Midcap Value Index

Q:	HOW DID THE FUND PERFORM?

A:	The JPMorgan Diversified Mid Cap Value Fund, which seeks capital appreciation with the secondary goal of achieving current income by investing primarily in equity securities, returned 19.97%* (Select Class Shares) over the 12 months ended June 30, 2007, compared to the 22.09% return for the Russell Midcap Value Index over the same period.**

Q:	WHY DID THE FUND PERFORM THIS WAY?

A:	The Fund underperformed its benchmark for the period due primarily to stock selection in the healthcare, utility, and industrials sectors. At the individual stock level, McClatchy Co., the third-largest newspaper company in the U.S., was among the detractors from performance. The company experienced a difficult start to 2007 as advertising revenues declined sharply on the back of disappointing real estate ads. Omnicare Inc., a geriatric pharmaceutical services company, also hurt returns. The company’s shares came under pressure as several events, including legal disputes with regulators and an ongoing lawsuit against UnitedHealthcare, lowered investor sentiment toward the stock.

On the positive side, stock selection in the consumer discretionary, financial and materials sectors helped returns. At the individual stock level, Tiffany and Co., a global fine jeweler, was among the top contributors to performance. The company’s shares advanced following the announcement that Nelson Peltz’s Trian Fund Management bought a 5.45% stake in the company. Trian seeks to help Tiffany improve its margins and earnings-per-share growth as well as address various operational and strategic issues. SUPERVALU Inc., a grocery retailer and distributor, also helped returns. The company reported solid financial results that surpassed analysts’ estimates, driven primarily by its acquisition of Albertson Inc.’s retail properties in 2006.

Q:	HOW WAS THE FUND MANAGED?

A:	We employ a bottom-up approach to stock selection, constructing portfolios based on company fundamentals, quantitative screening and proprietary fundamental analysis. We look for undervalued companies that have the potential to grow intrinsic value per share. The research process is designed to find companies with predictable and durable business models deemed capable of achieving sustainable growth. Potential investments are subjected to rigorous financial analysis and a disciplined approach to valuation.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***

1.	Brown-Forman Corp., Class B	1.7%
2.	SUPERVALU, Inc.	1.4
3.	Assurant, Inc.	1.3
4.	American Electric Power Co., Inc.	1.2
5.	Clear Channel Communications, Inc.	1.2
6.	Coventry Health Care, Inc.	1.1
7.	FirstEnergy Corp.	1.1
8.	Tiffany & Co.	1.1
9.	Fortune Brands, Inc.	1.1
10.	Ball Corp.	1.1

PORTFOLIO COMPOSITION***

Financials	25.0%
Consumer Discretionary	19.9
Utilities	12.7
Industrials	8.9
Consumer Staples	8.2
Materials	6.2
Energy	5.3
Health Care	4.9
Information Technology	4.0
Telecommunication Services	3.3
Short-Term Investment	1.6

*	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights which reflect adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.

**	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

***	Percentages indicated are based upon total investments (excluding Investments of Cash Collateral for Securities on Loan) as of June 30, 2007. The Fund’s composition is subject to change.

6   JPMORGAN MID CAP/MULTI-CAP FUNDS        JUNE 30, 2007

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2007

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	2/18/92
Without Sales Charge		19.66%	12.49%	12.12%
With Sales Charge*		13.39	11.29	11.52
CLASS B SHARES	1/14/94
Without CDSC		18.97	11.74	11.44
With CDSC**		13.97	11.48	11.44
CLASS C SHARES	3/22/99
Without CDSC		18.97	11.74	11.35
With CDSC***		17.97	11.74	11.35
SELECT CLASS SHARES	3/2/89	19.97	12.77	12.39
ULTRA SHARES	2/22/05	20.13	12.86	12.43

*	Sales Charge for Class A Shares is 5.25%.

**	Assumes 5% CDSC (contingent deferred sales charge) for the one year period, 2% CDSC for the five year period and 0% CDSC thereafter.

***	Assumes a 1% CDSC for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (6/30/97 TO 6/30/07)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on March 2, 1989. Returns for the Class C Shares and Ultra Shares prior to their inception date are based on the performance of Select Class Shares. Historical Class C Shares performance has been adjusted to reflect the differences in expenses and sales charges between classes prior to the class inception. The actual returns of Ultra Shares would have been different than those shown because Ultra Shares have different expenses than Select Class Shares.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Diversified Mid Cap Value Fund, Russell Midcap Value Index and the Lipper Mid-Cap Value Funds Index from June 30, 1997 to June 30, 2007. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the Russell Midcap Value Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Mid-Cap Value Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The Russell Midcap Value Index is an unmanaged index, which measures the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values. The Lipper Mid-Cap Value Funds Index is an index based on total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

JUNE 30, 2007        JPMORGAN MID CAP/MULTI-CAP FUNDS   7

JPMorgan Growth Advantage Fund

FUND COMMENTARY
AS OF JUNE 30, 2007 (Unaudited)

FUND FACTS

Fund Inception	October 29, 1999
Fiscal Year End	June 30
Net Assets as of 6/30/2007
(In Thousands)	$62,519
Primary Benchmark	Russell 3000 Growth Index

Q:	HOW DID THE FUND PERFORM?

A:	The JPMorgan Growth Advantage Fund, which seeks to provide long-term capital growth, returned 23.53%* (Class A Shares, no sales charge) over the 12 months ended June 30, 2007, compared to the 18.84% return for the Russell 3000 Growth Index over the same period.**

Q:	WHY DID THE FUND PERFORM THIS WAY?

A:	The Fund outperformed its benchmark for the period due primarily to stock selection in the industrials, consumer discretionary and telecommunication service sectors. At the individual stock level, General Cable Corp., which designs, manufactures and markets copper, aluminum and fiber-optic wire and cable products, was among the contributors to performance. The company’s shares advanced as worldwide demand for electrical infrastructure contributed to double-digit revenue and earnings growth. These positive results were driven by increased demand, particularly for overhead transmission cables in the U.S. and Europe. Apple Inc., which produces hardware, software and Internet tools, also helped returns. The company’s shares advanced as hype surrounding the release of its much-anticipated iPhone continued to drive up the stock’s price. Additionally, the company benefited from upbeat sales. GameStop Corp., which retails video games and PC entertainment software, also supported performance. The company reported fiscal first-quarter earnings that more than doubled due to sales of new gaming systems like Nintendo Wii and games like “Guitar Hero II.”

On the negative side, stock selection in the information technology and financial sectors as well as an underweight in the materials sector detracted from performance. At the individual stock level, Adams Respiratory Therapeutics Inc., a specialty pharmaceutical company, was among the detractors from performance. The company announced that lower-than-expected trade orders during its fiscal third quarter and a lack of severity in reported levels of upper respiratory ailments would impact sales for its major products for the remainder of the fiscal year. Isilon Systems Inc., which produces clustered storage systems for storing and managing digital content, also hurt returns. The company’s shares declined after it reported a narrower first-quarter loss that missed expectations. Rackable Systems Inc., a leading provider of server and storage products for large, scale-out data center deployments, also negatively impacted performance. The company reported a first-quarter loss due to lower revenue and increased expenses. Intense competition from rivals for the company’s largest customers forced it to cut prices, resulting in a first-quarter warning and subsequent loss.

Q:	HOW WAS THE FUND MANAGED?

A:	We employ a bottom-up approach to stock selection, constructing portfolios based on company fundamentals, quantitative screening and proprietary fundamental analysis. We look for dominant franchises with predictable business models deemed capable of achieving sustained growth. Potential investments are subjected to rigorous financial analysis and a disciplined approach to valuation. We seek to maintain sector diversification in the Fund by avoiding large allocations that are contingent on macroeconomic or sector trends.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***

1.	General Cable Corp.	2.4%
2.	Cisco Systems, Inc.	2.4
3.	Microsoft Corp.	2.2
4.	Google, Inc., Class A	2.0
5.	VeriFone Holdings, Inc.	2.0
6.	Roper Industries, Inc.	1.8
7.	Research In Motion Ltd. (Canada)	1.7
8.	Amphenol Corp., Class A	1.7
9.	Merck & Co., Inc.	1.6
10.	Schering-Plough Corp.	1.6

PORTFOLIO COMPOSITION***

Information Technology	31.4%
Health Care	18.8
Consumer Discretionary	15.7
Industrials	12.0
Financials	7.6
Energy	5.7
Telecommunication Services	4.2
Consumer Staples	2.6
Materials	1.1
Utilities	0.8
Short-Term Investment	0.1

*	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights which reflect adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.

**	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

***	Percentages indicated are based upon total investments (excluding Investments of Cash Collateral for Securities on Loan) as of June 30, 2007. The Fund’s composition is subject to change.

8   JPMORGAN MID CAP/MULTI-CAP FUNDS        JUNE 30, 2007

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2007

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	SINCE INCEPTION
CLASS A SHARES	10/29/99
Without Sales Charge		23.53%	14.79%	(2.28)%
With Sales Charge*		17.00	13.54	(2.96)
CLASS B SHARES	10/29/99
Without CDSC		22.75	13.97	(2.96)
With CDSC**		17.75	13.74	(2.96)
CLASS C SHARES	5/1/06
Without CDSC		22.56	13.97	(2.96)
With CDSC***		21.56	13.97	(2.96)
SELECT CLASS SHARES	5/1/06	23.80	14.87	(2.24)

*	Sales Charge for Class A Shares is 5.25%.

**	Assumes 5% CDSC (contingent deferred sales charge) for the one year period, 2% CDSC for the five year period and 0% CDSC thereafter.

***	Assumes a 1% CDSC for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (10/29/99 TO 6/30/07)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The JPMorgan Growth Advantage Fund commenced operations on 10/29/99.

As of 8/17/05, the Fund changed its name, investment objective, certain investment policies and benchmark. Prior to that time, the Fund operated as JPMorgan Mid Cap Growth Fund. Although past performance is not necessarily an indication of how the Fund will perform in the future, in view of these changes, the Fund’s performance record prior to 8/17/05 might be less pertinent for investors considering whether to purchase shares of the Fund. The performance for the Class A and Class B Shares before 3/23/01 is based on the performance of the Class A and Class B Shares of the Fund’s predecessor, H&Q IPO & Emerging Company Fund, a series of Hambrecht & Quist Fund Trust, which transferred all of its assets and liabilities to the Fund pursuant to a reorganization on that date. The predecessor’s investment program was identical to that of the Fund prior to 12/3/01. The predecessor’s Class A and Class B expenses were substantially similar to those of Class A and Class B of the Fund. Returns for the Class C Shares prior to their inception date are based on the performance of Class B Shares, whose expenses are substantially similar to those of Class C Shares. Returns for the Select Class Shares prior to their inception date are based on the performance of Class A Shares. During this period, the actual returns of Select Class Shares would have been different because Select Class Shares have different expenses than Class A Shares.

The graph illustrates comparative performance for $10,000 invested in Class A Shares of the JPMorgan Growth Advantage Fund, Russell 3000 Growth Index and Lipper Multi-Cap Growth Funds Index from October 29, 1999 to June 30, 2007. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and includes a sales charge. The performance of the indices reflects an initial investment at the end of the month following the Fund’s inception. The performance of the Russell 3000 Growth Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Multi-Cap Growth Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The Russell 3000 Growth Index is an unmanaged index, which measures the performance of those Russell 3000 Index companies (largest 3000 U.S. companies) with higher price-to-book ratios and higher forecasted growth values. The Lipper Multi-Cap Growth Funds Index is an index based on total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Class A Shares have a $1,000 minimum initial investment and carry a 5.25% sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

JUNE 30, 2007        JPMORGAN MID CAP/MULTI-CAP FUNDS   9

JPMorgan Mid Cap Equity Fund

FUND COMMENTARY
AS OF JUNE 30, 2007 (Unaudited)

FUND FACTS

Fund Inception	January 1, 1997
Fiscal Year End	June 30
Net Assets as of 6/30/2007
(In Thousands)	$284,546
Primary Benchmark	Russell Midcap Index

Q:	HOW DID THE FUND PERFORM?

A:	The JPMorgan Mid Cap Equity Fund, which seeks long-term capital growth, returned 18.97%* (Select Class Shares) over the 12 months ended June 30, 2007, compared to the 20.83% return for the Russell Midcap Index over the same period.**

Q:	WHY DID THE FUND PERFORM THIS WAY?

A:	The Fund underperformed its benchmark for the period due primarily to stock selection in the healthcare, utility and information technology sectors. At the individual stock level, Omnicare Inc., a geriatric pharmaceutical services company, was among the detractors from performance. The company’s shares came under pressure as several events, including legal disputes with regulators and an ongoing lawsuit against UnitedHealthcare, lowered investor sentiment toward the stock. Panera Bread Co., a chain of casual bakery cafes, also hurt returns. The company cut its same-store sales growth target for the second quarter. In addition, the company reported that its margins were under pressure due to a shift away from products made in its fresh dough facilities along with higher gasoline and other input costs.

On the positive side, stock selection in the consumer discretionary, telecommunication service and energy sectors helped returns. At the individual stock level, General Cable Corp., which designs, manufactures and markets copper, aluminum and fiber-optic wire and cable products, was among the contributors to performance. The company’s shares advanced as worldwide demand for electrical infrastructure contributed to double-digit revenue and earnings growth. These positive results were driven by increased demand, particularly for overhead transmission cables in the U.S. and Europe. Tiffany and Co., a global fine jeweler, also helped returns. The company’s shares advanced following the announcement that Nelson Peltz’s Trian Fund Management bought a 5.45% stake in the company. Trian seeks to help Tiffany improve its margins and earnings-per-share growth as well as address various operational and strategic issues.

Q:	HOW WAS THE FUND MANAGED?

A:	We employ a bottom-up approach to stock selection, constructing portfolios based on company fundamentals, quantitative screening and proprietary fundamental analysis. We look for dominant franchises with predictable business models deemed capable of achieving sustained growth and undervalued companies with the potential to grow their intrinsic value per share. Potential investments are subjected to rigorous financial analysis and a disciplined approach to valuation.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***

1.	Amphenol Corp., Class A	1.3%
2.	General Cable Corp.	1.2
3.	Assurant, Inc.	1.2
4.	NCR Corp.	1.2
5.	Everest Re Group Ltd. (Bermuda)	1.1
6.	Coventry Health Care, Inc.	1.1
7.	Questar Corp.	1.1
8.	Tiffany & Co.	1.0
9.	VeriFone Holdings, Inc.	1.0
10.	Northern Trust Corp.	1.0

PORTFOLIO COMPOSITION***

Consumer Discretionary	20.3%
Financials	17.7
Information Technology	13.0
Industrials	10.7
Health Care	10.5
Energy	6.8
Utilities	6.3
Telecommunication Services	4.5
Consumer Staples	4.4
Materials	3.9
Short-Term Investment	1.9

*	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights which reflect adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.

**	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

***	Percentages indicated are based upon total investments (excluding Investments of Cash Collateral for Securities on Loan) as of June 30, 2007. The Fund’s composition is subject to change.

10   JPMORGAN MID CAP/MULTI-CAP FUNDS        JUNE 30, 2007

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2007

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
SELECT CLASS SHARES	1/1/97	18.97%	14.83%	12.48%

TEN YEAR FUND PERFORMANCE (6/30/97 TO 6/30/07)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on 1/1/97.

The graph illustrates comparative performance for $1,000,000 invested in the JPMorgan Mid Cap Equity Fund, Russell Midcap Index, and Lipper Mid-Cap Core Funds Index from June 30, 1997 to June 30, 2007. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any. The performance of the Russell Midcap Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Mid-Cap Core Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The Russell Midcap Index is an unmanaged index, which measures the performance of the smallest 800 companies of the Russell 1000 Index. The Lipper Mid-Cap Core Funds Index is an index based on total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an Index.

Select Class Shares have a $1,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights which reflect adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.

JUNE 30, 2007        JPMORGAN MID CAP/MULTI-CAP FUNDS   11

JPMorgan Mid Cap Value Fund

FUND COMMENTARY
AS OF JUNE 30, 2007 (Unaudited)

FUND FACTS

Fund Inception	November 13, 1997
Fiscal Year End	June 30
Net Assets as of 6/30/2007
(In Thousands)	$8,628,707
Primary Benchmark	Russell Midcap Value Index

Q:	HOW DID THE FUND PERFORM?

A:	The JPMorgan Mid Cap Value Fund, which seeks growth from capital appreciation, returned 18.82%* (Institutional Class Shares) over the 12 months ended June 30, 2007, compared to the 22.09% return for the Russell Midcap Value Index over the same period.**

Q:	WHY DID THE FUND PERFORM THIS WAY?

A:	The Fund underperformed its benchmark for the period due primarily to stock selection in the healthcare, industrials and utilities sectors. At the individual stock level, Omnicare Inc., a geriatric pharmaceutical services company, was among the detractors from performance. The company’s shares came under pressure as several events, including legal disputes with regulators and an ongoing lawsuit against UnitedHealthcare, lowered investor sentiment toward the stock. Furthermore, the company released quarterly results below expectations, as higher costs associated with Medicare Part D and the temporary closure of a repackaging facility reduced profits. McClatchy Co., the third-largest newspaper company in the U.S., also hurt performance. The company experienced a difficult start to 2007 as advertising revenues declined sharply on the back of disappointing real estate ads.

On the positive side, stock selection in the consumer discretionary and energy sectors as well as an overweight in the telecommunication sector helped performance. At the individual stock level, Vulcan Materials Co., a leader in the production of construction aggregates and other construction materials, was among the contributors to performance. The company’s shares rose when its plan to acquire Florida Rock Industries Inc. for about $4.6 billion was received favorably by investors. The company’s acquisition expanded its presence in Florida and other high-growth markets in the Southeast and Mid-Atlantic states while providing significant future earnings prospects and cost synergies. AutoZone Inc., an auto parts retailer, also helped returns. The company announced better-than-expected earnings due to cost containment efforts and an aggressive share repurchasing program. The company’s ongoing initiatives, which focus on improving the customer’s shopping experience, have led to measurable increases in customer service metrics, which benefited its shares.

Q:	HOW WAS THE FUND MANAGED?

A:	We employ a bottom-up approach to stock selection, constructing portfolios based on company fundamentals, quantitative screening and proprietary fundamental analysis. We look for undervalued companies that have the potential to grow intrinsic value per share. The research process is designed to find companies with predictable and durable business models deemed capable of achieving sustainable growth. Potential investments are subjected to rigorous financial analysis and a disciplined approach to valuation.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***

1.	Assurant, Inc.	2.4%
2.	Coventry Health Care, Inc.	2.3
3.	Synovus Financial Corp.	1.9
4.	Williams Cos., Inc.	1.8
5.	V.F. Corp.	1.8
6.	Brown-Forman Corp., Class B	1.8
7.	M&T Bank Corp.	1.7
8.	Fortune Brands, Inc.	1.7
9.	American Electric Power Co., Inc.	1.7
10.	Genuine Parts Co.	1.6

PORTFOLIO COMPOSITION***

Financials	26.5%
Consumer Discretionary	20.4
Utilities	11.7
Industrials	9.0
Consumer Staples	7.5
Materials	5.1
Energy	5.0
Health Care	4.9
Telecommunication Services	4.2
Information Technology	2.9
Short-Term Investment	2.8

*	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights which reflect adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.

**	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

***	Percentages indicated are based upon total investments (excluding Investments of Cash Collateral for Securities on Loan) as of June 30, 2007. The Fund’s composition is subject to change.

12   JPMORGAN MID CAP/MULTI-CAP FUNDS        JUNE 30, 2007

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2007

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	SINCE INCEPTION
CLASS A SHARES	4/30/01
Without Sales Charge		18.21%	16.04%	17.32%
With Sales Charge*		12.00	14.79	16.67
CLASS B SHARES	4/30/01
Without CDSC		17.65	15.36	16.86
With CDSC**		12.65	15.13	16.86
CLASS C SHARES	4/30/01
Without CDSC		17.64	15.36	16.88
With CDSC***		16.64	15.36	16.88
SELECT CLASS SHARES	10/31/01	18.54	16.34	17.53
INSTITUTIONAL CLASS SHARES	11/13/97	18.82	16.62	17.70

*	Sales Charge for Class A Shares is 5.25%.

**	Assume 5% CDSC (contingent deferred sales charge) for the one year period, 2% CDSC for the five year period and 0% CDSC thereafter.

***	Assumes a 1% CDSC for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (11/13/97 TO 6/30/07)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on 11/13/97.

Returns for the Class A, Class B, Class C and Select Shares prior to their inception date are based on the performance of Institutional Class Shares. During these periods, the actual returns of Class A, Class B, Class C and Select Shares would have been lower than shown because Class A, Class B, Class C and Select Shares have higher expenses than Institutional Class Shares.

The graph illustrates comparative performance for $3,000,000 invested in Institutional Class Shares of the JPMorgan Mid Cap Value Fund, Russell Midcap Value Index, and Lipper Mid-Cap Value Funds Index from November 13, 1997 to June 30, 2007. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the indices reflects an initial investment at the end of the month following the Fund’s inception. The performance of the Russell Midcap Value Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Mid-Cap Value Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The Russell Midcap Value Index is an unmanaged index that measures the performance of those Russell Midcap companies included in the Russell Midcap Index that have lower price-to-book ratios and lower forecasted growth rates. The Lipper Mid-Cap Value Funds Index is an index based on total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Institutional Class Shares have a $3,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

JUNE 30, 2007        JPMORGAN MID CAP/MULTI-CAP FUNDS   13

JPMorgan Multi-Cap Market Neutral Fund

FUND COMMENTARY
AS OF JUNE 30, 2007 (Unaudited)

FUND FACTS

Fund Inception	May 23, 2003
Fiscal Year End	June 30
Net Assets as of 6/30/2007
(In Thousands)	$2,268,724
Primary Benchmark	Merrill Lynch 3-Month US Treasury Bill Index*

Q:	HOW DID THE FUND PERFORM?

A:	The JPMorgan Multi-Cap Market Neutral Fund, which seeks long-term capital preservation and growth by using strategies designed to produce returns which have no correlation with general domestic market performance, returned 5.59%** (Select Class Shares) over the 12 months ended June 30, 2007, compared to the 5.21% return for the Merrill Lynch 3-Month U.S. Treasury Bill Index over the same period.***

Q:	WHY DID THE FUND PERFORM THIS WAY?

A:	The Fund outperformed its benchmark due to its overall stock selection process, driven by valuation and fundamentals. In particular, both fundamentals and valuation worked on the long side of the Fund. However, although valuation worked on the short side, fundamentals did not. Stocks are assigned to one of five super-sectors: consumer, financial, industrials, technology and healthcare. Four of these super-sectors generated positive returns during the period, as industrials worked the best and financials the least. The Fund continued to employ a sector-neutral approach, selecting the best stocks and industries within each of 20 sectors. The Fund’s top three industry overweights were property and casualty insurance, managed care and semiconductor production equipment, while its top three industry underweights were brokers, core semiconductors and food products.

Q:	HOW WAS THE FUND MANAGED?

A:	We rank stocks within a universe of approximately 1,300 large-cap, mid-cap and high-end small-cap stocks. We owned more than 400 positions in the Fund during the period. The Fund is extremely well diversified and sector-neutral. No individual stock has a material impact on the Fund. In essence, we go long on inexpensive stocks with improving fundamentals and short on expensive stocks with deteriorating fundamentals.

TOP TEN EQUITY LONG HOLDINGS OF THE PORTFOLIO****

1.	ArvinMeritor, Inc.	0.5%
2.	Tidewater, Inc.	0.5
3.	Amkor Technology, Inc.	0.5
4.	Accenture Ltd., Class A	0.5
5.	Global Industries Ltd.	0.5
6.	Energizer Holdings, Inc.	0.4
7.	Dollar Tree Stores, Inc.	0.4
8.	Arris Group, Inc.	0.4
9.	Freeport-McMoRan Copper & Gold, Inc., Class B	0.4
10.	priceline.com, Inc.	0.4

TOP TEN EQUITY SHORT HOLDINGS OF THE PORTFOLIO****

1.	Flowserve Corp.	0.5%
2.	Shaw Group, Inc. (The)	0.5
3.	Rite Aid Corp.	0.5
4.	Cypress Semiconductor Corp.	0.4
5.	Cheniere Energy, Inc.	0.4
6.	Fluor Corp.	0.4
7.	Alcon, Inc. (Switzerland)	0.4
8.	WMS Industries, Inc.	0.4
9.	DST Systems, Inc.	0.4
10.	Quicksilver Resources, Inc.	0.4

PORTFOLIO COMPOSITION LONG POSITIONS****

Consumer Discretionary	20.0%
Information Technology	15.7
Industrials	14.2
Financials	12.3
Health Care	9.8
Energy	7.2
Materials	6.3
Utilities	4.9
Consumer Staples	3.3
Telecommunication Services	1.3
Short-Term Investment	5.0

PORTFOLIO COMPOSITION SHORT POSITIONS****

Information Technology	18.9%
Consumer Discretionary	17.1
Industrials	13.6
Financials	11.5
Health Care	11.2
Energy	10.1
Consumer Staples	5.9
Materials	5.1
Utilities	4.5
Telecommunication Services	2.1

*	Effective November 1, 2006, the Advisor changed the Fund’s benchmark to this index because it believes the new benchmark is more closely correlated with total return and is the industry standard.

**	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights which reflect adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.

***	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

****	Percentages indicated are based upon total investments as of June 30, 2007. The Fund’s composition is subject to change.

14   JPMORGAN MID CAP/MULTI-CAP FUNDS        JUNE 30, 2007

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2007

	INCEPTION DATE OF CLASS	1 YEAR	3 YEAR	SINCE INCEPTION
CLASS A SHARES	5/23/03
Without Sales Charge		5.27%	4.88%	5.11%
With Sales Charge*		(0.27)	3.00	3.75
CLASS B SHARES	5/23/03
Without CDSC		4.56	4.10	4.35
With CDSC**		(0.44)	3.17	3.92
CLASS C SHARES	5/23/03
Without CDSC		4.56	4.10	4.35
With CDSC***		3.56	4.10	4.35
SELECT CLASS SHARES	5/23/03	5.59	5.15	5.38

*	Sales Charge for Class A Shares is 5.25%.

**	Assume 5% CDSC (contingent deferred sales charge) for the one year period, 2% CDSC for the five year period and 0% CDSC thereafter.

***	Assumes a 1% CDSC for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (5/23/03 TO 6/30/07)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on May 23, 2003.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Multi-Cap Market Neutral Fund, the Merrill Lynch 3-Month US Treasury Bill Index, the Merrill Lynch 91-Day U.S. Treasury (Auction Rate) Index and the Lipper Equity Market-Neutral Funds Average from May 23, 2003 to June 30, 2007. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the indices reflects an initial investment at the end of the month following the Fund’s inception. The performance of the Merrill Lynch 3-Month US Treasury Bill Index and Merrill Lynch 91-Day U.S. Treasury (Auction Rate) Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Equity Market-Neutral Funds Average includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The Merrill Lynch 3-Month US Treasury Bill Index is an unmanaged index which represents the performance of 3-month U.S. Treasury bills and it is based on a single issue held for a month, sold and then rolled into a new issue the next month. The Merrill Lynch 91-Day Treasury (Auction Rate) Index is an unmanaged index, which reflects the total return of a hypothetical Treasury bill with a discount rate equal to the average rate established at each of the auctions during a given month. The Advisor changed the Fund’s benchmark to this index because it believes the new benchmark is more closely correlated with total return and is the industry standard. The Lipper Equity Market-Neutral Funds Average is an index based on total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights which reflect adjustments made to the net assets value in accordance with accounting principles generally accepted in the United States of America.

JUNE 30, 2007        JPMORGAN MID CAP/MULTI-CAP FUNDS   15

JPMorgan Value Advantage Fund

FUND COMMENTARY
AS OF JUNE 30, 2007 (Unaudited)

FUND FACTS

Fund Inception	February 28, 2005
Fiscal Year End	June 30
Net Assets as of 6/30/2007
(In Thousands)	$510,539
Primary Benchmark	Russell 3000 Value Index

Q:	HOW DID THE FUND PERFORM?

A:	The JPMorgan Value Advantage Fund, which seeks to provide long-term total return from a combination of income and capital gains, returned 21.58%* (Class A Shares, no sales charge) over the 12 months ended June 30, 2007, compared to the 21.33% for the Russell 3000 Value Index over the same period.**

Q:	WHY DID THE FUND PERFORM THIS WAY?

A:	The Fund outperformed its benchmark for the period due primarily to stock selection in the materials and financial sectors. At the individual stock level, Devon Energy Corp. was among the contributors to performance. The company continued to benefit from higher energy prices, aggressive deepwater exploration initiatives and its acquisition of privately held Chief Holdings LLC, a natural gas producer. Teekay Shipping Corp., a provider of crude oil and petroleum product transportation services, also helped results. The company began transitioning its business from depending on volatile short-term spot rates to more long-term fixed-rate contracts. Rinker Group LTD, a cement producer, also supported performance. The company’s shares rose sharply after Cemex S.A.B. de C.V. announced intentions to acquire it. Cemex was aggressive in its offer, as it was extended numerous times and eventually increased over 20% above the original offer price. In addition, the company produced solid financial results due primarily to cost-cutting initiatives and price increases that were implemented the prior fiscal year.

On the negative side, stock selection in the industrials sector as well as an underweight in the utility sector detracted from performance. Walter Industries Inc., a diversified industrial company, was among the detractors from performance. Lower coal production resulting from geographical concerns at one of the company’s mining facilities led to revenues and earnings that fell below expectations. Griffon Corp., a diversified manufacturer, also hurt returns. The stock came under pressure, as the company noted a significant decline in garage door sales and installations due to the slowdown in new home construction and home resale markets. McClatchy Co., the third-largest newspaper company in the U.S., also negatively impacted performance. The company experienced a difficult start to 2007 as advertising revenues declined sharply on the back of disappointing real estate ads.

Q:	HOW WAS THE FUND MANAGED?

A:	We employ a bottom-up approach to stock selection, constructing portfolios based on company fundamentals, quantitative screening and proprietary fundamental analysis. We look for undervalued companies that have the potential to grow intrinsic value per share. The research process is designed to find companies with predictable and durable business models deemed capable of achieving sustainable growth. Potential investments are subjected to rigorous financial analysis and a disciplined approach to valuation.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***

1.	Devon Energy Corp.	3.3%
2.	Washington Post Co. (The), Class B	3.0
3.	W.P. Carey & Co. LLC	2.7
4.	Clear Channel Communications, Inc.	2.7
5.	Berkshire Hathaway, Inc., Class A	2.4
6.	Agree Realty Corp.	2.1
7.	Assurant, Inc.	2.1
8.	M&T Bank Corp.	2.1
9.	Charles Schwab Corp. (The)	2.0
10.	Synovus Financial Corp.	2.0

PORTFOLIO COMPOSITION***

Financials	37.2%
Consumer Discretionary	18.9
Energy	8.9
Industrials	5.7
Consumer Staples	4.8
Health Care	3.7
Telecommunication Services	3.0
Materials	2.9
Information Technology	1.7
Investment Company	1.3
Short-Term Investment	11.9

*	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights which reflect adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.

**	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

***	Percentages indicated are based upon total investments as of June 30, 2007. The Fund’s composition is subject to change.

16   JPMORGAN MID CAP/MULTI-CAP FUNDS        JUNE 30, 2007

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2007

	INCEPTION DATE OF CLASS	1 YEAR	SINCE INCEPTION
CLASS A SHARES	2/28/05
Without Sales Charge		21.58%	15.95%
With Sales Charge*		15.21	13.31
CLASS C SHARES	2/28/05
Without CDSC		21.00	15.38
With CDSC**		20.00	15.38
SELECT CLASS SHARES	2/28/05	21.89	16.24
INSTITUTIONAL CLASS SHARES	2/28/05	22.16	16.25

*	Sales Charge for Class A Shares is 5.25%.

**	Assumes a 1% CDSC for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (2/28/05 TO 6/30/07)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on 2/28/05.

The graph illustrates comparative performance for $10,000 invested in Class A Shares of the JPMorgan Value Advantage Fund, Russell 3000 Value Index and Lipper Multi-Cap Value Funds Index from February 28, 2005 to June 30, 2007. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and includes a sales charge. The performance of the indices reflects an initial investment at the inception of the Fund. The performance of the Russell 3000 Value Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Multi-Cap Value Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The Russell 3000 Value Index is an unmanaged index which measures the performance of those Russell 3000 Index companies (largest 3000 U.S. companies) with lower price-to-book ratios and lower forecasted growth values. The Lipper Multi-Cap Value Funds Index is an index based on total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Class A Shares have a $1,000 minimum initial investment and carry a 5.25% sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

JUNE 30, 2007        JPMORGAN MID CAP/MULTI-CAP FUNDS   17

JPMorgan Capital Growth Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF JUNE 30, 2007

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — 99.8%
	Common Stocks — 99.8%
	Aerospace & Defense — 2.3%
103	Precision Castparts Corp.	12,439
143	Rockwell Collins, Inc.	10,070
		22,509
	Auto Components — 2.8%
146	BorgWarner, Inc.	12,545
746	Gentex Corp. (c)	14,679
		27,224
	Biotechnology — 2.2%
238	Celgene Corp. (a)	13,662
88	Cephalon, Inc. (a)	7,106
		20,768
	Capital Markets — 5.4%
79	Affiliated Managers Group, Inc. (a) (c)	10,224
400	E*Trade Financial Corp. (a)	8,832
190	Investment Technology Group, Inc. (a)	8,237
137	Lazard Ltd., Class A (Bermuda)	6,151
146	Northern Trust Corp.	9,373
189	T. Rowe Price Group, Inc.	9,781
		52,598
	Chemicals — 1.9%
180	Ecolab, Inc.	7,669
379	Nalco Holding Co.	10,395
		18,064
	Commercial Services & Supplies — 3.4%
223	Corrections Corp. of America (a)	14,070
228	Stericycle, Inc. (a) (c)	10,146
300	Waste Connections, Inc. (a) (c)	9,063
		33,279
	Communications Equipment — 3.0%
91	F5 Networks, Inc. (a)	7,294
182	Harris Corp.	9,923
347	Polycom, Inc. (a)	11,669	>
		28,886
	Computers & Peripherals — 3.0%
237	NCR Corp. (a)	12,431
302	Network Appliance, Inc. (a)	8,824
167	SanDisk Corp. (a)	8,154
		29,409
	Construction & Engineering — 1.0%
324	Quanta Services, Inc. (a) (c)	9,922
	Diversified Consumer Services — 1.9%
70	ITT Educational Services, Inc. (a)	8,240
193	Weight Watchers International, Inc.	9,787
		18,027
	Diversified Financial Services — 1.3%
130	CIT Group, Inc.	7,100
35	IntercontinentalExchange, Inc. (a)	5,101
		12,201
	Diversified Telecommunication Services — 1.5%
707	Time Warner Telecom, Inc., Class A (a) (c)	14,201
	Electrical Equipment — 5.3%
319	General Cable Corp. (a) (c)	24,164
113	Genlyte Group, Inc. (a)	8,859
325	Roper Industries, Inc. (c)	18,581
		51,604
	Electronic Equipment & Instruments — 1.8%
484	Amphenol Corp., Class A	17,247
	Energy Equipment & Services — 4.3%
169	Cameron International Corp. (a)	12,071
106	Noble Corp.	10,357
212	Oceaneering International, Inc. (a) (c)	11,133
132	W-H Energy Services, Inc. (a)	8,172
		41,733
	Food Products — 0.7%
122	Wm. Wrigley, Jr., Co.	6,753
	Gas Utilities — 0.9%
161	Questar Corp.	8,530
	Health Care Equipment & Supplies — 3.9%
207	Cytyc Corp. (a)	8,924
156	Hologic, Inc. (a) (c)	8,606
105	IDEXX Laboratories, Inc. (a)	9,955
243	Mentor Corp. (c)	9,902
		37,387
	Health Care Providers & Services — 3.7%
209	DaVita, Inc. (a)	11,261
335	Lincare Holdings, Inc. (a)	13,366
309	VCA Antech, Inc. (a)	11,631
		36,258

SEE NOTES TO FINANCIAL STATEMENTS.

18   JPMORGAN MID CAP/MULTI-CAP FUNDS        JUNE 30, 2007

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Health Care Technology — 1.1%
187	Cerner Corp. (a) (c)	10,378
	Hotels, Restaurants & Leisure — 3.5%
401	Burger King Holdings, Inc.	10,557
142	International Game Technology	5,637
102	Panera Bread Co., Class A (a) (c)	4,694
170	Scientific Games Corp., Class A (a) (c)	5,935
239	Tim Hortons, Inc. (Canada)	7,343
		34,166
	Household Durables — 1.2%
162	Garmin Ltd. (Cayman Islands) (c)	11,954
	Industrial Conglomerates — 0.5%
50	McDermott International, Inc. (a)	4,139
	Insurance — 2.2%
75	Everest Re Group Ltd. (Bermuda)	8,148
41	National Financial Partners Corp.	1,917
362	Security Capital Assurance Ltd. (Bermuda)	11,163
		21,228
	Internet & Catalog Retail — 1.1%
157	priceline.com, Inc. (a) (c)	10,820
	Internet Software & Services — 0.4%
90	Digital River, Inc. (a)	4,082
	IT Services — 2.6%
78	Cognizant Technology Solutions Corp., Class A (a)	5,842
541	VeriFone Holdings, Inc. (a) (c)	19,077
		24,919
	Life Sciences Tools & Services — 1.7%
167	Covance, Inc. (a)	11,436
122	Illumina, Inc. (a) (c)	4,968
		16,404
	Media — 1.4%
472	DreamWorks Animation SKG, Inc., Class A (a)	13,612
	Metals & Mining — 0.8%
146	Century Aluminum Co. (a)	7,992
	Multiline Retail — 2.4%
225	Dollar Tree Stores, Inc. (a)	9,795
632	Saks, Inc.	13,495
		23,290
	Office Electronics — 1.0%
239	Zebra Technologies Corp. (a) (c)	9,239
	Oil, Gas & Consumable Fuels — 4.2%
261	Cabot Oil & Gas Corp.	9,611
316	Forest Oil Corp. (a) (c)	13,333
185	Quicksilver Resources, Inc. (a) (c)	8,234
221	Southwestern Energy Co. (a)	9,825
		41,003
	Personal Products — 0.7%
197	Bare Escentuals, Inc. (a) (c)	6,724
	Pharmaceuticals — 3.7%
224	Adams Respiratory Therapeutics, Inc. (a) (c) (m)	8,835
156	Allergan, Inc.	8,992
293	Elan Corp. plc ADR (Ireland) (a)	6,421
153	Shire plc ADR (United Kingdom)	11,357
		35,605
	Semiconductors & Semiconductor Equipment — 6.6%
558	Altera Corp.	12,355
231	Broadcom Corp., Class A (a)	6,744
121	Formfactor, Inc. (a)	4,646
222	KLA-Tencor Corp.	12,171
247	Microchip Technology, Inc.	9,142
311	NVIDIA Corp. (a)	12,827
158	Tessera Technologies, Inc. (a)	6,415
		64,300
	Software — 5.0%
229	Adobe Systems, Inc. (a)	9,175
256	Amdocs Ltd. (United Kingdom) (a)	10,202
357	ANSYS, Inc. (a) (c)	9,471
273	Autodesk, Inc. (a)	12,862
292	Sybase, Inc. (a)	6,983
		48,693
	Specialty Retail — 5.3%
184	Barnes & Noble, Inc.	7,086
357	GameStop Corp., Class A (a)	13,974
280	Office Depot, Inc. (a)	8,469
205	PetSmart, Inc.	6,659
149	Tiffany & Co.	7,895
308	Urban Outfitters, Inc. (a)	7,392
		51,475
	Textiles, Apparel & Luxury Goods — 0.7%
158	Under Armour, Inc., Class A (a) (c)	7,213

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2007        JPMORGAN MID CAP/MULTI-CAP FUNDS   19

JPMorgan Capital Growth Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF JUNE 30, 2007 (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Wireless Telecommunication Services — 3.4%
232	American Tower Corp., Class A (a)	9,744
144	NII Holdings, Inc. (a)	11,635
271	Rogers Communications, Inc., Class B (Canada)	11,493
		32,872
	Total Long-Term Investments (Cost $782,402)	966,708
Short-Term Investment — 0.6%
	Investment Company — 0.6%
5,911	JPMorgan Prime Money Market Fund, Institutional Class (b) (m) (Cost $5,911)	5,911

PRINCIPAL AMOUNT($)
Investments of Cash Collateral for Securities on Loan — 14.7%
	Certificate of Deposit — 0.5%
5,000	Barclays, New York, FRN, 5.34%, 09/28/07	5,000
	Corporate Notes — 8.3%
5,850	Alliance and Leicester plc, FRN, 5.33%, 07/29/08	5,850
2,000	Allstate Life Global Funding, FRN, 5.32%, 07/29/08	2,000
4,000	Allstate Life Global Funding II, FRN, 5.32%, 07/29/08	4,000
6,000	Banque Federative du Credit Mutuel, FRN, 5.32%, 07/29/08	6,000
6,996	Beta Finance Inc., FRN, 5.39%, 02/20/09	6,996
6,700	Caixa Catal, FRN, 5.39%, 07/28/08	6,700
6,100	Citigroup Global Markets Inc., FRN, 5.45%, 07/06/07	6,100
5,999	Comerica, FRN, 5.31%, 11/13/07	5,999
6,500	Dorada Finance Inc., FRN, 5.37%, 01/14/08	6,500
3,400	Links Finance LLC, FRN, 5.37%, 10/15/07	3,400
6,000	Macquarie Bank Ltd., FRN, 5.35%, 07/29/08	6,000
4,750	Metropolitan Life Global Funding, FRN, 5.31%, 07/29/08	4,750
7,999	National City Bank Cleveland, FRN, 5.33%, 10/04/07	7,999
3,500	Sigma Finance Inc., FRN, 5.37%, 10/24/07	3,500
5,000	Wachovia Bank N.A., FRN, 5.36%, 02/23/09	5,000
		80,794
	Repurchase Agreements — 4.3%
11,662	Banc of America Securities LLC, 5.39%, dated 06/29/07, due 07/02/07, repurchase price $11,667, collateralized by U.S. Government Agency Mortgages	11,662
15,000	Bear Stearns Cos., Inc., 5.38%, dated 06/29/07, due 07/02/07, repurchase price $15,007, collateralized by U.S. Government Agency Mortgages	15,000
15,000	Credit Suisse First Boston LLC, 5.39%, dated 06/29/07, due 07/02/07, repurchase price $15,007, collateralized by U.S. Government Agency Mortgages	15,000
		41,662
	Time Deposits — 1.6%
5,000	American Express Centurion, 5.32%, 07/31/07	5,000
5,000	HSBC Toronto, 5.35%, 08/23/07	5,000
5,000	Sun Trust Bank, Atlanta, FRN, 5.33%, 07/30/07	5,000
		15,000
	Total Investments of Cash Collateral for Securities on Loan (Cost $142,456)	142,456
	Total Investments — 115.1% (Cost $930,769)	1,115,075
	Liabilities in Excess of Other Assets — (15.1)%	(146,483)
	NET ASSETS — 100.0%	$968,592

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

20   JPMORGAN MID CAP/MULTI-CAP FUNDS        JUNE 30, 2007

JPMorgan Diversified Mid Cap Growth Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF JUNE 30, 2007

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — 98.5%
	Common Stocks — 98.5%
	Aerospace & Defense — 2.3%
145	Precision Castparts Corp.	17,561
201	Rockwell Collins, Inc.	14,209
		31,770
	Auto Components — 2.8%
206	BorgWarner, Inc.	17,707
1,053	Gentex Corp. (c)	20,724
		38,431
	Biotechnology — 2.1%
336	Celgene Corp. (a)	19,286
125	Cephalon, Inc. (a)	10,024
		29,310
	Capital Markets — 5.4%
112	Affiliated Managers Group, Inc. (a) (c)	14,440
565	E*Trade Financial Corp. (a)	12,470
268	Investment Technology Group, Inc. (a)	11,623
193	Lazard Ltd., Class A (Bermuda)	8,681
206	Northern Trust Corp.	13,234
266	T. Rowe Price Group, Inc.	13,808
		74,256
	Chemicals — 1.8%
253	Ecolab, Inc.	10,816
535	Nalco Holding Co.	14,675
		25,491
	Commercial Services & Supplies — 3.4%
315	Corrections Corp. of America (a)	19,864
322	Stericycle, Inc. (a)	14,325
423	Waste Connections, Inc. (a)	12,793
		46,982
	Communications Equipment — 2.9%
128	F5 Networks, Inc. (a)	10,293
257	Harris Corp.	14,014
490	Polycom, Inc. (a)	16,477
		40,784
	Computers & Peripherals — 2.9%
321	NCR Corp. (a)	16,878
427	Network Appliance, Inc. (a)	12,461
235	SanDisk Corp. (a)	11,506
		40,845
	Construction & Engineering — 1.0%
457	Quanta Services, Inc. (a) (c)	14,004
	Diversified Consumer Services — 1.8%
99	ITT Educational Services, Inc. (a)	11,644
272	Weight Watchers International, Inc. (c)	13,818
		25,462
	Diversified Financial Services — 1.2%
183	CIT Group, Inc.	10,023
49	IntercontinentalExchange, Inc. (a)	7,200
		17,223
	Diversified Telecommunication Services — 1.4%
997	Time Warner Telecom, Inc., Class A (a)	20,048
	Electrical Equipment — 5.3%
450	General Cable Corp. (a)	34,118
159	Genlyte Group, Inc. (a)	12,511
459	Roper Industries, Inc.	26,232
		72,861
	Electronic Equipment & Instruments — 1.8%
683	Amphenol Corp., Class A	24,345
	Energy Equipment & Services — 4.3%
239	Cameron International Corp. (a)	17,046
150	Noble Corp.	14,628
299	Oceaneering International, Inc. (a) (c)	15,723
189	W-H Energy Services, Inc. (a)	11,676
		59,073
	Food Products — 0.7%
173	Wm. Wrigley, Jr., Co.	9,541
	Gas Utilities — 0.9%
228	Questar Corp.	12,044
	Health Care Equipment & Supplies — 3.8%
292	Cytyc Corp. (a)	12,597
220	Hologic, Inc. (a) (c)	12,146
148	IDEXX Laboratories, Inc. (a)	14,043
344	Mentor Corp. (c)	13,976
		52,762
	Health Care Providers & Services — 3.7%
295	DaVita, Inc. (a)	15,897
474	Lincare Holdings, Inc. (a)	18,869
436	VCA Antech, Inc. (a) (c)	16,418
		51,184
	Health Care Technology — 1.1%
264	Cerner Corp. (a) (c)	14,650

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2007        JPMORGAN MID CAP/MULTI-CAP FUNDS   21

JPMorgan Diversified Mid Cap Growth Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF JUNE 30, 2007 (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Hotels, Restaurants & Leisure — 3.5%
566	Burger King Holdings, Inc.	14,903
200	International Game Technology	7,956
144	Panera Bread Co., Class A (a) (c)	6,623
240	Scientific Games Corp., Class A (a) (c)	8,378
337	Tim Hortons, Inc. (Canada)	10,363
		48,223
	Household Durables — 1.2%
228	Garmin Ltd. (Cayman Islands) (c)	16,873
	Industrial Conglomerates — 0.4%
70	McDermott International, Inc. (a)	5,843
	Insurance — 2.2%
106	Everest Re Group Ltd. (Bermuda)	11,516
58	National Financial Partners Corp.	2,704
511	Security Capital Assurance Ltd. (Bermuda) (c)	15,759
		29,979
	Internet & Catalog Retail — 1.1%
222	priceline.com, Inc. (a) (c)	15,274
	Internet Software & Services — 0.4%
127	Digital River, Inc. (a) (c)	5,765
	IT Services — 2.5%
110	Cognizant Technology Solutions Corp., Class A (a)	8,245
764	VeriFone Holdings, Inc. (a) (c)	26,934
		35,179
	Life Sciences Tools & Services — 1.7%
235	Covance, Inc. (a) (c)	16,139
173	Illumina, Inc. (a) (c)	7,014
		23,153
	Media — 1.4%
666	DreamWorks Animation SKG, Inc., Class A (a)	19,216
	Metals & Mining — 0.8%
207	Century Aluminum Co. (a) (c)	11,292
	Multiline Retail — 2.4%
318	Dollar Tree Stores, Inc. (a)	13,827
898	Saks, Inc.	19,162
		32,989
	Office Electronics — 0.9%
337	Zebra Technologies Corp., Class A (a) (c)	13,040
	Oil, Gas & Consumable Fuels — 4.2%
368	Cabot Oil & Gas Corp.	13,564
445	Forest Oil Corp. (a) (c)	18,823
261	Quicksilver Resources, Inc. (a) (c)	11,622
312	Southwestern Energy Co. (a)	13,873
		57,882
	Personal Products — 0.7%
278	Bare Escentuals, Inc. (a) (c)	9,494
	Pharmaceuticals — 3.6%
317	Adams Respiratory Therapeutics, Inc. (a) (c)	12,479
220	Allergan, Inc.	12,698
412	Elan Corp. plc ADR (Ireland) (a) (c)	9,037
215	Shire plc ADR (United Kingdom)	15,968
		50,182
	Semiconductors & Semiconductor Equipment — 6.6%
788	Altera Corp.	17,443
326	Broadcom Corp., Class A (a)	9,522
172	Formfactor, Inc. (a) (c)	6,584
313	KLA-Tencor Corp.	17,183
349	Microchip Technology, Inc.	12,908
438	NVIDIA Corp. (a)	18,110
223	Tessera Technologies, Inc. (a) (c)	9,059
		90,809
	Software — 5.0%
323	Adobe Systems, Inc. (a)	12,950
362	Amdocs Ltd. (United Kingdom) (a)	14,401
504	ANSYS, Inc. (a) (c)	13,367
386	Autodesk, Inc. (a)	18,154
413	Sybase, Inc. (a)	9,855
		68,727
	Specialty Retail — 5.2%
260	Barnes & Noble, Inc.	10,002
505	GameStop Corp., Class A (a)	19,730
395	Office Depot, Inc. (a)	11,956
290	PetSmart, Inc.	9,401
210	Tiffany & Co.	11,143
434	Urban Outfitters, Inc. (a)	10,436
		72,668
	Textiles, Apparel & Luxury Goods — 0.7%
223	Under Armour, Inc., Class A (a) (c)	10,184

SEE NOTES TO FINANCIAL STATEMENTS.

22   JPMORGAN MID CAP/MULTI-CAP FUNDS        JUNE 30, 2007

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Wireless Telecommunication Services — 3.4%
328	American Tower Corp., Class A (a)	13,755
203	NII Holdings, Inc. (a)	16,426
382	Rogers Communications, Inc., Class B (Canada)	16,227
		46,408
	Total Long-Term Investments (Cost $1,119,706)	1,364,246
Short-Term Investment — 2.4%
	Investment Company — 2.4%
33,758	JPMorgan Liquid Assets Money Market Fund, Institutional Class (b) (m) (Cost $33,758)	33,758

PRINCIPAL AMOUNT($)
Investments of Cash Collateral for Securities on Loan — 14.6%
	Certificates of Deposit — 1.4%
10,000	Barclays, New York, 5.34%, 09/28/07	10,000
4,499	Calyon, New York, FRN, 5.40%, 03/15/10	4,499
5,000	Natexis Banques Populaires, New York, FRN, 5.37%, 01/28/08	5,000
		19,499
	Corporate Notes — 8.1%
7,500	Allstate Life Global Funding II, FRN, 5.32%, 07/29/08	7,500
5,000	Banque Federative du Credit Mutuel, FRN, 5.32%, 07/29/08	5,000
5,000	BBVA Senior Finance S.A., FRN, 5.41%, 03/12/10	5,000
9,700	Caixa Catal, FRN, 5.39%, 07/28/08	9,700
1,000	CC USA, Inc., FRN, 5.37%, 01/25/08	1,000
4,000	CDC Financial Products, Inc., FRN, 5.43%, 07/27/07	4,000
1,750	CDC Financial Products, Inc., FRN, 5.43%, 08/29/07	1,750
10,500	Citigroup Global Markets, Inc., FRN, 5.45%, 07/06/07	10,500
6,000	General Electric Capital Corp., FRN, 5.40%, 03/12/10	6,000
10,000	Goldman Sachs Group, Inc., FRN, 5.54%, 12/28/07	10,000
6,999	Liberty Lighthouse U.S. Capital, FRN, 5.34%, 02/04/08	6,999
5,000	Macquarie Bank Ltd., FRN, 5.35%, 07/29/08	5,000
7,000	Monumental Global Funding, FRN, 5.41%, 06/28/10	7,000
1,000	Monumental Global Funding II, FRN, 5.40%, 03/26/10	1,000
4,500	Morgan Stanley & Co., Inc., FRN, 5.56%, 07/29/08	4,500
5,000	National City Bank, Cleveland, FRN, 5.33%, 10/04/07	4,999
4,000	National City Bank, Cleveland, FRN, 5.35%, 09/18/07	4,000
5,000	National Rural Utilities Coop., FRN, 5.30%, 07/29/08	5,000
6,001	Nationwide Building Society, FRN, 5.31%, 07/29/08	6,001
5,000	Pricoa Global Funding I, FRN, 5.31%, 07/29/08	5,000
2,000	Pricoa Global Funding I, FRN, 5.41%, 12/15/09	2,000
		111,949
	Repurchase Agreements — 3.5%
14,458	Banc of America Securities LLC, 5.39%, dated 06/29/07, due 07/02/07, repurchase price $14,464, collateralized by U.S. Agency Mortgages.	14,458
35,000	Credit Suisse First Boston LLC, 5.39%, dated 06/29/07, due 07/02/07, repurchase price $35,016, collateralized by U.S. Agency Mortgages.	35,000
		49,458
	Time Deposits — 1.6%
10,000	American Express Centurion, 5.32%, 07/31/07	10,000
7,000	Sun Trust Bank Atlanta, FRN, 5.33%, 07/30/07	7,000
5,000	Ulster Bank Ireland Ltd., FRN, 5.34%, 10/18/07	5,000
		22,000
	Total Investments of Cash Collateral for Securities on Loan (Cost $202,906)	202,906
	Total Investments — 115.5% (Cost $1,356,370)	1,600,910
	Liabilities in Excess of Other Assets — (15.5)%	(215,285)
	NET ASSETS — 100.0%	$1,385,625

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2007        JPMORGAN MID CAP/MULTI-CAP FUNDS   23

JPMorgan Diversified Mid Cap Value Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF JUNE 30, 2007

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — 99.2%
	Common Stocks — 99.2%
	Aerospace & Defense — 2.4%
78	Alliant Techsystems, Inc. (a) (c)	7,692
51	Armor Holdings, Inc. (a)	4,413
159	Spirit Aerosystems Holdings, Inc., Class A (a)	5,736
		17,841
	Beverages — 2.6%
172	Brown-Forman Corp., Class B (c)	12,575
277	Constellation Brands, Inc., Class A (a)	6,728
		19,303
	Building Products — 0.9%
36	American Standard Cos., Inc.	2,119
137	Owens Corning, Inc. (a)	4,607
		6,726
	Capital Markets — 3.2%
41	Bear Stearns Cos., Inc. (The)	5,740
209	E*Trade Financial Corp. (a)	4,613
62	Legg Mason, Inc.	6,070
68	Northern Trust Corp.	4,394
58	T. Rowe Price Group, Inc.	3,029
		23,846
	Chemicals — 2.8%
104	Albemarle Corp.	4,014
76	Lubrizol Corp.	4,886
71	PPG Industries, Inc.	5,366
146	Sigma-Aldrich Corp.	6,217
		20,483
	Commercial Banks — 5.1%
63	City National Corp.	4,794
101	Cullen/Frost Bankers, Inc.	5,411
87	East-West Bancorp, Inc.	3,382
68	M&T Bank Corp.	7,216
205	Synovus Financial Corp.	6,300
163	United Community Banks, Inc. (c)	4,229
83	Zions Bancorporation	6,407
		37,739
	Commercial Services & Supplies — 0.7%
178	Republic Services, Inc.	5,451
	Computers & Peripherals — 0.9%
131	NCR Corp. (a)	6,898
	Construction Materials — 0.9%
49	Florida Rock Industries, Inc.	3,291
31	Vulcan Materials Co.	3,539
		6,830
	Containers & Packaging — 1.5%
156	Ball Corp.	8,284
51	Temple-Inland, Inc.	3,132
		11,416
	Distributors — 0.7%
107	Genuine Parts Co.	5,317
	Diversified Telecommunication Services — 2.9%
141	CenturyTel, Inc.	6,926
730	Qwest Communications International, Inc. (a)	7,085
488	Windstream Corp.	7,204
		21,215
	Electric Utilities — 5.1%
205	American Electric Power Co., Inc.	9,236
131	Edison International	7,371
130	FirstEnergy Corp.	8,434
154	PPL Corp.	7,215
235	Westar Energy, Inc. (c)	5,696
		37,952
	Electrical Equipment — 0.8%
148	Ametek, Inc.	5,867
	Electronic Equipment & Instruments — 1.5%
98	Amphenol Corp., Class A	3,497
194	Arrow Electronics, Inc. (a)	7,467
		10,964
	Energy Equipment & Services — 0.5%
63	Unit Corp. (a)	3,944
	Food & Staples Retailing — 2.5%
58	BJ’s Wholesale Club, Inc. (a)	2,093
140	Ruddick Corp. (c)	4,229
66	Safeway, Inc.	2,242
218	SUPERVALU, Inc.	10,107
		18,671
	Food Products — 1.6%
96	Dean Foods Co.	3,050
174	Del Monte Foods Co.	2,111
119	Wm. Wrigley, Jr., Co.	6,607
		11,768

SEE NOTES TO FINANCIAL STATEMENTS.

24   JPMORGAN MID CAP/MULTI-CAP FUNDS        JUNE 30, 2007

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Gas Utilities — 3.1%
96	Energen Corp.	5,263
132	ONEOK, Inc.	6,629
100	Questar Corp.	5,274
205	UGI Corp.	5,579
		22,745
	Health Care Equipment & Supplies — 0.4%
41	Beckman Coulter, Inc.	2,671
	Health Care Providers & Services — 3.2%
96	Community Health Systems, Inc. (a)	3,883
147	Coventry Health Care, Inc. (a)	8,489
58	DaVita, Inc. (a)	3,120
69	Henry Schein, Inc. (a)	3,703
56	Lincare Holdings, Inc. (a)	2,224
54	Omnicare, Inc. (c)	1,954
		23,373
	Hotels, Restaurants & Leisure — 3.8%
189	Applebee’s International, Inc.	4,559
251	Burger King Holdings, Inc.	6,622
158	Hilton Hotels Corp.	5,275
76	International Game Technology	3,005
106	Marriott International, Inc., Class A	4,601
69	Vail Resorts, Inc. (a) (c)	4,188
		28,250
	Household Durables — 2.0%
101	Fortune Brands, Inc.	8,352
157	Jarden Corp. (a)	6,738
		15,090
	Household Products — 1.0%
114	Clorox Co.	7,082
	Industrial Conglomerates — 0.8%
121	Carlisle Cos., Inc.	5,642
	Insurance — 8.5%
162	Assurant, Inc.	9,566
119	Cincinnati Financial Corp.	5,169
51	Everest Re Group Ltd. (Bermuda)	5,519
167	Fidelity National Title Group, Inc., Class A	3,958
119	IPC Holdings Ltd. (Bermuda)	3,846
150	Loews Corp.	7,632
360	Old Republic International Corp.	7,657
226	OneBeacon Insurance Group Ltd.	5,735
58	Principal Financial Group, Inc.	3,392
54	ProAssurance Corp. (a) (c)	2,984
71	Protective Life Corp.	3,399
119	W.R. Berkley Corp.	3,885
		62,742
	Internet & Catalog Retail — 0.6%
211	Liberty Media Holding Corp. - Interactive, Class A (a)	4,709
	IT Services — 1.1%
82	Fidelity National Information Services, Inc.	4,460
174	Western Union Co. (The)	3,622
		8,082
	Machinery — 2.9%
83	Crane Co.	3,768
140	Dover Corp.	7,143
62	Harsco Corp.	3,235
116	Oshkosh Truck Corp.	7,311
		21,457
	Media — 3.9%
147	Cablevision Systems Corp., Class A (a)	5,302
234	Clear Channel Communications, Inc.	8,848
119	Clear Channel Outdoor Holdings, Inc., Class A (a)	3,365
123	Grupo Televisa S.A. ADR (Mexico)	3,402
68	McClatchy Co., Class A (c)	1,730
102	Regal Entertainment Group, Class A	2,232
5	Washington Post Co. (The), Class B	3,997
		28,876
	Metals & Mining — 0.4%
35	Alcan, Inc. (Canada)	2,823
	Multi-Utilities — 4.6%
131	CMS Energy Corp.	2,246
157	MDU Resources Group, Inc. (c)	4,411
224	NiSource, Inc.	4,633
140	NSTAR (c)	4,556
161	PG&E Corp.	7,293
156	SCANA Corp.	5,966
224	Xcel Energy, Inc.	4,585
		33,690
	Oil, Gas & Consumable Fuels — 4.8%
95	Devon Energy Corp.	7,401
115	Helix Energy Solutions Group, Inc. (a) (c)	4,578
78	Murphy Oil Corp.	4,613
76	Newfield Exploration Co. (a)	3,466
122	Penn Virginia Corp.	4,896

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2007        JPMORGAN MID CAP/MULTI-CAP FUNDS   25

JPMorgan Diversified Mid Cap Value Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF JUNE 30, 2007 (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Oil, Gas & Consumable Fuels — Continued
60	Teekay Shipping Corp. (Bahamas)	3,498
224	Williams Cos., Inc.	7,086
		35,538
	Paper & Forest Products — 0.7%
434	Domtar Corp. (Canada) (a)	4,845
	Personal Products — 0.6%
96	Estee Lauder Cos., Inc., (The), Class A	4,383
	Pharmaceuticals — 1.4%
234	Biovail Corp. (Canada) (c)	5,936
260	Warner Chilcott Ltd., Class A (Bermuda) (a)	4,698
		10,634
	Real Estate Investment Trusts (REITs) — 5.2%
103	Cousins Properties, Inc. (c)	2,985
140	Host Hotels & Resorts, Inc.	3,226
157	iStar Financial, Inc.	6,969
66	Kimco Realty Corp.	2,494
72	Plum Creek Timber Co., Inc.	2,999
98	PS Business Parks, Inc., Class A (c)	6,204
39	Public Storage, Inc.	3,026
148	Rayonier, Inc.	6,683
35	Vornado Realty Trust	3,880
		38,466
	Real Estate Management & Development — 1.4%
301	Brookfield Properties Corp.	7,314
51	Forest City Enterprises, Inc., Class A (c)	3,154
		10,468
	Road & Rail — 0.4%
60	Norfolk Southern Corp.	3,149
	Software — 0.5%
183	Symantec Corp. (a)	3,701
	Specialty Retail — 7.3%
94	Abercrombie & Fitch Co.,	6,867
98	AutoNation, Inc. (a)	2,190
51	AutoZone, Inc. (a)	6,954
216	Bed Bath & Beyond, Inc. (a)	7,785
216	Limited Brands, Inc.	5,929
51	Sherwin-Williams Co. (The)	3,395
306	Staples, Inc.	7,257
158	Tiffany & Co.	8,389
181	TJX Cos., Inc.	4,978
		53,744
	Textiles, Apparel & Luxury Goods — 1.7%
80	Columbia Sportswear Co. (c)	5,460
77	V.F. Corp.	7,065
		12,525
	Thrifts & Mortgage Finance — 1.8%
79	FirstFed Financial Corp. (a) (c)	4,464
241	Hudson City Bancorp, Inc.	2,944
32	MGIC Investment Corp.	1,831
225	People’s United Financial, Inc.	3,982
		13,221
	Wireless Telecommunication Services — 0.5%
60	Telephone & Data Systems, Inc.	3,447
	Total Long-Term Investments (Cost $562,668)	733,584
Short-Term Investment — 1.6%
	Investment Company — 1.6%
12,129	JPMorgan Liquid Assets Money Market Fund, Institutional Class (b) (m) (Cost $12,129)	12,129

PRINCIPAL AMOUNT($)
Investments of Cash Collateral for Securities on Loan — 6.8%
	Certificates of Deposit — 1.2%
2,499	Calyon, New York, FRN, 5.40%, 03/15/10	2,499
6,000	Canadian Imperial Bank, New York, FRN, 5.37%, 02/14/08	6,000
		8,499
	Corporate Notes — 5.4%
1,500	Allstate Life Global Funding II, FRN, 5.32%, 07/29/08	1,500
2,000	Banque Federative du Credit Mutuel, FRN, 5.32%, 07/29/08	2,000
4,000	BBVA Senior Finance S.A., FRN, 5.41%, 03/12/10	4,000
4,000	Caixa Catal, FRN, 5.39%, 07/28/08	4,000
4,000	CDC Financial Products Inc., FRN, 5.43%, 08/29/07	4,000
4,000	General Electric Capital Corp., FRN, 5.40%, 03/12/10	4,000
1,000	Macquarie Bank Ltd., FRN, 5.34%, 07/29/08	1,000
2,000	Macquarie Bank Ltd., FRN, 5.35%, 07/29/08	2,000
2,000	Metropolitan Life Global Funding, FRN, 5.31%, 07/29/08	2,000
3,000	Monumental Global Funding, FRN, 5.41%, 06/28/10	3,000

SEE NOTES TO FINANCIAL STATEMENTS.

26   JPMORGAN MID CAP/MULTI-CAP FUNDS        JUNE 30, 2007

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Investments of Cash Collateral for Securities on Loan — Continued
	Corporate Notes — Continued
3,000	Morgan Stanley & Co, Inc., FRN, 5.56%, 07/29/08	3,000
3,000	Pricoa Global Funding I, FRN, 5.41%, 12/15/09	3,000
500	Sigma Finance Inc., FRN, 5.37%, 01/17/08	500
3,000	Unicredito Italiano Bank plc, FRN, 5.34%, 07/29/08	3,000
3,000	Wachovia Bank N.A., FRN, 5.36%, 02/23/09	3,000
		40,000
	Repurchase Agreement — 0.2%
1,659	Banc of America Securities LLC, 5.39%, dated 06/29/07, due 07/02/07, repurchase price $1,660, collateralized by U.S. Agency Mortgages.	1,659
	Total Investments of Cash Collateral for Securities on Loan (Cost $50,158)	50,158
	Total Investments — 107.6% (Cost $624,955)	795,871
	Liabilities in Excess of Other Assets — (7.6)%	(56,491)
	NET ASSETS — 100.0%	$739,380

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2007        JPMORGAN MID CAP/MULTI-CAP FUNDS   27

JPMorgan Growth Advantage Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF JUNE 30, 2007

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — 99.3%
	Common Stocks — 99.3%
	Aerospace & Defense — 2.8%
6	Boeing Co.	538
6	General Dynamics Corp.	454
6	Precision Castparts Corp.	759
		1,751
	Auto Components — 1.5%
47	Gentex Corp.	922
	Biotechnology — 2.7%
15	Celgene Corp. (a)	848
5	Cephalon, Inc. (a)	434
11	Gilead Sciences, Inc. (a)	415
		1,697
	Capital Markets — 4.1%
5	Affiliated Managers Group, Inc. (a) (c)	637
9	Morgan Stanley†	755
7	State Street Corp.	506
12	T. Rowe Price Group, Inc.	644
		2,542
	Chemicals — 1.1%
10	Monsanto Co.	669
	Commercial Services & Supplies — 3.0%
11	Corrections Corp. of America (a)	688
14	Stericycle, Inc. (a)	600
19	Waste Connections, Inc. (a)	567
		1,855
	Communications Equipment — 7.0%
54	Cisco Systems, Inc. (a)	1,496
25	Corning, Inc. (a)	639
6	F5 Networks, Inc. (a)	467
22	Polycom, Inc. (a)	729
5	Research In Motion Ltd. (Canada) (a)	1,080
		4,411
	Computers & Peripherals — 4.0%
8	Apple, Inc. (a)	921
21	Hewlett-Packard Co.	915
12	NCR Corp. (a)	646
		2,482
	Construction & Engineering — 1.0%
20	Quanta Services, Inc. (a) (c)	616
	Diversified Consumer Services — 1.2%
30	INVESTools, Inc. (a) (c)	299
4	ITT Educational Services, Inc. (a)	481
		780
	Diversified Financial Services — 1.5%
1	Chicago Mercantile Exchange Holdings, Inc., Class A	588
2	IntercontinentalExchange, Inc. (a)	325
		913
	Diversified Telecommunication Services — 3.1%
18	AT&T, Inc.	747
15	Cbeyond Communications, Inc. (a) (c)	593
14	Verizon Communications, Inc.	585
		1,925
	Electrical Equipment — 4.2%
20	General Cable Corp. (a)	1,511
19	Roper Industries, Inc.	1,102
		2,613
	Electronic Equipment & Instruments — 1.7%
30	Amphenol Corp., Class A	1,073
	Energy Equipment & Services — 1.9%
8	Cameron International Corp. (a)	572
7	Schlumberger Ltd.	628
		1,200
	Food & Staples Retailing — 1.2%
21	CVS/Caremark Corp.	760
	Food Products — 0.7%
8	Wm. Wrigley, Jr., Co.	431
	Gas Utilities — 0.8%
10	Questar Corp.	502
	Health Care Equipment & Supplies — 4.4%
15	ArthroCare Corp. (a)	637
10	Baxter International, Inc.	586
11	Cytyc Corp. (a)	470
8	Hologic, Inc. (a)	464
6	IDEXX Laboratories, Inc. (a)	606
		2,763
	Health Care Providers & Services — 2.4%
19	Lincare Holdings, Inc. (a)	769
19	VCA Antech, Inc. (a)	716
		1,485

SEE NOTES TO FINANCIAL STATEMENTS.

28   JPMORGAN MID CAP/MULTI-CAP FUNDS        JUNE 30, 2007

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Health Care Technology — 0.9%
10	Cerner Corp. (a)	544
	Hotels, Restaurants & Leisure — 1.1%
25	Burger King Holdings, Inc.	669
	Household Durables — 1.2%
10	Garmin Ltd. (Cayman Islands) (c)	769
	Insurance — 2.0%
5	Everest Re Group Ltd. (Bermuda)	511
25	Security Capital Assurance Ltd. (Bermuda)	765
		1,276
	Internet & Catalog Retail — 1.8%
6	Amazon.com, Inc. (a)	438
10	priceline.com, Inc. (a) (c)	674
		1,112
	Internet Software & Services — 2.8%
10	Bankrate, Inc. (a) (c)	470
2	Google, Inc., Class A (a)	1,256
		1,726
	IT Services — 1.9%
34	VeriFone Holdings, Inc. (a)	1,213
	Life Sciences Tools & Services — 1.9%
10	Covance, Inc. (a)	658
35	Enzo Biochem, Inc. (a) (c)	516
		1,174
	Machinery — 1.0%
5	Deere & Co.	604
	Media — 2.6%
30	DreamWorks Animation SKG, Inc., Class A (a)	854
35	News Corp., Class B (c)	798
		1,652
	Multiline Retail — 2.4%
14	Dollar Tree Stores, Inc. (a)	618
43	Saks, Inc.	910
		1,528
	Office Electronics — 0.9%
15	Zebra Technologies Corp., Class A (a) (c)	570
	Oil, Gas & Consumable Fuels — 3.7%
16	Forest Oil Corp. (a) (c)	676
11	Quicksilver Resources, Inc. (a) (c)	468
14	Southwestern Energy Co. (a)	605
10	XTO Energy, Inc.	595
		2,344
	Personal Products — 0.6%
12	Bare Escentuals, Inc. (a) (c)	410
	Pharmaceuticals — 6.5%
10	Allergan, Inc.	565
20	Merck & Co., Inc.	981
32	Schering-Plough Corp.	968
10	Shire plc ADR (United Kingdom)	764
13	Wyeth	768
		4,046
	Semiconductors & Semiconductor Equipment — 6.1%
26	Altera Corp.	582
12	Hittite Microwave Corp. (a) (c)	521
24	Intel Corp.	580
14	KLA-Tencor Corp.	780
15	Microchip Technology, Inc.	552
20	NVIDIA Corp. (a)	814
		3,829
	Software — 6.7%
14	Adobe Systems, Inc. (a)	570
22	ANSYS, Inc. (a) (c)	591
17	Autodesk, Inc. (a)	805
47	Microsoft Corp.	1,379
28	Nuance Communications, Inc. (a) (c)	462
17	Sybase, Inc. (a)	401
		4,208
	Specialty Retail — 3.0%
23	GameStop Corp., Class A (a)	880
10	Tiffany & Co.	504
19	Urban Outfitters, Inc. (a)	466
		1,850
	Textiles, Apparel & Luxury Goods — 0.8%
10	Under Armour, Inc., Class A (a) (c)	475
	Wireless Telecommunication Services — 1.1%
11	America Movil S.A. de C.V., ADR, Series L (Mexico)	681
	Total Long-Term Investments (Cost $48,769)	62,070
Short-Term Investment — 0.1%
	Investment Company — 0.1%
40	JPMorgan Prime Money Market Fund, Institutional Class (b) (m) (Cost $40)	40

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2007        JPMORGAN MID CAP/MULTI-CAP FUNDS   29

JPMorgan Growth Advantage Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF JUNE 30, 2007 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Investments of Cash Collateral for Securities on Loan — 10.5%
	Certificate of Deposit — 0.6%
400	Deutsche Bank, FRN, 5.47%, 01/22/08	400
	Corporate Notes — 2.4%
300	Alliance and Leicester plc, FRN, 5.33%, 07/29/08	300
250	Banque Federative du Credit Mutuel, FRN, 5.32%, 07/29/08	250
300	CDC Financial Products, Inc., FRN, 5.43%, 07/27/07	300
300	Citigroup Global Markets Inc., FRN, 5.45%, 07/06/07	300
350	Sigma Finance Inc., FRN, 5.37%, 10/24/07	350
		1,500
	Repurchase Agreements — 7.5%
1,200	ABN Amro Bank N.V., New York, 5.34%, dated 06/29/07, due 07/02/07, repurchase price $1,201, collateralized by U.S. Government Agency Mortgages	1,200
1,085	Banc of America Securities LLC, 5.39%, dated 06/29/07, due 07/02/07, repurchase price $1,085, collateralized by U.S. Government Agency Mortgages	1,085
1,300	Bear Stearns Cos., Inc., 5.38%, dated 06/29/07, due 07/02/07, repurchase price $1,301, collateralized by U.S. Government Agency Mortgages	1,300
1,100	Credit Suisse First Boston LLC, 5.39%, dated 06/29/07, due 07/02/07, repurchase price $1,100, collateralized by U.S. Government Agency Mortgages	1,100
		4,685
	Total Investments of Cash Collateral for Securities on Loan (Cost $6,585)	6,585
	Total Investments — 109.9% (Cost $55,394)	68,695
	Liabilities in Excess of Other Assets — (9.9)%	(6,176)
	NET ASSETS — 100.0%	$62,519

Percentages indicated are based on net assets.

Short Position

SHARES	SECURITY DESCRIPTION	Value
3	Discover Financial Services (a)† (Proceeds received $60)	$57

SEE NOTES TO FINANCIAL STATEMENTS.

30   JPMORGAN MID CAP/MULTI-CAP FUNDS        JUNE 30, 2007

JPMorgan Mid Cap Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF JUNE 30, 2007

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — 98.2%
	Common Stocks — 98.2%
	Aerospace & Defense — 1.6%
13	Alliant Techsystems, Inc. (a)	1,249
15	Precision Castparts Corp.	1,808
21	Rockwell Collins, Inc.	1,466
		4,523
	Auto Components — 1.4%
21	BorgWarner, Inc.	1,824
109	Gentex Corp.	2,138
		3,962
	Beverages — 1.3%
34	Brown-Forman Corp., Class B	2,519
51	Constellation Brands, Inc., Class A (a)	1,227
		3,746
	Biotechnology — 1.1%
35	Celgene Corp. (a)	1,989
13	Cephalon, Inc. (a)	1,037
		3,026
	Building Products — 0.3%
21	Owens Corning, Inc. (a)	703
	Capital Markets — 4.3%
15	Affiliated Managers Group, Inc. (a) (c)	1,983
103	E*Trade Financial Corp. (a)	2,273
28	Investment Technology Group, Inc. (a)	1,196
20	Lazard Ltd., Class A (Bermuda)	898
7	Legg Mason, Inc.	698
43	Northern Trust Corp.	2,769
44	T. Rowe Price Group, Inc.	2,304
		12,121
	Chemicals — 2.5%
33	Albemarle Corp.	1,277
26	Ecolab, Inc.	1,119
55	Nalco Holding Co.	1,513
19	PPG Industries, Inc.	1,438
41	Sigma-Aldrich Corp.	1,762
		7,109
	Commercial Banks — 3.4%
10	Compass Bancshares, Inc.	669
24	Cullen/Frost Bankers, Inc.	1,299
23	M&T Bank Corp.	2,470
86	Synovus Financial Corp.	2,640
31	Wilmington Trust Corp.	1,266
17	Zions Bancorporation	1,323
		9,667
	Commercial Services & Supplies — 2.3%
33	Corrections Corp. of America (a)	2,064
56	Republic Services, Inc.	1,703
33	Stericycle, Inc. (a)	1,476
44	Waste Connections, Inc. (a)	1,323
		6,566
	Communications Equipment — 1.5%
13	F5 Networks, Inc. (a)	1,064
26	Harris Corp.	1,440
51	Polycom, Inc. (a)	1,700
		4,204
	Computers & Peripherals — 2.0%
63	NCR Corp. (a)	3,297
44	Network Appliance, Inc. (a)	1,286
24	SanDisk Corp. (a)	1,185
		5,768
	Construction & Engineering — 0.5%
47	Quanta Services, Inc. (a)	1,445
	Construction Materials — 0.3%
7	Vulcan Materials Co.	813
	Containers & Packaging — 0.7%
38	Ball Corp.	2,015
	Distributors — 0.8%
47	Genuine Parts Co.	2,341
	Diversified Consumer Services — 0.9%
10	ITT Educational Services, Inc. (a)	1,197
28	Weight Watchers International, Inc.	1,426
		2,623
	Diversified Financial Services — 0.6%
19	CIT Group, Inc.	1,036
5	IntercontinentalExchange, Inc. (a)	725
		1,761
	Diversified Telecommunication Services — 2.2%
35	CenturyTel, Inc.	1,732
54	Citizens Communications Co.	817
103	Time Warner Telecom, Inc., Class A (a)	2,070
113	Windstream Corp.	1,669
		6,288

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2007        JPMORGAN MID CAP/MULTI-CAP FUNDS   31

JPMorgan Mid Cap Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF JUNE 30, 2007 (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Electric Utilities — 2.5%
52	American Electric Power Co., Inc.	2,356
35	FirstEnergy Corp.	2,246
28	PPL Corp.	1,301
46	Westar Energy, Inc.	1,124
		7,027
	Electrical Equipment — 3.2%
43	Ametek, Inc.	1,706
47	General Cable Corp. (a)	3,522
16	Genlyte Group, Inc. (a)	1,288
47	Roper Industries, Inc.	2,707
		9,223
	Electronic Equipment & Instruments — 1.8%
100	Amphenol Corp., Class A	3,576
40	Arrow Electronics, Inc. (a)	1,529
		5,105
	Energy Equipment & Services — 2.1%
25	Cameron International Corp. (a)	1,758
15	Noble Corp.	1,502
31	Oceaneering International, Inc. (a) (c)	1,627
19	W-H Energy Services, Inc. (a)	1,201
		6,088
	Food & Staples Retailing — 0.8%
48	SUPERVALU, Inc.	2,200
	Food Products — 1.2%
17	Dean Foods Co.	542
59	Del Monte Foods Co.	719
40	Wm. Wrigley, Jr., Co.	2,234
		3,495
	Gas Utilities — 2.2%
32	Energen Corp.	1,731
9	ONEOK, Inc.	459
60	Questar Corp.	3,160
37	UGI Corp.	1,017
		6,367
	Health Care Equipment & Supplies — 1.9%
30	Cytyc Corp. (a)	1,297
23	Hologic, Inc. (a) (c)	1,250
16	IDEXX Laboratories, Inc. (a)	1,467
35	Mentor Corp. (c)	1,440
		5,454
	Health Care Providers & Services — 3.8%
38	Community Health Systems, Inc. (a)	1,541
56	Coventry Health Care, Inc. (a)	3,214
31	DaVita, Inc. (a)	1,645
8	Henry Schein, Inc. (a)	448
59	Lincare Holdings, Inc. (a)	2,363
45	VCA Antech, Inc. (a)	1,692
		10,903
	Health Care Technology — 0.5%
27	Cerner Corp. (a)	1,509
	Hotels, Restaurants & Leisure — 2.9%
36	Applebee’s International, Inc.	875
94	Burger King Holdings, Inc.	2,471
43	Hilton Hotels Corp.	1,446
21	International Game Technology	822
15	Panera Bread Co., Class A (a) (c)	681
25	Scientific Games Corp. (a) (c)	863
35	Tim Hortons, Inc. (Canada)	1,067	>
		8,225
	Household Durables — 1.8%
30	Fortune Brands, Inc.	2,438
24	Garmin Ltd. (Cayman Islands) (c)	1,746
24	Jarden Corp. (a)	1,019
		5,203
	Household Products — 0.6%
25	Clorox Co.	1,571
	Industrial Conglomerates — 1.0%
33	Carlisle Cos., Inc.	1,544
7	McDermott International, Inc. (a)	598
22	Walter Industries, Inc.	634
		2,776
	Insurance — 5.7%
58	Assurant, Inc.	3,394
45	Cincinnati Financial Corp.	1,960
30	Everest Re Group Ltd. (Bermuda)	3,270
6	National Financial Partners Corp.	278
99	Old Republic International Corp.	2,114
43	OneBeacon Insurance Group Ltd.	1,084
22	Principal Financial Group, Inc.	1,288
53	Security Capital Assurance Ltd. (Bermuda) (c)	1,627
38	W.R. Berkley Corp.	1,246
		16,261

SEE NOTES TO FINANCIAL STATEMENTS.

32   JPMORGAN MID CAP/MULTI-CAP FUNDS        JUNE 30, 2007

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Internet & Catalog Retail — 0.8%
33	Liberty Media Holding Corp. - Interactive, Class A (a)	742
23	priceline.com, Inc. (a) (c)	1,574
		2,316
	Internet Software & Services — 0.2%
13	Digital River, Inc. (a)	593
	IT Services — 1.3%
11	Cognizant Technology Solutions Corp., Class A (a)	841
79	VeriFone Holdings, Inc. (a)	2,781	>
		3,622
	Life Sciences Tools & Services — 0.9%
25	Covance, Inc. (a)	1,687
18	Illumina, Inc. (a) (c)	726
		2,413
	Machinery — 1.6%
15	Crane Co.	677
44	Dover Corp.	2,230
24	Oshkosh Truck Corp.	1,485
		4,392
	Media — 3.0%
50	Cablevision Systems Corp., Class A (a)	1,791
48	Clear Channel Communications, Inc.	1,812
23	Clear Channel Outdoor Holdings, Inc., Class A (a)	640
69	DreamWorks Animation SKG, Inc., Class A (a)	1,984
19	McClatchy Co., Class A	481
2	Washington Post Co. (The), Class B	1,754
		8,462
	Metals & Mining — 0.4%
21	Century Aluminum Co. (a) (c)	1,169
	Multi-Utilities — 1.6%
32	CMS Energy Corp.	552
49	PG&E Corp.	2,224
14	SCANA Corp.	540
56	Xcel Energy, Inc.	1,155
		4,471
	Multiline Retail — 1.2%
33	Dollar Tree Stores, Inc. (a)	1,429
92	Saks, Inc.	1,966
		3,395
	Office Electronics — 0.5%
35	Zebra Technologies Corp., Class A (a) (c)	1,348
	Oil, Gas & Consumable Fuels — 4.6%
38	Cabot Oil & Gas Corp.	1,402
28	Devon Energy Corp.	2,200
47	Forest Oil Corp. (a) (c)	1,965
29	Helix Energy Solutions Group, Inc. (a)	1,169
27	Quicksilver Resources, Inc. (a) (c)	1,199
32	Southwestern Energy Co. (a)	1,433
20	Teekay Shipping Corp. (Bahamas)	1,170
83	Williams Cos., Inc.	2,618
		13,156
	Personal Products — 0.6%
29	Bare Escentuals, Inc. (a)	978
14	Estee Lauder Cos., Inc., (The), Class A	619
		1,597
	Pharmaceuticals — 2.3%
33	Adams Respiratory Therapeutics, Inc. (a) (c)	1,296
23	Allergan, Inc.	1,303
43	Elan Corp. plc ADR (Ireland) (a)	936
22	Shire plc ADR (United Kingdom)	1,653
78	Warner Chilcott Ltd. (Bermuda) (a)	1,409
		6,597
	Real Estate Investment Trusts (REITs) — 2.3%
28	iStar Financial, Inc.	1,232
17	Plum Creek Timber Co., Inc.	700
17	Public Storage, Inc.	1,268
49	Rayonier, Inc.	2,200
11	Vornado Realty Trust	1,186
		6,586
	Real Estate Management & Development — 0.8%
66	Brookfield Properties Co.	1,613
13	Forest City Enterprises, Inc., Class A	787
		2,400
	Road & Rail — 0.3%
18	Norfolk Southern Corp.	962
	Semiconductors & Semiconductor Equipment — 3.3%
81	Altera Corp.	1,799
34	Broadcom Corp., Class A (a)	982
18	Formfactor, Inc. (a)	678
32	KLA-Tencor Corp.	1,775
36	Microchip Technology, Inc.	1,330
45	NVIDIA Corp. (a)	1,871
23	Tessera Technologies, Inc. (a)	937
		9,372

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2007        JPMORGAN MID CAP/MULTI-CAP FUNDS   33

JPMorgan Mid Cap Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF JUNE 30, 2007 (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Software — 2.5%
33	Adobe Systems, Inc. (a)	1,337
37	Amdocs Ltd. (United Kingdom) (a)	1,485
52	ANSYS, Inc. (a) (c)	1,378
40	Autodesk, Inc. (a)	1,874
43	Sybase, Inc. (a)	1,018
		7,092
	Specialty Retail — 5.8%
62	AutoNation, Inc. (a)	1,394
13	AutoZone, Inc. (a)	1,817
27	Barnes & Noble, Inc.	1,043
52	GameStop Corp., Class A (a)	2,037
46	Limited Brands, Inc.	1,263
41	Office Depot, Inc. (a)	1,233
30	PetSmart, Inc.	970
45	Staples, Inc.	1,063
55	Tiffany & Co.	2,934
58	TJX Cos., Inc.	1,589
45	Urban Outfitters, Inc. (a)	1,077
		16,420
	Textiles, Apparel & Luxury Goods — 1.7%
19	Columbia Sportswear Co.	1,298
23	Under Armour, Inc., Class A (a) (c)	1,050
28	V.F. Corp.	2,592
		4,940
	Thrifts & Mortgage Finance — 0.5%
10	MGIC Investment Corp.	546
52	People’s United Financial, Inc.	927
		1,473
	Wireless Telecommunication Services — 2.3%
34	American Tower Corp., Class A (a)	1,424
21	NII Holdings, Inc. (a)	1,696
39	Rogers Communications, Inc., Class B (Canada)	1,674
31	Telephone & Data Systems, Inc.	1,784
		6,578
	Total Long-Term Investments (Cost $214,495)	279,442
Short-Term Investment — 1.9%
	Investment Company — 1.9%
5,483	JPMorgan Prime Money Market Fund, Institutional Class (b) (m) (Cost $5,483)	5,483

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Investments of Cash Collateral for Securities on Loan — 4.9%
	Corporate Notes — 1.5%
1,000	Alliance and Leicester plc, FRN, 5.33%, 07/29/08	1,000
500	Banque Federative du Credit Mutuel, FRN, 5.32%, 07/29/08	500
750	CDC Financial Products, Inc., FRN, 5.43%, 07/27/07	750
1,000	Morgan Stanley & Co., Inc., FRN, 5.56%, 07/29/08	1,000
900	Sigma Finance Inc., FRN, 5.37%, 10/24/07	900
		4,150
	Repurchase Agreements — 3.4%
3,000	ABN Amro Bank N.V., New York, 5.34%, dated 06/29/07, due 07/02/07, repurchase price $3,001, collateralized by U.S. Government Agency Mortgages.	3,000
811	Banc of America Securities LLC, 5.39%, dated 06/29/07, due 07/02/07, repurchase price $811, collateralized by U.S. Government Agency Mortgages.	811
3,000	Bear Stearns Cos., Inc., 5.38%, dated 06/29/07, due 07/02/07, repurchase price $3,001, collateralized by U.S. Government Agency Mortgages.	3,000
3,000	Credit Suisse First Boston LLC, 5.39%, dated 06/29/07, due 07/02/07, repurchase price $3,001, collateralized by U.S. Government Agency Mortgages.	3,000
		9,811
	Total Investments of Cash Collateral for Securities on Loan (Cost $13,961)	13,961
	Total Investments — 105.0% (Cost $233,939)	298,886
	Liabilities in Excess of Other Assets — (5.0)%	(14,340)
	NET ASSETS — 100.0%	$284,546

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

34   JPMORGAN MID CAP/MULTI-CAP FUNDS        JUNE 30, 2007

JPMorgan Mid Cap Value Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF JUNE 30, 2007

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — 97.0%
	Common Stocks — 97.0%
	Aerospace & Defense — 0.9%
763	Alliant Techsystems, Inc. (a) (c)	75,661
	Beverages — 2.6%
2,082	Brown-Forman Corp., Class B (c)	152,126
3,060	Constellation Brands, Inc., Class A (a) (c)	74,290
		226,416
	Building Products — 0.5%
1,261	Owens Corning, Inc. (a) (c)	42,421
	Capital Markets — 3.1%
229	Affiliated Managers Group, Inc. (a) (c)	29,512
2,697	E*Trade Financial Corp. (a)	59,574
428	Legg Mason, Inc.	42,057
1,315	Northern Trust Corp.	84,450
1,021	T. Rowe Price Group, Inc.	52,980
		268,573
	Chemicals — 3.1%
2,003	Albemarle Corp.	77,193
1,143	PPG Industries, Inc.	87,001
2,497	Sigma-Aldrich Corp.	106,564
		270,758
	Commercial Banks — 6.8%
589	Compass Bancshares, Inc.	40,643
1,473	Cullen/Frost Bankers, Inc. (c)	78,745
1,398	M&T Bank Corp.	149,478
5,198	Synovus Financial Corp. (c)	159,573
1,846	Wilmington Trust Corp.	76,624
1,044	Zions Bancorporation	80,263
		585,326
	Commercial Services & Supplies — 1.2%
3,364	Republic Services, Inc.	103,087
	Computers & Peripherals — 1.0%
1,712	NCR Corp. (a)	89,970
	Construction Materials — 0.6%
424	Vulcan Materials Co. (c)	48,542
	Containers & Packaging — 1.4%
2,295	Ball Corp.	122,015
	Distributors — 1.6%
2,857	Genuine Parts Co.	141,682
	Diversified Telecommunication Services — 3.0%
2,137	CenturyTel, Inc.	104,835
3,230	Citizens Communications Co.	49,317
6,846	Windstream Corp.	101,051
		255,203
	Electric Utilities — 4.9%
3,161	American Electric Power Co., Inc.	142,349
2,098	FirstEnergy Corp.	135,804
1,682	PPL Corp.	78,719
2,803	Westar Energy, Inc. (c)	68,054
		424,926
	Electrical Equipment — 1.2%
2,600	Ametek, Inc. (c)	103,172
	Electronic Equipment & Instruments — 1.8%
1,800	Amphenol Corp., Class A	64,166
2,345	Arrow Electronics, Inc. (a) (c)	90,103
		154,269
	Food & Staples Retailing — 1.6%
2,873	SUPERVALU, Inc.	133,064
	Food Products — 1.8%
1,031	Dean Foods Co.	32,865
3,575	Del Monte Foods Co.	43,477
1,364	Wm. Wrigley, Jr., Co.	75,437
		151,779
	Gas Utilities — 3.6%
1,905	Energen Corp.	104,661
553	ONEOK, Inc.	27,872
2,204	Questar Corp.	116,502
2,258	UGI Corp.	61,595
		310,630
	Health Care Providers & Services — 4.0%
2,303	Community Health Systems, Inc. (a)	93,152
3,375	Coventry Health Care, Inc. (a)	194,543
509	Henry Schein, Inc. (a) (c)	27,184
638	Lincare Holdings, Inc. (a)	25,404
		340,283
	Hotels, Restaurants & Leisure — 2.3%
2,201	Applebee’s International, Inc.	53,051
2,136	Burger King Holdings, Inc.	56,273
2,613	Hilton Hotels Corp.	87,462
		196,786

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2007        JPMORGAN MID CAP/MULTI-CAP FUNDS   35

JPMorgan Mid Cap Value Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF JUNE 30, 2007 (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Household Durables — 2.4%
1,793	Fortune Brands, Inc.	147,690
1,398	Jarden Corp. (a) (c)	60,145
		207,835
	Household Products — 1.1%
1,526	Clorox Co.	94,752
	Industrial Conglomerates — 1.5%
2,008	Carlisle Cos., Inc.	93,369
1,328	Walter Industries, Inc. (c)	38,464
		131,833
	Insurance — 9.2%
3,481	Assurant, Inc. (c)	205,118
2,731	Cincinnati Financial Corp.	118,524
1,164	Everest Re Group Ltd. (Bermuda)	126,403
6,021	Old Republic International Corp.	128,012
2,585	OneBeacon Insurance Group Ltd.	65,483
1,308	Principal Financial Group, Inc.	76,220
2,316	W.R. Berkley Corp.	75,353
		795,113
	Internet & Catalog Retail — 0.5%
2,006	Liberty Media Holding Corp. — Interactive, Class A (a)	44,785
	Machinery — 3.1%
896	Crane Co.	40,737
2,632	Dover Corp.	134,617
1,426	Oshkosh Truck Corp. (c)	89,730
		265,084
	Media — 4.5%
2,992	Cablevision Systems Corp., Class A (a)	108,270
2,897	Clear Channel Communications, Inc.	109,572
1,363	Clear Channel Outdoor Holdings, Inc., Class A (a) (c)	38,640
1,148	McClatchy Co., Class A (c)	29,053
137	Washington Post Co. (The), Class B	106,076
		391,611
	Multi-Utilities — 3.1%
1,942	CMS Energy Corp.	33,401
2,968	PG&E Corp.	134,464
852	SCANA Corp.	32,635
3,411	Xcel Energy, Inc. (c)	69,831
		270,331
	Oil, Gas & Consumable Fuels — 5.0%
1,703	Devon Energy Corp.	133,289
1,771	Helix Energy Solutions Group, Inc. (a)	70,661
1,220	Teekay Shipping Corp. (Bahamas) (c)	70,667
5,001	Williams Cos., Inc.	158,141
		432,758
	Personal Products — 0.4%
823	Estee Lauder Cos., Inc., (The), Class A	37,464
	Pharmaceuticals — 1.0%
4,706	Warner Chilcott Ltd., Class A (Bermuda) (a) (c)	85,133
	Real Estate Investment Trusts (REITs) — 4.6%
1,681	iStar Financial, Inc.	74,533
1,016	Plum Creek Timber Co., Inc. (c)	42,327
999	Public Storage, Inc.	76,720
2,943	Rayonier, Inc.	132,867
651	Vornado Realty Trust	71,495
		397,942
	Real Estate Management & Development — 1.7%
4,008	Brookfield Properties Co.	97,431
772	Forest City Enterprises, Inc., Class A (c)	47,456
		144,887
	Road & Rail — 0.7%
1,105	Norfolk Southern Corp.	58,100
	Specialty Retail — 6.2%
3,761	AutoNation, Inc. (a)	84,387
801	AutoZone, Inc. (a)	109,378
2,780	Limited Brands, Inc.	76,305
2,711	Staples, Inc.	64,332
2,037	Tiffany & Co.	108,089
3,494	TJX Cos., Inc.	96,074
		538,565
	Textiles, Apparel & Luxury Goods — 2.7%
1,147	Columbia Sportswear Co. (c)	78,742
1,710	V.F. Corp.	156,611
		235,353
	Thrifts & Mortgage Finance — 1.0%
578	MGIC Investment Corp. (c)	32,865
3,162	People’s United Financial, Inc.	56,069
		88,934

SEE NOTES TO FINANCIAL STATEMENTS.

36   JPMORGAN MID CAP/MULTI-CAP FUNDS        JUNE 30, 2007

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Wireless Telecommunication Services — 1.3%
1,873	Telephone & Data Systems, Inc.	107,808
	Total Long-Term Investments (Cost $6,654,443)	8,372,851
Short-Term Investment — 2.8%
	Investment Company — 2.8%
243,352	JPMorgan Prime Money Market Fund, Institutional Class (b) (m) (Cost $243,352)	243,352

PRINCIPAL AMOUNT($)
Investments of Cash Collateral for Securities on Loan — 2.5%
	Certificate of Deposit — 0.1%
7,499	Natexis Banques Populaires, New York, FRN, 5.39%, 01/09/08	7,499
	Corporate Notes — 2.2%
2,000	Alliance and Leicester plc, FRN, 5.33%, 07/29/08	2,000
13,000	Allstate Life Global Funding II, FRN, 5.32%, 07/29/08	13,000
15,000	Anglo Irish Bank Corp plc, FRN, 5.36%, 07/29/08	15,000
16,050	Banque Federative du Credit Mutuel, FRN, 5.32%, 07/29/08	16,050
10,000	BCP Finance Bank Ltd., FRN, 5.37%, 07/29/08	10,000
2,498	Beta Finance, Inc., FRN, 5.39%, 02/20/09	2,499
10,000	Caixa Catal, FRN, 5.39%, 07/28/08	10,000
1,000	Citigroup Global Markets Inc., FRN, 5.45%, 07/06/07	1,000
11,999	Comerica, FRN, 5.31%, 11/13/07	11,999
13,500	Dorada Finance Inc., FRN, 5.37%, 01/14/08	13,500
5,000	First Tennessee Bank, FRN, 5.33%, 07/29/08	5,000
10,998	Liberty Lighthouse U.S. Capital, FRN, 5.34%, 02/04/08	10,998
9,000	Metropolitan Life Global Funding, FRN, 5.31%, 07/29/08	9,000
15,500	Morgan Stanley & Co., Inc., FRN, 5.56%, 07/29/08	15,500
22,998	National City Bank of Cleveland, FRN, 5.33%, 10/04/07	22,998
15,000	National Rural Utilities Coop., FRN, 5.30%, 07/29/08	15,000
5,000	Pricoa Global Funding I, FRN, 5.31%, 07/29/08	5,000
1,000	Sigma Finance Inc., FRN, 5.37%, 10/24/07	1,000
10,000	Wachovia Bank N.A., FRN, 5.36%, 02/23/09	10,000
		189,544
	Repurchase Agreement — 0.2%
17,873	Banc of America Securities LLC, 5.39%, dated 06/29/07, due 07/02/07, repurchase price $17,881, collateralized by U.S. Government Agency Mortgages.	17,873
	Total Investment of Cash Collateral for Securities on Loan (Cost $214,916)	214,916
	Total Investments — 102.3% (Cost $7,112,711)	8,831,119
	Liabilities in Excess of Other Assets — (2.3)%	(202,412)
	NET ASSETS — 100.0%	$8,628,707

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2007        JPMORGAN MID CAP/MULTI-CAP FUNDS   37

JPMorgan Multi-Cap Market Neutral Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF JUNE 30, 2007

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long Positions — 96.4% (j)
	Common Stocks — 91.6%
	Aerospace & Defense — 2.6%
64	BE Aerospace, Inc. (a)	2,653
60	Boeing Co.	5,743
124	Ceradyne, Inc. (a)	9,145
36	DRS Technologies, Inc.	2,070
81	Honeywell International, Inc.	4,540
74	L-3 Communications Holdings, Inc.	7,239
83	Lockheed Martin Corp.	7,787
61	Northrop Grumman Corp.	4,737
28	Precision Castparts Corp.	3,405
140	Raytheon Co.	7,563
94	Spirit Aerosystems Holdings, Inc. (a)	3,386
4	United Technologies Corp.	278
		58,546
	Air Freight & Logistics — 0.1%
95	Hub Group, Inc., Class A (a)	3,326
	Airlines — 0.8%
160	AMR Corp. (a)	4,217
144	Continental Airlines, Inc., Class B (a)	4,872
150	SkyWest, Inc.	3,583
172	U.S. Airways Group, Inc. (a)	5,193
33	UAL Corp. (a)	1,350
		19,215
	Auto Components — 0.4%
461	ArvinMeritor, Inc.	10,239
	Automobiles — 0.7%
222	General Motors Corp.	8,387
167	Thor Industries, Inc.	7,554
		15,941
	Beverages — 0.7%
178	Coca-Cola Enterprises, Inc.	4,276
35	Molson Coors Brewing Co., Class B	3,225
210	Pepsi Bottling Group, Inc.	7,065
93	PepsiAmericas, Inc.	2,287
		16,853
	Biotechnology — 0.9%
116	Cephalon, Inc. (a)	9,298
61	Cubist Pharmaceuticals, Inc. (a)	1,206
277	Dendreon Corp. (a)	1,961
56	Genzyme Corp. (a)	3,600
330	Millennium Pharmaceuticals, Inc. (a)	3,488
		19,553
	Building Products — 0.7%
69	American Standard Cos., Inc.	4,045
87	Lennox International, Inc.	2,985
246	Masco Corp.	6,995
33	NCI Building Systems, Inc. (a)	1,620
		15,645
	Capital Markets — 1.2%
1	Apollo Investment Corp.	26
39	Bear Stearns Cos., Inc. (The)	5,468
30	Goldman Sachs Group, Inc. (The)	6,598
81	Lehman Brothers Holdings, Inc.	6,014
21	Merrill Lynch & Co., Inc.	1,727
78	Morgan Stanley	6,558
		26,391
	Chemicals — 3.2%
180	Albemarle Corp.	6,927
63	Ashland, Inc.	4,001
37	Cabot Corp.	1,786
182	Celanese Corp., Class A	7,041
92	CF Industries Holdings, Inc.	5,486
8	FMC Corp.	759
216	H.B. Fuller Co.	6,463
78	Huntsman Corp.	1,895
135	Lubrizol Corp.	8,729
236	Lyondell Chemical Co.	8,747
24	Minerals Technologies, Inc.	1,639
271	Olin Corp.	5,688
125	OM Group, Inc. (a)	6,607
49	RPM International, Inc.	1,141
224	Terra Industries, Inc. (a)	5,702
		72,611
	Commercial Banks — 1.6%
109	BB&T Corp.	4,435
97	Comerica, Inc.	5,739
74	East-West Bancorp, Inc.	2,883
200	Huntington Bancshares, Inc.	4,546
82	Keycorp	2,805
56	PNC Financial Services Group, Inc.	3,983
107	U.S. Bancorp	3,536
85	Wachovia Corp.	4,368
108	Wells Fargo & Co.	3,790
		36,085

SEE NOTES TO FINANCIAL STATEMENTS.

38   JPMORGAN MID CAP/MULTI-CAP FUNDS        JUNE 30, 2007

SHARES	SECURITY DESCRIPTION	VALUE($)
Long Positions — Continued
	Commercial Services & Supplies — 1.7%
91	Administaff, Inc.	3,041
114	ChoicePoint, Inc. (a)	4,838
110	Deluxe Corp.	4,457
67	IKON Office Solutions, Inc.	1,053
255	Labor Ready, Inc. (a)	5,884
75	Manpower, Inc.	6,903
34	R.R. Donnelley & Sons Co.	1,496
158	Steelcase, Inc.	2,923
58	United Stationers, Inc. (a)	3,851
106	Watson Wyatt Worldwide, Inc., Class A	5,330
		39,776
	Communications Equipment — 1.6%
1,313	3Com Corp. (a)	5,424
109	ADC Telecommunications, Inc. (a)	1,995
221	Andrew Corp. (a)	3,196
552	Arris Group, Inc. (a)	9,705
112	Cisco Systems, Inc. (a)	3,118
18	CommScope, Inc. (a)	1,041
202	InterDigital Communications Corp. (a)	6,507
99	Tekelec (a)	1,429
507	UTStarcom, Inc. (a)	2,844
		35,259
	Computers & Peripherals — 2.2%
16	Apple, Inc. (a)	1,938
782	Brocade Communications Systems, Inc.(a)	6,119
275	Emulex Corp. (a)	6,012
153	Hewlett-Packard Co.	6,830
41	International Business Machines Corp.	4,337
236	Komag, Inc. (a)	7,532
122	Lexmark International, Inc., Class A (a)	6,006
438	Sun Microsystems, Inc. (a)	2,307
408	Western Digital Corp.(a)	7,904
		48,985
	Construction & Engineering — 0.4%
120	EMCOR Group, Inc. (a)	8,748
	Consumer Finance — 0.8%
60	American Express Co.	3,695
246	AmeriCredit Corp. (a)	6,519
189	First Marblehead Corp. (The)	7,304
		17,518
	Containers & Packaging — 0.7%
29	Ball Corp.	1,549
14	Packaging Corp. of America	366
126	Rock-Tenn Co., Class A	3,994
121	Sonoco Products Co.	5,183
72	Temple-Inland, Inc.	4,433
		15,525
	Diversified Consumer Services — 0.5%
110	Jackson Hewitt Tax Service, Inc.	3,083
212	Service Corp. International	2,706
115	Sotheby’s	5,300
		11,089
	Diversified Financial Services — 1.0%
128	Bank of America Corp.	6,254
140	CIT Group, Inc.	7,687
136	Citigroup, Inc.	6,998
32	Moody’s Corp.	1,966
		22,905
	Diversified Telecommunication Services — 0.8%
79	CenturyTel, Inc.	3,856
669	Cincinnati Bell, Inc. (a)	3,868
126	Embarq Corp.	7,994
50	Golden Telecom, Inc. (Russia)	2,763
		18,481
	Electric Utilities — 1.1%
4	American Electric Power Co., Inc.	180
327	Duke Energy Corp.	5,984
142	Edison International	7,961
16	FirstEnergy Corp.	1,025
139	Pinnacle West Capital Corp.	5,541
88	Progress Energy, Inc.	3,994
		24,685
	Electrical Equipment — 1.2%
103	A.O. Smith Corp.	4,090
130	Acuity Brands, Inc.	7,865
108	Belden, Inc.	5,959
6	Cooper Industries Ltd., Class A	332
114	Regal-Beloit Corp.	5,293
30	Rockwell Automation, Inc.	2,079
47	Thomas & Betts Corp. (a)	2,721
		28,339

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2007        JPMORGAN MID CAP/MULTI-CAP FUNDS   39

JPMorgan Multi-Cap Market Neutral Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF JUNE 30, 2007 (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long Positions — Continued
	Electronic Equipment & Instruments — 1.2%
26	Amphenol Corp., Class A	911
152	Avnet, Inc. (a)	6,027
168	AVX Corp.	2,812
279	Ingram Micro, Inc. Class A (a)	6,063
63	Plexus Corp. (a)	1,458
80	Technitrol, Inc.	2,291
453	Vishay Intertechnology, Inc. (a)	7,165
		26,727
	Energy Equipment & Services — 4.0%
45	Diamond Offshore Drilling, Inc.	4,550
150	ENSCO International, Inc.	9,145
368	Global Industries Ltd. (a)	9,858
939	Grey Wolf, Inc. (a)	7,736
135	Nabors Industries Ltd. (Bermuda) (a)	4,521
70	National Oilwell Varco, Inc. (a)	7,315
18	Noble Corp.	1,712
202	Oil States International, Inc. (a)	8,347
271	Patterson-UTI Energy, Inc.	7,111
6	SEACOR Holdings, Inc. (a)	557
193	Superior Energy Services, Inc. (a)	7,710
141	Tidewater, Inc.	10,003
40	Transocean, Inc.(a)	4,199
136	Unit Corp. (a)	8,574
		91,338
	Food & Staples Retailing — 0.3%
215	Kroger Co. (The)	6,048
44	Safeway, Inc.	1,507
		7,555
	Food Products — 0.7%
188	Dean Foods Co.	6,006
284	Del Monte Foods Co.	3,458
25	JM Smucker Co. (The)	1,613
11	Ralcorp Holdings, Inc. (a)	565
264	Sara Lee Corp.	4,597
		16,239
	Gas Utilities — 1.2%
116	Atmos Energy Corp.	3,493
101	Energen Corp.	5,570
74	New Jersey Resources Corp.	3,793
164	ONEOK, Inc.	8,248
7	Southwest Gas Corp.	233
176	UGI Corp.	4,792
67	WGL Holdings, Inc.	2,179
		28,308
	Health Care Equipment & Supplies — 1.1%
130	Baxter International, Inc.	7,329
96	Beckman Coulter, Inc.	6,180
4	Edwards Lifesciences Corp. (a)	195
23	Haemonetics Corp. (a)	1,236
94	Immucor, Inc. (a)	2,618
114	Kinetic Concepts, Inc. (a)	5,942
41	Mentor Corp.	1,687
		25,187
	Health Care Providers & Services — 3.4%
178	Aetna, Inc.	8,797
213	AMERIGROUP Corp. (a)	5,081
133	AmerisourceBergen Corp.	6,564
188	Apria Healthcare Group, Inc. (a)	5,416
131	Cigna Corp.	6,861
111	Coventry Health Care, Inc. (a)	6,423
139	HealthSpring, Inc. (a)	2,649
123	Humana, Inc. (a)	7,495
32	Kindred Healthcare, Inc. (a)	988
99	LifePoint Hospitals, Inc. (a)	3,816
76	McKesson Corp.	4,516
68	Medco Health Solutions, Inc. (a)	5,307
68	UnitedHealth Group, Inc.	3,498
80	WellCare Health Plans, Inc. (a)	7,258
46	WellPoint, Inc. (a)	3,666
		78,335
	Hotels, Restaurants & Leisure — 2.4%
68	Ameristar Casinos, Inc.	2,352
78	Carnival Corp.	3,820
143	CBRL Group, Inc.	6,066
29	CEC Entertainment, Inc. (a)	1,037
190	Darden Restaurants, Inc.	8,347
150	Domino’s Pizza, Inc.	2,735
85	Jack in the Box, Inc. (a)	6,049
95	McDonald’s Corp.	4,838
253	Ruby Tuesday, Inc.	6,665
95	Vail Resorts, Inc. (a)	5,757
50	Wendy’s International, Inc.	1,838
117	Wyndham Worldwide Corp. (a)	4,251
		53,755

SEE NOTES TO FINANCIAL STATEMENTS.

40   JPMORGAN MID CAP/MULTI-CAP FUNDS        JUNE 30, 2007

SHARES	SECURITY DESCRIPTION	VALUE($)
Long Positions — Continued
	Household Durables — 2.8%
234	American Greetings Corp., Class A	6,634
69	Black & Decker Corp.	6,081
143	Jarden Corp. (a)	6,168
130	KB Home	5,102
94	Leggett & Platt, Inc.	2,069
166	Meritage Homes Corp. (a)	4,427
86	Mohawk Industries, Inc. (a)	8,687
7	NVR, Inc. (a)	5,008
34	Ryland Group, Inc.	1,280
303	Tempur-Pedic International, Inc.	7,859
152	Tupperware Brands Corp.	4,360
62	Whirlpool Corp.	6,926
		64,601
	Household Products — 0.4%
98	Energizer Holdings, Inc. (a)	9,802
	Independent Power Producers & Energy Traders — 0.3%
83	AES Corp. (The) (a)	1,826
144	NRG Energy, Inc. (a)	6,005
		7,831
	Industrial Conglomerates — 0.7%
93	Teleflex, Inc.	7,615
273	Walter Industries, Inc.	7,897
		15,512
	Insurance — 5.2%
112	ACE Ltd. (Bermuda)	6,974
99	Allstate Corp. (The)	6,090
202	American Financial Group, Inc.	6,888
49	American International Group, Inc.	3,435
104	Assurant, Inc.	6,140
90	Chubb Corp. (The)	4,899
95	CNA Financial Corp.	4,521
89	Commerce Group, Inc.	3,079
56	Everest Re Group Ltd. (Bermuda)	6,127
22	First American Corp.	1,072
25	Hanover Insurance Group, Inc. (The)	1,206
62	Hartford Financial Services Group, Inc.	6,137
81	HCC Insurance Holdings, Inc.	2,692
92	Loews Corp.	4,701
102	MetLife, Inc.	6,579
62	Nationwide Financial Services, Inc.	3,940
55	Odyssey Re Holdings Corp.	2,360
82	Philadelphia Consolidated Holding Co. (a)	3,421
148	Phoenix Cos., Inc. (The)	2,218
87	Protective Life Corp.	4,151
35	RLI Corp.	1,948
119	Safeco Corp.	7,428
126	Travelers Cos., Inc. (The)	6,715
182	W.R. Berkley Corp.	5,917
75	XL Capital Ltd., Class A (Bermuda)	6,348
81	Zenith National Insurance Corp.	3,807
		118,793
	Internet & Catalog Retail — 1.6%
100	Amazon.com, Inc. (a)	6,866
161	Expedia, Inc. (a)	4,727
159	IAC/InterActiveCorp (a)	5,514
134	NutriSystem (a)	9,362
138	priceline.com, Inc. (a)	9,512
		35,981
	Internet Software & Services — 0.3%
203	ValueClick, Inc. (a)	5,967
	IT Services — 1.7%
230	Accenture Ltd., Class A	9,879
57	Automatic Data Processing, Inc.	2,746
108	Computer Sciences Corp. (a)	6,383
302	Convergys Corp. (a)	7,330
183	CSG Systems International, Inc. (a)	4,839
214	Electronic Data Systems Corp.	5,935
139	Unisys Corp. (a)	1,270
		38,382
	Leisure Equipment & Products — 0.7%
140	Hasbro, Inc.	4,384
220	Mattel, Inc.	5,577
90	Polaris Industries, Inc.	4,879
		14,840
	Life Sciences Tools & Services — 0.7%
70	Invitrogen Corp. (a)	5,130
78	Varian, Inc. (a)	4,296
104	Waters Corp. (a)	6,187
		15,613
	Machinery — 4.0%
106	AGCO Corp. (a)	4,610
85	Caterpillar, Inc.	6,641
78	Cummins, Inc.	7,916
65	Eaton Corp.	6,077
176	Gardner Denver, Inc. (a)	7,475

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2007        JPMORGAN MID CAP/MULTI-CAP FUNDS   41

JPMorgan Multi-Cap Market Neutral Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF JUNE 30, 2007 (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long Positions — Continued
	Machinery — Continued
119	ITT Corp.	8,144
65	Manitowoc Co., Inc. (The)	5,237
47	PACCAR, Inc.	4,072
70	Parker-Hannifin Corp.	6,844
92	SPX Corp.	8,069
76	Terex Corp. (a)	6,156
154	Timken Co.	5,577
75	Toro Co.	4,403
116	Trinity Industries, Inc.	5,059
116	Westinghouse Air Brake Technologies Corp.	4,220
		90,500
	Marine — 0.2%
166	American Commercial Lines, Inc. (a)	4,329
	Media — 2.2%
195	Belo Corp., Class A	4,014
189	DIRECTV Group, Inc. (The) (a)	4,373
133	DreamWorks Animation SKG, Inc., Class A (a)	3,831
136	EchoStar Communications Corp., Class A (a)	5,913
66	Gannett Co., Inc.	3,638
163	Liberty Global, Inc., Class A (a)	6,702
56	Meredith Corp.	3,462
126	Omnicom Group, Inc.	6,662
126	Regal Entertainment Group, Class A	2,762
73	Scholastic Corp. (a)	2,641
115	Viacom, Inc., Class B (a)	4,804
11	Warner Music Group Corp.	164
		48,966
	Metals & Mining — 2.2%
130	AK Steel Holding Corp. (a)	4,866
24	Alcoa, Inc.	991
97	Century Aluminum Co. (a)	5,302
91	Chaparral Steel Co.	6,537
15	Cleveland-Cliffs, Inc.	1,175
117	Freeport-McMoRan Copper & Gold, Inc., Class B	9,662
13	Metal Management, Inc.	584
99	Southern Copper Corp.	9,364
133	Steel Dynamics, Inc.	5,554
56	United States Steel Corp.	6,055
		50,090
	Multi-Utilities — 2.0%
485	CenterPoint Energy, Inc.	8,443
378	CMS Energy Corp.	6,501
171	Energy East Corp.	4,455
159	MDU Resources Group, Inc.(c)	4,445
233	NiSource, Inc.	4,830
118	NSTAR	3,826
84	PG&E Corp.	3,795
229	Puget Energy, Inc.	5,530
222	TECO Energy, Inc.(c)	3,819
		45,644
	Multiline Retail — 1.6%
117	Big Lots, Inc. (a)	3,443
225	Dollar Tree Stores, Inc. (a)	9,792
127	Family Dollar Stores, Inc.	4,343
102	J.C. Penney Co., Inc.	7,347
83	Kohl’s Corp. (a)	5,871
151	Macy’s, Inc.	5,991
		36,787
	Office Electronics — 0.3%
317	Xerox Corp.(a)	5,865
	Oil, Gas & Consumable Fuels — 2.9%
96	Anadarko Petroleum Corp.	4,995
87	ATP Oil & Gas Corp. (a)	4,231
23	Chesapeake Energy Corp.	798
17	Chevron Corp.	1,396
116	ConocoPhillips	9,073
201	Mariner Energy, Inc. (a)	4,878
78	Massey Energy Co.	2,073
96	Noble Energy, Inc.	5,959
72	Occidental Petroleum Corp.	4,179
99	Overseas Shipholding Group, Inc.	8,084
134	Swift Energy Co. (a)	5,724
122	Tesoro Corp.	6,964
110	USEC, Inc. (a)	2,416
29	Valero Energy Corp.	2,115
57	XTO Energy, Inc.	3,432
		66,317
	Personal Products — 0.3%
22	Alberto-Culver Co.	531
133	NBTY, Inc. (a)	5,743
		6,274
	Pharmaceuticals — 3.4%
326	Biovail Corp. (Canada)	8,299
91	Eli Lilly & Co.	5,068
142	Endo Pharmaceuticals Holdings, Inc. (a)	4,870
126	Forest Laboratories, Inc. (a)	5,753

SEE NOTES TO FINANCIAL STATEMENTS.

42   JPMORGAN MID CAP/MULTI-CAP FUNDS        JUNE 30, 2007

SHARES	SECURITY DESCRIPTION	VALUE($)
Long Positions — Continued
	Pharmaceuticals — Continued
96	Johnson & Johnson	5,940
406	King Pharmaceuticals, Inc. (a)	8,309
171	Medicines Co. (The) (a)	3,018
131	MGI Pharma, Inc. (a)	2,937
300	Mylan Laboratories, Inc.	5,464
235	Pfizer, Inc.	6,010
237	Schering-Plough Corp.	7,217
303	Valeant Pharmaceuticals International	5,053
224	Watson Pharmaceuticals, Inc. (a)	7,283
31	Wyeth	1,770
		76,991
	Real Estate Investment Trusts (REITs) — 0.6%
25	Camden Property Trust	1,681
208	CapitalSource, Inc.	5,113
28	Crescent Real Estate Equities Co.	623
15	Essex Property Trust, Inc.	1,768
26	General Growth Properties, Inc.	1,354
32	Liberty Property Trust	1,403
11	ProLogis	631
		12,573
	Road & Rail — 0.8%
76	Con-way, Inc.	3,795
31	Landstar System, Inc.	1,492
61	Union Pacific Corp.	6,999
169	YRC Worldwide, Inc. (a)	6,212
		18,498
	Semiconductors & Semiconductor Equipment — 4.4%
631	Amkor Technology, Inc. (a)	9,939
215	Applied Materials, Inc.	4,281
85	Brooks Automation, Inc. (a)	1,546
96	Cymer, Inc. (a)	3,864
39	FEI Co. (a)	1,255
279	Integrated Device Technology, Inc. (a)	4,268
174	International Rectifier Corp. (a)	6,493
76	KLA-Tencor Corp.	4,156
150	Lam Research Corp. (a)	7,706
429	LSI Logic Corp. (a)	3,222
109	MEMC Electronic Materials, Inc. (a)	6,677
117	MKS Instruments, Inc. (a)	3,231
209	Novellus Systems, Inc. (a)	5,941
571	ON Semiconductor Corp. (a)	6,123
951	RF Micro Devices, Inc. (a)	5,935
353	Silicon Image, Inc. (a)	3,025
114	Silicon Laboratories, Inc. (a)	3,936
498	Teradyne, Inc. (a)	8,753
53	Xilinx, Inc.	1,423
350	Zoran Corp. (a)	7,014
		98,788
	Software — 3.7%
83	BMC Software, Inc. (a)	2,523
395	Cadence Design Systems, Inc. (a)	8,672
107	Cognos, Inc. (Canada) (a)	4,242
712	Compuware Corp. (a)	8,441
122	Informatica Corp. (a)	1,800
229	McAfee, Inc. (a)	8,049
363	Mentor Graphics Corp. (a)	4,787
126	Microsoft Corp.	3,716
264	Novell, Inc. (a)	2,058
264	Nuance Communications, Inc. (a)	4,413
183	Oracle Corp. (a)	3,602
61	Parametric Technology Corp. (a)	1,324
64	Salesforce.com, Inc. (a)	2,739
268	Sybase, Inc. (a)	6,396
377	Symantec Corp. (a)	7,614
310	Synopsys, Inc. (a)	8,204
144	THQ, Inc. (a)	4,385
		82,965
	Specialty Retail — 5.0%
156	Aeropostale, Inc. (a)	6,503
220	American Eagle Outfitters, Inc.	5,652
17	AnnTaylor Stores Corp. (a)	590
343	AutoNation, Inc. (a)	7,704
57	AutoZone, Inc.(a)	7,844
106	Bed Bath & Beyond, Inc. (a)	3,831
123	Best Buy Co., Inc.	5,759
127	Brown Shoe Co., Inc.	3,093
346	Charming Shoppes, Inc. (a)	3,747
324	Dress Barn, Inc. (a)	6,654
152	Group 1 Automotive, Inc.	6,120
164	Gymboree Corp. (a)	6,463
175	Men’s Wearhouse, Inc.	8,940
126	OfficeMax, Inc.	4,947
191	Payless ShoeSource, Inc. (a)	6,035
223	RadioShack Corp.	7,374
193	Rent-A-Center, Inc. (a)	5,073
97	Sherwin-Williams Co. (The)	6,480

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2007        JPMORGAN MID CAP/MULTI-CAP FUNDS   43

JPMorgan Multi-Cap Market Neutral Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF JUNE 30, 2007 (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long Positions — Continued
	Specialty Retail — Continued
199	TJX Cos., Inc.	5,473
239	United Auto Group, Inc.(a)	5,089
		113,371
	Textiles, Apparel & Luxury Goods — 1.4%
208	Carter’s, Inc. (a)	5,392
73	Columbia Sportswear Co.	5,014
52	Crocs, Inc. (a)	2,239
120	Fossil, Inc. (a)	3,532
208	Jones Apparel Group, Inc.	5,880
41	Phillips-Van Heusen Corp.	2,501
29	V.F. Corp.	2,612
124	Warnaco Group, Inc. (The) (a)	4,859
		32,029
	Thrifts & Mortgage Finance — 1.5%
155	Corus Bankshares, Inc.	2,677
125	Countrywide Financial Corp.	4,526
104	Federal National Mortgage Association	6,787
129	FirstFed Financial Corp. (a)	7,305
111	IndyMac Bancorp, Inc.	3,241
85	PMI Group, Inc. (The)	3,787
137	Washington Mutual, Inc.	5,835
		34,158
	Tobacco — 0.7%
55	Altria Group, Inc.	3,868
93	Loews Corp. - Carolina Group	7,210
62	Reynolds American, Inc.	4,042
		15,120
	Trading Companies & Distributors — 0.4%
104	Applied Industrial Technologies, Inc.	3,082
144	United Rentals, Inc. (a)	4,673
5	WESCO International, Inc. (a)	309
		8,064
	Wireless Telecommunication Services — 0.4%
431	Dobson Communications Corp. (a)	4,789
80	Telephone & Data Systems, Inc.	5,023
		9,812
	Total Common Stocks (Cost $1,728,004)	2,077,622
Short-Term Investment — 4.8%
	Investment Company — 4.8%
109,489	JPMorgan Liquid Assets Money Market Fund, Institutional Class (b) (m) (Cost $109,489)	109,489
	Total Investments — 96.4% (Cost $1,837,493)	2,187,111
	Other Assets in Excess of Liabilities — 3.6%	81,613
	NET ASSETS — 100.0%	$2,268,724
Short Positions — 90.9%
	Common Stocks — 90.9%
	Aerospace & Defense — 1.0%
115	Goodrich Corp.	6,820
382	Hexcel Corp. (a)	8,058
99	Rockwell Collins, Inc.	7,007
		21,885
	Air Freight & Logistics — 0.5%
145	Expeditors International of Washington, Inc.	5,999
77	United Parcel Service, Inc., Class B	5,605
		11,604
	Airlines — 0.7%
607	Airtran Holdings, Inc. (a)	6,627
312	JetBlue Airways Corp. (a)	3,666
433	Southwest Airlines Co.	6,450
		16,743
	Auto Components — 0.2%
133	Tenneco, Inc. (a)	4,653
	Beverages — 1.0%
75	Anheuser-Busch Cos., Inc.	3,913
80	Brown-Forman Corp., Class B	5,854
286	Constellation Brands, Inc., Class A (a)	6,951
157	Hansen Natural Corp. (a)	6,758
		23,476
	Biotechnology — 1.1%
70	Alexion Pharmaceuticals, Inc. (a)	3,134
70	Amylin Pharmaceuticals, Inc. (a)	2,886
109	Celgene Corp. (a)	6,225
16	Myriad Genetics, Inc. (a)	591
70	Onyx Pharmaceuticals, Inc. (a)	1,887
94	PDL BioPharma, Inc. (a)	2,179
93	United Therapeutics Corp. (a)	5,948
48	Vertex Pharmaceuticals, Inc. (a)	1,371
		24,221

SEE NOTES TO FINANCIAL STATEMENTS.

44   JPMORGAN MID CAP/MULTI-CAP FUNDS        JUNE 30, 2007

SHARES	SECURITY DESCRIPTION	VALUE($)
Short Positions — Continued
	Building Products — 0.1%
27	Simpson Manufacturing Co., Inc.	908
43	USG Corp. (a)	2,114
		3,022
	Capital Markets — 2.8%
147	American Capital Strategies Ltd.	6,260
147	Charles Schwab Corp. (The)	3,023
131	Eaton Vance Corp.	5,770
145	Federated Investors, Inc., Class B	5,574
20	GFI Group, Inc. (a)	1,436
75	Greenhill & Co., Inc.	5,150
96	Investment Technology Group, Inc. (a)	4,180
167	Janus Capital Group, Inc.	4,650
42	Jefferies Group, Inc.	1,143
71	Legg Mason, Inc.	7,034
6	Northern Trust Corp.	414
83	Nuveen Investments, Inc., Class A	5,140
92	optionsXpress Holdings, Inc.	2,352
9	Piper Jaffray Cos. (a)	523
367	TD Ameritrade Holding Corp. (a)	7,341
175	Waddell & Reed Financial, Inc.	4,558
		64,548
	Chemicals — 1.9%
63	Air Products & Chemicals, Inc.	5,075
36	Airgas, Inc.	1,744
57	Cytec Industries, Inc.	3,621
91	E.I. du Pont de Nemours & Co.	4,645
166	Ecolab, Inc.	7,069
190	Mosiac Co. (The) (a)	7,399
21	PPG Industries, Inc.	1,598
68	Praxair, Inc.	4,885
92	Scotts Miracle-Gro Co. (The), Class A	3,965
127	Westlake Chemical Corp.	3,569
		43,570
	Commercial Banks — 2.0%
205	Commerce Bancorp, Inc.	7,591
32	Cullen/Frost Bankers, Inc.	1,729
173	Fifth Third Bancorp	6,899
155	First Horizon National Corp.	6,050
48	M&T Bank Corp.	5,118
156	National City Corp.	5,182
239	Popular, Inc.	3,843
129	UCBH Holdings, Inc.	2,360
113	Valley National Bancorp	2,536
81	Webster Financial Corp.	3,459
22	Wilmington Trust Corp.	911
		45,678
	Commercial Services & Supplies — 1.6%
106	Brady Corp., Class A	3,940
85	Cintas Corp.	3,335
24	Corporate Executive Board Co.	1,574
19	Corrections Corp. of America (a)	1,205
297	Covanta Holding Corp. (a)	7,322
75	FTI Consulting, Inc. (a)	2,852
28	HNI Corp.	1,145
40	IHS, Inc., Class A (a)	1,862
78	Mine Safety Appliances Co.	3,399
131	Pitney Bowes, Inc.	6,122
68	Stericycle, Inc. (a)	3,039
42	TeleTech Holdings, Inc. (a)	1,377
		37,172
	Communications Equipment — 2.2%
188	Avocent Corp. (a)	5,450
236	Ciena Corp. (a)	8,523
47	Corning, Inc. (a)	1,212
1,907	Finisar Corp. (a)	7,210
236	JDS Uniphase Corp. (a)	3,172
216	Nortel Networks Corp. (Canada) (a)	5,201
1,037	Powerwave Technologies, Inc. (a)	6,946
121	QUALCOMM, Inc.	5,245
4	Research In Motion Ltd. (Canada) (a)	820
751	Sonus Networks, Inc. (a)	6,395
		50,174
	Computers & Peripherals — 1.3%
26	Diebold, Inc.	1,358
98	Imation Corp.	3,611
246	Intermec, Inc. (a)	6,227
322	QLogic Corp. (a)	5,355
128	SanDisk Corp. (a)	6,274
256	Seagate Technology (Cayman Islands)	5,581
		28,406
	Construction & Engineering — 1.4%
81	Fluor Corp.	9,051
94	Granite Construction, Inc.	6,025
234	KBR, Inc. (a)	6,132
204	Shaw Group, Inc. (The) (a)	9,453
		30,661

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2007        JPMORGAN MID CAP/MULTI-CAP FUNDS   45

JPMorgan Multi-Cap Market Neutral Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF JUNE 30, 2007 (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Short Positions — Continued
	Construction Materials — 0.6%
77	Texas Industries, Inc.	6,075
60	Vulcan Materials Co.	6,927
		13,002
	Consumer Finance — 0.2%
57	Capital One Financial Corp.	4,464
	Containers & Packaging — 1.0%
34	AptarGroup, Inc.	1,192
155	Bemis Co., Inc.	5,137
96	Crown Holdings, Inc. (a)	2,398
104	Owens-Illinois, Inc. (a)	3,656
73	Sealed Air Corp.	2,253
14	Silgan Holdings, Inc.	773
628	Smurfit-Stone Container Corp. (a)	8,363
		23,772
	Distributors — 0.3%
71	Genuine Parts Co.	3,527
120	LKQ Corp. (a)	2,955
		6,482
	Diversified Consumer Services — 1.0%
81	Apollo Group, Inc., Class A (a)	4,735
179	Career Education Corp. (a)	6,057
285	Corinthian Colleges, Inc. (a)	4,641
48	Strayer Education, Inc.	6,259
		21,692
	Diversified Financial Services — 1.0%
12	Chicago Mercantile Exchange Holdings, Inc., Class A	6,351
244	Nasdaq Stock Market, Inc. (The) (a)	7,252
35	Nymex Holdings Inc.	4,335
63	NYSE Euronext	4,622
		22,560
	Diversified Telecommunication Services — 0.8%
925	Level 3 Communications, Inc. (a)	5,409
246	NeuStar, Inc., Class A (a)	7,132
254	Time Warner Telecom, Inc., Class A (a)	5,105
		17,646
	Electric Utilities — 2.0%
159	Allegheny Energy, Inc. (a)	8,218
127	Cleco Corp.	3,113
168	DPL, Inc.	4,770
49	Entergy Corp.	5,301
52	Exelon Corp.	3,747
56	FPL Group, Inc.	3,196
66	Great Plains Energy, Inc.	1,919
104	IDACORP, Inc.	3,340
110	Northeast Utilities	3,131
16	PPL Corp.	729
29	Reliant Energy, Inc. (a)	782
437	Sierra Pacific Resources (a)	7,673
		45,919
	Electrical Equipment — 1.2%
88	Baldor Electric Co.	4,313
199	Energy Conversion Devices, Inc. (a)	6,125
41	First Solar, Inc. (a)	3,700
93	Hubbell, Inc., Class B	5,063
126	Roper Industries, Inc.	7,195
		26,396
	Electronic Equipment & Instruments — 1.4%
129	Benchmark Electronics, Inc. (a)	2,924
160	Daktronics, Inc.	3,440
61	Itron, Inc. (a)	4,719
168	Jabil Circuit, Inc.	3,704
144	L-1 Identity Solutions Inc. (a)	2,935
152	Molex, Inc.	4,565
1,036	Sanmina-SCI Corp. (a)	3,242
190	Tektronix, Inc.	6,413
		31,942
	Energy Equipment & Services — 2.7%
86	Baker Hughes, Inc.	7,216
42	BJ Services Co.	1,185
174	CARBO Ceramics, Inc.	7,636
124	Dresser-Rand Group, Inc. (a)	4,900
119	Helmerich & Payne, Inc.	4,232
81	Oceaneering International, Inc. (a)	4,252
184	Pride International, Inc. (a)	6,892
307	RPC, Inc.	5,234
119	Smith International, Inc.	6,971
162	Tetra Technologies, Inc. (a)	4,562
94	Universal Compression Holdings, Inc. (a)	6,797
34	Weatherford International Ltd. (a)	1,899
		61,776
	Food & Staples Retailing — 2.0%
209	CVS/Caremark Corp.	7,631
210	Great Atlantic & Pacific Tea Co., Inc. (a)	7,029
47	Pantry, Inc. (The) (a)	2,156

SEE NOTES TO FINANCIAL STATEMENTS.

46   JPMORGAN MID CAP/MULTI-CAP FUNDS        JUNE 30, 2007

SHARES	SECURITY DESCRIPTION	VALUE($)
Short Positions — Continued
	Food & Staples Retailing — Continued
1,465	Rite Aid Corp. (a)	9,348
81	Ruddick Corp.	2,427
108	SUPERVALU, Inc.	4,988
196	United Natural Foods, Inc. (a)	5,201
48	Walgreen Co.	2,073
114	Whole Foods Market, Inc.	4,371
		45,224
	Food Products — 1.6%
136	Archer-Daniels-Midland Co.	4,504
110	Flowers Foods, Inc.	3,676
135	Hershey Co. (The)	6,837
29	Hormel Foods Corp.	1,084
22	Kraft Foods, Inc.	788
18	McCormick & Co., Inc.	683
223	Pilgrim’s Pride Corp.	8,497
62	Smithfield Foods, Inc. (a)	1,910
152	Wm. Wrigley, Jr., Co.	8,400
		36,379
	Gas Utilities — 0.5%
128	Equitable Resources, Inc.	6,343
52	Northwest Natural Gas Co.	2,380
38	Piedmont Natural Gas Co.	931
23	Questar Corp.	1,191
		10,845
	Health Care Equipment & Supplies — 3.5%
96	Advanced Medical Optics, Inc. (a)	3,332
67	Alcon, Inc. (Switzerland)	8,990
187	Align Technology, Inc. (a)	4,526
301	American Medical Systems Holdings, Inc. (a)	5,423
106	ArthroCare Corp. (a)	4,652
404	Boston Scientific Corp. (a)	6,193
135	Cooper Cos., Inc. (The)	7,202
39	Gen-Probe, Inc. (a)	2,346
91	Hillenbrand Industries, Inc.	5,885
104	Hospira, Inc. (a)	4,054
99	Inverness Medical Innovations, Inc. (a)	5,062
154	ResMed, Inc. (a)	6,348
133	Respironics, Inc. (a)	5,660
143	St. Jude Medical, Inc. (a)	5,946
72	Varian Medical Systems, Inc. (a)	3,042
		78,661
	Health Care Providers & Services — 2.5%
102	Brookdale Senior Living, Inc.	4,631
130	Health Management Associates, Inc., Class A	1,475
126	Healthways, Inc. (a)	5,990
183	Omnicare, Inc.	6,610
146	Owens & Minor, Inc.	5,086
150	Patterson Cos., Inc. (a)	5,582
94	Pediatrix Medical Group, Inc. (a)	5,173
161	PSS World Medical, Inc. (a)	2,934
106	Psychiatric Solutions, Inc. (a)	3,850
50	Quest Diagnostics, Inc.	2,600
1,026	Tenet Healthcare Corp. (a)	6,681
49	Universal Health Services, Inc., Class B	2,992
105	VCA Antech, Inc. (a)	3,962
		57,566
	Health Care Technology — 0.5%
193	Allscripts Healthcare Solutions, Inc. (a)	4,909
10	Cerner Corp. (a)	580
222	Eclipsys Corp. (a)	4,402
97	HLTH Corp. (a)	1,359
		11,250
	Hotels, Restaurants & Leisure — 3.6%
100	Bally Technologies, Inc. (a)	2,645
119	Boyd Gaming Corp.	5,843
150	Burger King Holdings, Inc.	3,952
274	Cheesecake Factory, Inc. (The) (a)	6,727
178	CKE Restaurants, Inc.	3,567
112	Gaylord Entertainment Co. (a)	6,010
35	Hilton Hotels Corp.	1,181
103	International Game Technology	4,072
81	Las Vegas Sands Corp. (a)	6,215
123	Life Time Fitness, Inc. (a)	6,563
124	Panera Bread Co., Class A (a)	5,709
237	Scientific Games Corp., Class A (a)	8,285
223	Starbucks Corp. (a)	5,864
181	Tim Hortons, Inc. (Canada)	5,581
307	WMS Industries, Inc. (a)	8,869
42	Yum! Brands, Inc.	1,374
		82,457
	Household Durables — 1.8%
142	Beazer Homes USA, Inc.	3,507
127	Centex Corp.	5,073
212	D.R. Horton, Inc.	4,217
15	Fortune Brands, Inc.	1,236

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2007        JPMORGAN MID CAP/MULTI-CAP FUNDS   47

JPMorgan Multi-Cap Market Neutral Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF JUNE 30, 2007 (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Short Positions — Continued
	Household Durables — Continued
199	Hovnanian Enterprises, Inc., Class A (a)	3,288
73	Lennar Corp., Class A	2,661
152	MDC Holdings, Inc.	7,330
245	Pulte Homes, Inc.	5,506
281	Standard-Pacific Corp.	4,921
103	Toll Brothers, Inc. (a)	2,574
		40,313
	Household Products — 0.6%
98	Church & Dwight Co., Inc.	4,733
100	Colgate-Palmolive Co.	6,470
53	Procter & Gamble Co.	3,216
		14,419
	Independent Power Producers & Energy Traders — 0.1%
125	Dynegy, Inc., Class A (a)	1,183
19	Ormat Technologies, Inc.	731
		1,914
	Industrial Conglomerates — 0.3%
21	Carlisle Cos., Inc.	961
167	General Electric Co.	6,401
		7,362
	Insurance — 2.6%
131	Aflac, Inc.	6,727
5	AON Corp.	205
116	Brown & Brown, Inc.	2,911
9	Cincinnati Financial Corp.	399
178	Conseco, Inc. (a)	3,713
246	Gallagher (Arthur J.) & Co.	6,869
86	Hilb, Rogal & Hobbs Co.	3,693
75	LandAmerica Financial Group, Inc.	7,192
255	Marsh & McLennan Cos., Inc.	7,878
81	Mercury General Corp.	4,490
145	National Financial Partners Corp.	6,698
221	Old Republic International Corp.	4,701
89	Progressive Corp. (The)	2,127
7	Stancorp Financial Group, Inc.	361
		57,964
	Internet Software & Services — 1.8%
67	Akamai Technologies, Inc. (a)	3,262
669	CNET Networks, Inc. (a)	5,480
155	eBay, Inc. (a)	4,974
50	Equinix, Inc. (a)	4,544
9	Google, Inc., Class A (a)	4,468
118	SAVVIS, Inc. (a)	5,837
206	VeriSign, Inc. (a)	6,525
252	Yahoo!, Inc. (a)	6,833
		41,923
	IT Services — 3.3%
700	BearingPoint, Inc. (a)	5,116
112	DST Systems, Inc. (a)	8,856
106	eFunds Corp. (a)	3,749
58	Euronet Worldwide, Inc. (a)	1,683
26	Fidelity National Information Services, Inc.	1,396
246	Gartner, Inc. (a)	6,055
118	Hewitt Associates, Inc., Class A (a)	3,780
212	Iron Mountain, Inc. (a)	5,546
44	MasterCard, Inc., Class A	7,240
155	Paychex, Inc.	6,074
184	Perot Systems Corp., Class A (a)	3,128
260	SAIC Inc. (a)	4,698
219	VeriFone Holdings, Inc. (a)	7,725
295	Western Union Co. (The)	6,143
93	Wright Express Corp. (a)	3,187
		74,376
	Leisure Equipment & Products — 0.6%
203	Callaway Golf Co.	3,622
116	Eastman Kodak Co.	3,217
67	Oakley, Inc.	1,892
135	Pool Corp.	5,262
		13,993
	Life Sciences Tools & Services — 2.4%
263	Affymetrix, Inc. (a)	6,536
42	Charles River Laboratories International, Inc. (a)	2,150
56	Covance, Inc. (a)	3,858
130	Illumina, Inc. (a)	5,260
105	Millipore Corp. (a)	7,887
475	Nektar Therapeutics (a)	4,510
217	Pharmaceutical Product Development, Inc.	8,299
68	Techne Corp. (a)	3,881
124	Thermo Fisher Scientific, Inc. (a)	6,415
65	Ventana Medical Systems, Inc. (a)	4,994
		53,790
	Machinery — 3.6%
255	Briggs & Stratton Corp.	8,048
121	Bucyrus International, Inc.	8,555
101	Clarcor, Inc.	3,795

SEE NOTES TO FINANCIAL STATEMENTS.

48   JPMORGAN MID CAP/MULTI-CAP FUNDS        JUNE 30, 2007

SHARES	SECURITY DESCRIPTION	VALUE($)
Short Positions — Continued
	Machinery — Continued
29	Danaher Corp.	2,177
141	Donaldson Co., Inc.	5,019
125	ESCO Technologies, Inc. (a)	4,535
138	Flowserve Corp.	9,863
159	Graco, Inc.	6,415
128	Joy Global, Inc.	7,495
73	Kennametal, Inc.	5,985
57	Nordson Corp.	2,836
92	Oshkosh Truck Corp.	5,791
146	Pentair, Inc.	5,618
60	Valmont Industries, Inc.	4,374
		80,506
	Marine — 0.4%
102	Alexander & Baldwin, Inc.	5,407
109	Kirby Corp. (a)	4,196
		9,603
	Media — 2.0%
107	Arbitron, Inc.	5,520
3	Citadel Broadcasting Corp.	19
334	Discovery Holding Co., Class A (a)	7,677
20	E.W. Scripps Co., Class A	907
1	Getty Images, Inc. (a)	59
95	Harte-Hanks, Inc.	2,448
225	Interpublic Group of Cos., Inc. (a)	2,563
114	Lamar Advertising Co., Class A	7,173
54	Liberty Media Holding Corp. - Capital, Class A (a)	6,338
96	Live Nation, Inc. (a)	2,145
44	McClatchy Co., Class A	1,119
116	Walt Disney Co. (The)	3,969
7	Washington Post Co. (The), Class B	5,256
		45,193
	Metals & Mining — 0.6%
27	Allegheny Technologies, Inc.	2,792
156	Newmont Mining Corp.	6,102
117	Titanium Metals Corp. (a)	3,734
57	Worthington Industries, Inc.	1,239
		13,867
	Multi-Utilities — 1.2%
124	Ameren Corp.	6,055
36	Black Hills Corp.	1,441
106	Consolidated Edison, Inc.	4,790
68	Dominion Resources, Inc.	5,893
88	Public Service Enterprise Group, Inc.	7,766
54	Wisconsin Energy Corp.	2,386
		28,331
	Multiline Retail — 0.5%
173	Dillards, Inc., Class A	6,203
249	Saks, Inc.	5,306
		11,509
	Office Electronics — 0.2%
121	Zebra Technologies Corp., Class A (a)	4,695
	Oil, Gas & Consumable Fuels — 6.4%
40	Alon USA Energy, Inc.	1,768
222	Alpha Natural Resources, Inc. (a)	4,611
201	Arch Coal, Inc.	7,006
126	Berry Petroleum Co., Class A	4,764
155	Bill Barrett Corp. (a)	5,710
236	Cheniere Energy, Inc. (a)	9,149
160	Cimarex Energy Co.	6,317
73	CNX Gas Corp. (a)	2,226
163	Consol Energy, Inc.	7,514
109	Delta Petroleum Corp. (a)	2,188
371	El Paso Corp.	6,399
189	Encore Acquisition Co. (a)	5,246
178	EXCO Resources, Inc. (a)	3,113
141	Forest Oil Corp. (a)	5,969
174	Foundation Co. al Holdings, Inc.	7,055
188	Helix Energy Solutions Group, Inc. (a)	7,493
94	Hess Corp.	5,538
143	Murphy Oil Corp.	8,491
152	Peabody Energy Corp.	7,343
520	PetroHawk Energy Corp. (a)	8,242
103	Pogo Producing Co.	5,229
197	Quicksilver Resources, Inc. (a)	8,802
192	Southwestern Energy Co. (a)	8,549
158	W&T Offshore, Inc.	4,436
86	Williams Cos., Inc.	2,710
		145,868
	Paper & Forest Products — 0.5%
310	Louisiana-Pacific Corp.	5,864
128	MeadWestvaco Corp.	4,528
1	Weyerhaeuser Co.	55
		10,447
	Personal Products — 0.1%
94	Bare Escentuals, Inc. (a)	3,196

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2007        JPMORGAN MID CAP/MULTI-CAP FUNDS   49

JPMorgan Multi-Cap Market Neutral Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF JUNE 30, 2007 (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Short Positions — Continued
	Pharmaceuticals — 0.2%
84	Adams Respiratory Therapeutics, Inc. (a)	3,325
61	Medicis Pharmaceutical Corp., Class A	1,857
		5,182
	Real Estate Investment Trusts (REITs) — 0.5%
36	Cousins Properties, Inc.	1,049
31	First Industrial Realty Trust, Inc.	1,186
46	Maguire Properties, Inc.	1,579
27	Post Properties, Inc.	1,395
120	Potlatch Corp.	5,169
33	Tanger Factory Outlet Centers	1,218
		11,596
	Road & Rail — 1.0%
27	Arkansas Best Corp.	1,046
174	Avis Budget Group, Inc. (a)	4,960
57	Hertz Global Holdings, Inc. (a)	1,506
102	Kansas City Southern Industries, Inc. (a)	3,817
299	Knight Transportation, Inc.	5,793
227	Werner Enterprises, Inc.	4,568
		21,690
	Semiconductors & Semiconductor Equipment — 4.1%
425	Advanced Micro Devices, Inc. (a)	6,081
16	Atheros Communications, Inc. (a)	485
1,041	Atmel Corp. (a)	5,785
179	ATMI, Inc. (a)	5,362
132	Cree, Inc. (a)	3,402
396	Cypress Semiconductor Corp. (a)	9,225
36	Hittite Microwave Corp. (a)	1,535
204	Linear Technology Corp.	7,394
363	Marvell Technology Group Ltd. (Bermuda) (a)	6,605
172	Maxim Integrated Products, Inc.	5,748
214	Microchip Technology, Inc.	7,936
473	Micron Technology, Inc. (a)	5,932
317	Microsemi Corp. (a)	7,601
36	National Semiconductor Corp.	1,004
955	PMC-Sierra, Inc. (a)	7,384
298	Rambus, Inc. (a)	5,352
473	Spansion, Inc., Class A (a)	5,255
		92,086
	Software — 2.9%
329	Activision, Inc. (a)	6,133
201	Adobe Systems, Inc. (a)	8,064
88	ANSYS, Inc. (a)	2,329
61	Autodesk, Inc. (a)	2,888
180	Citrix Systems, Inc. (a)	6,045
142	Electronic Arts, Inc. (a)	6,703
69	Factset Research Systems, Inc.	4,684
628	Lawson Software, Inc. (a)	6,212
178	NAVTEQ Corp. (a)	7,537
71	Net 1 UEPS Technologies Inc. (South Africa) (a)	1,713
265	Red Hat, Inc. (a)	5,915
105	Take-Two Interactive Software, Inc. (a)	2,104
137	Transaction Systems Architects, Inc. (a)	4,623
		64,950
	Specialty Retail — 4.7%
155	Aaron Rents, Inc.	4,541
48	Barnes & Noble, Inc.	1,847
309	Borders Group, Inc.	5,887
261	CarMax, Inc. (a)	6,660
243	Chico’s FAS, Inc. (a)	5,903
104	Children’s Place Retail Stores, Inc. (The) (a)	5,393
384	Circuit City Stores, Inc.	5,797
64	Coldwater Creek, Inc. (a)	1,483
32	Guess?, Inc.	1,547
94	Guitar Center, Inc. (a)	5,597
54	J Crew Group, Inc. (a)	2,928
236	Limited Brands, Inc.	6,476
175	O’Reilly Automotive, Inc. (a)	6,406
319	Pacific Sunwear of California, Inc. (a)	7,019
275	Sally Beauty Holdings, Inc. (a)	2,475
247	Talbots, Inc.	6,189
134	Tiffany & Co.	7,095
138	Tractor Supply Co. (a)	7,186
242	Urban Outfitters, Inc. (a)	5,804
136	Williams-Sonoma, Inc.	4,290
219	Zale Corp. (a)	5,212
		105,735
	Textiles, Apparel & Luxury Goods — 0.9%
110	Hanesbrands, Inc. (a)	2,982
110	Liz Claiborne, Inc.	4,101
471	Quiksilver, Inc. (a)	6,661
137	Under Armour, Inc., Class A (a)	6,243
		19,987
	Thrifts & Mortgage Finance — 1.3%
112	Astoria Financial Corp.	2,809
94	Freddie Mac	5,723
508	Hudson City Bancorp, Inc.	6,206

SEE NOTES TO FINANCIAL STATEMENTS.

50   JPMORGAN MID CAP/MULTI-CAP FUNDS        JUNE 30, 2007

SHARES	SECURITY DESCRIPTION	VALUE($)
Short Positions — Continued
	Thrifts & Mortgage Finance — Continued
80	MGIC Investment Corp.	4,556
102	New York Community Bancorp, Inc.	1,734
253	NewAlliance Bancshares, Inc.	3,727
280	People’s United Financial, Inc.	4,960
		29,715
	Trading Companies & Distributors — 0.6%
191	Fastenal Co.	8,011
123	Watsco, Inc.	6,681
		14,692
	Water Utilities — 0.3%
286	Aqua America, Inc.	6,432
	Wireless Telecommunication Services — 1.2%
205	American Tower Corp., Class A (a)	8,631
173	Crown Castle International Corp. (a)	6,270
225	SBA Communications Corp., Class A (a)	7,562
174	Sprint Nextel Corp.	3,603
		26,066
	Total Short Positions — 90.9% (Proceeds $1,903,916)	$2,061,246

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2007        JPMORGAN MID CAP/MULTI-CAP FUNDS   51

JPMorgan Value Advantage Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF JUNE 30, 2007

(Amounts in thousands)

SHARES		SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — 88.8%
		Common Stocks — 87.5%
		Beverages — 2.1%
120		Anheuser-Busch Cos., Inc.	6,259
55		Diageo plc ADR (United Kingdom)	4,582
			10,841
		Building Products — 0.7%
160		Griffon Corp. (a)	3,485
		Capital Markets — 4.8%
500		Charles Schwab Corp. (The)	10,260
450		W.P. Carey & Co. LLC	14,152
			24,412
		Chemicals — 0.4%
50		Sigma-Aldrich Corp.	2,134
		Commercial Banks — 8.0%
100		M&T Bank Corp.	10,690
50		SunTrust Banks, Inc.	4,287
330		Synovus Financial Corp.	10,131
170		United Community Banks, Inc.	4,402
100		Wachovia Corp.	5,128
60		Wells Fargo & Co.	2,110
100		Wilmington Trust Corp.	4,151
			40,899
		Commercial Services & Supplies — 0.7%
75		Pitney Bowes, Inc.	3,507
		Communications Equipment — 0.4%
50		QUALCOMM, Inc.	2,169
		Construction Materials — 1.6%
220		Cemex S.A. de C.V. ADR (Mexico) (a)	8,128
		Consumer Finance — 0.8%
70		American Express Co.	4,283
		Distributors — 0.8%
80		Genuine Parts Co.	3,968
		Diversified Financial Services — 0.9%
30		Bank of America Corp.	1,467
60		Onex Corp. (Canada)	2,073
50		Resource America, Inc., Class A	1,030
			4,570
		Diversified Telecommunication Services — 3.0%
401		Citizens Communications Co.	6,118
350		Qwest Communications International, Inc. (a)	3,395
399		Windstream Corp.	5,892
			15,405
		Electrical Equipment — 1.1%
115		Baldor Electric Co.	5,667
		Energy Equipment & Services — 1.6%
60		SEACOR Holdings, Inc. (a)	5,602
35		Universal Compression Holdings, Inc. (a)	2,536
			8,138
		Food & Staples Retailing — 1.1%
50		Costco Wholesale Corp.	2,926
35		CVS/Caremark Corp.	1,276
100		Pathmark Stores, Inc. (a)	1,296
			5,498
		Food Products — 1.3%
183		B&G Foods, Inc., Class A	2,416
75		Wm. Wrigley, Jr., Co.	4,148
			6,564
		Health Care Providers & Services — 2.9%
150		Coventry Health Care, Inc. (a)	8,647
120		National Healthcare Corp.	6,192
			14,839
		Hotels, Restaurants & Leisure — 1.9%
85		AFC Enterprises, Inc. (a)	1,470
135		Cedar Fair LP	3,810
70		McDonald’s Corp.	3,553
50		Steak n Shake Co. (The) (a)	834
			9,667
		Household Durables — 1.0%
60		Fortune Brands, Inc.	4,942
		Industrial Conglomerates — 1.2%
135		Carlisle Cos., Inc.	6,279
		Insurance — 11.5%
183		Assurant, Inc.	10,788
—	(h)	Berkshire Hathaway, Inc., Class A (a)	12,590
40		Everest Re Group Ltd. (Bermuda)	4,346
160		IPC Holdings Ltd. (Bermuda)	5,166
120		Loews Corp.	6,118
230		Old Republic International Corp.	4,890
229		OneBeacon Insurance Group Ltd.	5,803
165		ProAssurance Corp. (a)	9,185
			58,886
		IT Services — 0.7%
175		Western Union Co. (The)	3,645

SEE NOTES TO FINANCIAL STATEMENTS.

52   JPMORGAN MID CAP/MULTI-CAP FUNDS        JUNE 30, 2007

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Machinery — 1.1%
50	Crane Co.	2,272
50	Oshkosh Truck Corp.	3,146
		5,418
	Media — 8.4%
150	Cablevision Systems Corp., Class A (a)	5,428
363	Clear Channel Communications, Inc.	13,717
150	Entercom Communications Corp., Class A	3,734
175	Lin TV Corp., Class A (a)	3,292
40	McClatchy Co., Class A	1,012
20	Washington Post Co. (The), Class B	15,522
		42,705
	Metals & Mining — 0.9%
15	Rio Tinto plc ADR (United Kingdom)	4,592
	Oil, Gas & Consumable Fuels — 7.4%
215	Devon Energy Corp.	16,832
123	Kinder Morgan Management LLC (a)	6,392
30	NuStar GP Holdings LLC	1,148
100	Teekay Shipping Corp. (Bahamas)	5,791
240	Williams Cos., Inc.	7,589
		37,752
	Pharmaceuticals — 0.8%
85	Merck & Co., Inc.	4,233
	Real Estate Investment Trusts (REITs) — 7.5%
352	Agree Realty Corp.	11,006
50	Crystal River Capital, Inc. (m)	1,214
50	iStar Financial, Inc.	2,217
150	National Health Investors, Inc.	4,758
50	Plum Creek Timber Co., Inc.	2,083
75	PS Business Parks, Inc.	4,753
70	Public Storage, Inc.	5,377
150	Rayonier, Inc.	6,771
		38,179
	Real Estate Management & Development — 1.2%
75	Brookfield Asset Management, Inc., Class A (Canada)	2,993
136	Brookfield Properties Co.	3,311
		6,304
	Software — 0.6%
100	Microsoft Corp.	2,947
	Specialty Retail — 6.1%
225	AutoNation, Inc. (a)	5,060
30	AutoZone, Inc. (a)	4,099
124	Bed Bath & Beyond, Inc. (a)	4,466
185	Home Depot, Inc.	7,280
260	Staples, Inc.	6,167
150	TJX Cos., Inc.	4,125
		31,197
	Textiles, Apparel & Luxury Goods — 0.9%
50	V.F. Corp.	4,579
	Thrifts & Mortgage Finance — 2.8%
60	FirstFed Financial Corp. (a)	3,404
60	Freddie Mac	3,642
400	People’s United Financial, Inc.	7,092
		14,138
	Tobacco — 0.3%
25	Altria Group, Inc.	1,754
	Trading Companies & Distributors — 1.0%
100	GATX Corp.	4,925
	Total Common Stocks (Cost $407,817)	446,649
	Investment Company — 1.3%
264	Cohen & Steers Select Utility Fund, Inc. (Cost $6,341)	6,928
	Total Long-Term Investments (Cost $414,158)	453,577
Short-Term Investment — 12.0%
	Investment Company — 12.0%
61,189	JPMorgan Prime Money Market Fund, Institutional Class (b) (m) (Cost $61,189)	61,189
	Total Investments — 100.8% (Cost $475,347)	514,766
	Liabilities in Excess of Other Assets — (0.8)%	(4,227)
	NET ASSETS — 100.0%	$510,539

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2007        JPMORGAN MID CAP/MULTI-CAP FUNDS   53

JPMorgan Mid Cap/Multi Cap Funds

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF JUNE 30, 2007

ABBREVIATIONS:

(a)	—	Non-income producing security.

(b)	—	Investment in affiliate. Money market fund registered under the Investment Company Act of 1940, as amended, and advised by JPMorgan Investment Management Inc., or JPMorgan Investment Advisors Inc.

(c)	—	Security, or a portion of the security, has been delivered to a counterparty as part of a security lending transaction.

(h)	—	Amount rounds to less than one thousand.

(j)	—	All or a portion of these securities are segregated for short sales.

(m)	—	All or a portion of this security is segregated for current or potential holdings of futures, swaps, options, TBA, when-issued securities, delayed delivery securities, and reverse repurchase agreements.

ADR	—	American Depositary Receipt

FRN	—	Floating Rate Note. The rate shown is the rate in effect as of June 30, 2007.

†	—	Short position is the result of the sale of a when issued security to be received from a pending corporate action of the long position.

SEE NOTES TO FINANCIAL STATEMENTS.

54   JPMORGAN MID CAP/MULTI-CAP FUNDS        JUNE 30, 2007

THIS PAGE IS INTENTIONALLY LEFT BLANK

JUNE 30, 2007        JPMORGAN MID CAP/MULTI-CAP FUNDS   55

STATEMENTS OF ASSETS AND LIABILITIES
FOR THE YEAR ENDED JUNE 30, 2007

(Amounts in thousands, except per share amounts)

	Capital Growth Fund		Diversified Mid Cap Growth Fund	Diversified Mid Cap Value Fund	Growth Advantage Fund
ASSETS:
Investments in non-affiliates, at value	$1,109,164		$1,567,152	$783,742	$68,655
Investments in affiliates, at value	5,911		33,758	12,129	40
Total investment securities, at value	1,115,075		1,600,910	795,871	68,695
Cash	—		—	30	—
Receivables:
Investment securities sold	18,166		24,852	922	983
Fund shares sold	2,682		871	402	93
Interest and dividends	255		397	985	24
Prepaid expenses and other assets	—	(b)	1	1	—
Total Assets	1,136,178		1,627,031	798,211	69,795

LIABILITIES:
Payables:
Due to custodian	—		3,734	—	—
Dividends	—		—	2,038	—
Investment securities purchased	21,133		30,283	3,673	470
Securities sold short	—		—	—	57
Collateral for securities lending program	142,456		202,906	50,158	6,585
Fund shares redeemed	2,868		2,665	2,017	18
Accrued liabilities:
Investment advisory fees	320		715	407	31
Administration fees	93		113	64	4
Shareholder servicing fees	200		145	100	9
Distribution fees	137		201	97	12
Custodian and accounting fees	15		30	27	4
Trustees’ and Chief Compliance Officer’s fees	34		2	1	1
Other	330		612	249	85
Total Liabilities	167,586		241,406	58,831	7,276
Net Assets:	$968,592		$1,385,625	$739,380	$62,519

(a) Redemption price for Class B and Class C Shares varies based on the length of time the shares were held.

(b) Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

56   JPMORGAN MID CAP/MULTI-CAP FUNDS        JUNE 30, 2007

	Capital Growth Fund	Diversified Mid Cap Growth Fund	Diversified Mid Cap Value Fund	Growth Advantage Fund
NET ASSETS:
Paid in capital	$713,372	$987,327	$452,565	$281,745
Accumulated undistributed (distributions in excess of) net investment income	(45)	(23)	(1,590)	(2)
Accumulated net realized gains (losses)	70,959	153,781	117,489	(232,528)
Net unrealized appreciation (depreciation)	184,306	244,540	170,916	13,304
Total Net Assets	$968,592	$1,385,625	$739,380	$62,519

Net Assets:
Class A	$526,157	$480,084	$212,613	$49,782
Class B	20,189	123,779	53,843	1,501
Class C	25,672	38,805	29,590	251
Select Class	396,574	740,208	440,662	10,985
Ultra	—	2,749	2,672	—
Total	$968,592	$1,385,625	$739,380	$62,519
Outstanding units of beneficial interest (shares) ($0.0001 par value; unlimited number of shares authorized):
Class A	11,768	19,284	13,414	6,087
Class B	500	5,929	3,587	194
Class C	647	1,672	1,971	32
Select Class	8,324	28,358	27,951	1,339
Ultra	—	105	169	—

Net Asset Value
Class A — Redemption price per share	$44.71	$24.89	$15.85	$8.18
Class B — Offering price per share (a)	40.38	20.88	15.01	7.76
Class C — Offering price per share (a)	39.68	23.21	15.01	7.76
Select Class — Offering and redemption price per share	47.64	26.10	15.77	8.20
Ultra — Offering and redemption price per share	—	26.19	15.77	—
Class A maximum sales charge	5.25%	5.25%	5.25%	5.25%
Class A maximum public offering price per share (net asset value per share/100% – maximum sales charge)	$47.19	$26.27	$16.73	$8.63

Cost of investments	$930,769	$1,356,370	$624,955	$55,394
Market value of securities on loan	140,663	199,568	49,100	6,546
Proceeds received from securities sold short	—	—	—	60

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2007        JPMORGAN MID CAP/MULTI-CAP FUNDS   57

STATEMENTS OF ASSETS AND LIABILITIES
FOR THE YEAR ENDED JUNE 30, 2007 (continued)

(Amounts in thousands, except per share amounts)

	Mid Cap Equity Fund	Mid Cap Value Fund	Multi-Cap Market Neutral Fund	Value Advantage Fund
ASSETS:
Investments in non-affiliates, at value	$293,403	$8,587,767	$2,077,622	$453,577
Investments in affiliates, at value	5,483	243,352	109,489	61,189
Total investment securities, at value	298,886	8,831,119	2,187,111	514,766
Cash	7	435	—	38
Deposit with broker for securities sold short	—	—	2,143,630	—
Receivables:
Investment securities sold	3,938	77,386	96,155	—
Fund shares sold	294	26,292	5,150	3,458
Interest and dividends	265	13,713	10,332	1,181
Prepaid expenses and other assets	—	—	1	—
Total Assets	303,390	8,948,945	4,442,379	519,443

LIABILITIES:
Payables:
Due to custodian	—	—	652	—
Dividends for securities sold short	—	—	1,039	—
Investment securities purchased	4,459	84,056	97,813	8,078
Securities sold short	—	—	2,061,246	—
Collateral for securities lending program	13,961	214,916	—	—
Fund shares redeemed	166	13,472	10,097	168
Accrued liabilities:
Investment advisory fees	153	4,099	2,011	209
Administration fees	18	614	172	28
Shareholder servicing fees	17	1,259	44	99
Distribution fees	—	1,454	174	193
Custodian and accounting fees	6	73	45	8
Trustees’ and Chief Compliance Officer’s fees	5	4	7	—	(b)
Other	59	291	355	121
Total Liabilities	18,844	320,238	2,173,655	8,904
Net Assets:	$284,546	$8,628,707	$2,268,724	$510,539

(a) Redemption price for Class B and Class C Shares varies based on the length of time the shares were held.

(b) Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

58   JPMORGAN MID CAP/MULTI-CAP FUNDS        JUNE 30, 2007

	Mid Cap Equity Fund	Mid Cap Value Fund	Multi-Cap Market Neutral Fund	Value Advantage Fund
NET ASSETS:
Paid in capital	$190,690	$6,499,705	$2,129,637	$445,118
Accumulated undistributed (distributions in excess of) net investment income	40	21,673	36,056	1,773
Accumulated net realized gains (losses)	28,869	388,921	(89,257)	24,229
Net unrealized appreciation (depreciation)	64,947	1,718,408	192,288	39,419
Total Net Assets	$284,546	$8,628,707	$2,268,724	$510,539

Net Assets:
Class A	$—	$3,822,632	$204,059	$201,151
Class B	—	237,745	24,974	—
Class C	—	818,261	187,546	247,794
Select Class	284,546	1,183,839	1,852,145	36,884
Institutional Class	—	2,566,230	—	24,710
Total	$284,546	$8,628,707	$2,268,724	$510,539

Outstanding units of beneficial interest (shares) ($0.0001 par value; unlimited number of shares authorized):
Class A	—	137,949	18,152	9,834
Class B	—	8,771	2,257	—
Class C	—	30,119	16,947	12,199
Select Class	7,502	42,334	163,822	1,797
Institutional Class	—	91,089	—	1,207

Net Asset Value
Class A — Redemption price per share	$—	$27.71	$11.24	$20.45
Class B — Offering price per share (a)	—	27.11	11.07	—
Class C — Offering price per share (a)	—	27.17	11.07	20.31
Select Class — Offering and redemption price per share	37.93	27.96	11.31	20.52
Institutional Class — Offering and redemption price per share	—	28.17	—	20.47
Class A maximum sales charge	—	5.25%	5.25%	5.25%
Class A maximum public offering price per share (net asset value per share/100% – maximum sales charge)	$—	$29.25	$11.86	$21.58

Cost of investments	$233,939	$7,112,711	$1,837,493	$475,347
Market value of securities on loan	13,807	210,342	—	—
Proceeds received from securities sold short	—	—	1,903,916	—

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2007        JPMORGAN MID CAP/MULTI-CAP FUNDS   59

STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED JUNE 30, 2007

(Amounts in thousands)

	Capital Growth Fund	Diversified Mid Cap Growth Fund	Diversified Mid Cap Value Fund	Growth Advantage Fund
INVESTMENT INCOME
Dividend income	$3,366	$5,093	$15,501	$391
Dividend income from affiliates (a)	808	704	839	27
Income from securities lending (net)	682	1,028	340	43
Foreign taxes withheld	(8)	(11)	(38)	—	(b)
Total investment income	4,848	6,814	16,642	461

EXPENSES
Investment advisory fees	3,539	8,655	5,533	470
Administration fees	889	1,338	856	73
Distribution fees
Class A	1,215	1,120	567	144
Class B	177	1,034	432	10
Class C	167	300	233	—	(b)
Shareholder servicing fees
Class A	1,215	1,120	567	144
Class B	59	345	144	3
Class C	56	100	77	—	(b)
Select Class	882	1,739	1,329	33
Custodian and accounting fees	68	108	86	47
Interest expense	— (b)	19	2	7
Professional fees	62	44	43	45
Trustees’ and Chief Compliance Officer’s fees	9	21	13	1
Printing and mailing costs	283	229	99	48
Registration and filing fees	81	68	59	50
Transfer agent fees	685	967	328	83
Other	12	39	33	24
Total expenses	9,399	17,246	10,401	1,182
Less amounts waived	—	(1,384)	(787)	(223)
Less earnings credits	(3)	(3)	(6)	—	(b)
Less reimbursement for legal matters	—	(1)	(1)	—
Net expenses	9,396	15,858	9,607	959
Net investment income (loss)	(4,548)	(9,044)	7,035	(498)

REALIZED/UNREALIZED GAINS (LOSSES)
Net realized gain (loss) on transactions from investments	101,852	225,078	156,003	10,762
Change in net unrealized appreciation (depreciation) of investments
Investments	59,558	10,761	(6,646)	4,911
Securities sold short	—	—	—	3
Change in net unrealized appreciation (depreciation)	59,558	10,761	(6,646)	4,914
Net realized/unrealized gains (losses)	161,410	235,839	149,357	15,676
Change in net assets resulting from operations	$156,862	$226,795	$156,392	$15,178

(a)	Includes reimbursements of investment advisory, administration and shareholder servicing fees. Please see Fees and Other Transactions with Affiliates in the Notes to Financial Statements.

(b)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

60   JPMORGAN MID CAP/MULTI-CAP FUNDS        JUNE 30, 2007

	Mid Cap Equity Fund	Mid Cap Value Fund	Multi-Cap Market Neutral Fund	Value Advantage Fund
INVESTMENT INCOME
Dividend income	$3,207	$141,566	$21,090	$6,285
Dividend income from affiliates (a)	360	14,426	5,340	2,381
Interest income	—	—	99,347 (b)	—
Income from securities lending (net)	104	1,112	—	—
Foreign taxes withheld	(7)	(231)	(78)	(10)
Total investment income	3,664	156,873	125,699	8,656

EXPENSES
Investment advisory fees	1,908	52,145	26,173	2,147
Administration fees	295	8,060	2,104	331
Distribution fees
Class A	—	8,603	504	330
Class B	—	1,769	197	—
Class C	—	6,025	1,432	1,209
Shareholder servicing fees
Class A	—	8,603	504	330
Class B	—	590	66	—
Class C	—	2,008	477	403
Select Class	734	3,127	4,188	64
Institutional Class	—	2,291	—	11
Custodian and accounting fees	48	483	160	37
Interest expense	5	—	—	1
Professional fees	39	134	45	48
Trustees’ and Chief Compliance Officer’s fees	4	100	32	4
Printing and mailing costs	47	1,783	246	36
Registration and filing fees	18	12	55	107
Transfer agent fees	86	5,009	674	294
Dividend expense on securities sold short	—	—	24,973	—
Other	8	183	61	9
Total expenses	3,192	100,925	61,891	5,361
Less amounts waived	(542)	(9,944)	(8,054)	(529)
Less earnings credits	(3)	(89)	(13)	(19)
Less reimbursement for legal matters	—	—	(1)	—
Net expenses	2,647	90,892	53,823	4,813
Net investment income (loss)	1,017	65,981	71,876	3,843

REALIZED/UNREALIZED GAINS (LOSSES)
Net realized gain (loss) on transactions from:
Investments	37,615	488,854	184,961	24,756
Securities sold short	—	—	(249,986)	—
Net realized gain (loss)	37,615	488,854	(65,025)	24,756
Change in net unrealized appreciation (depreciation) of:
Investments	12,225	789,575	222,400	31,286
Securities sold short	—	—	(116,547)	—
Change in net unrealized appreciation (depreciation)	12,225	789,575	105,853	31,286
Net realized/unrealized gains (losses)	49,840	1,278,429	40,828	56,042
Change in net assets resulting from operations	$50,857	$1,344,410	$112,704	$59,885

(a)	Includes reimbursements of investment advisory, administration and shareholder servicing fees. Please see Fees and Other Transactions with Affiliates in the Notes to Financial Statements.

(b)	Interest income earned on segregated cash for short positions.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2007        JPMORGAN MID CAP/MULTI-CAP FUNDS   61

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED

(Amounts in thousands)

	Capital Growth Fund (a)			Diversified Mid Cap Growth Fund
	Year Ended 6/30/2007	Period Ended 6/30/2006	Year Ended 12/31/2005	Year Ended 6/30/2007	Year Ended 6/30/2006
CHANGE IN NET ASSETS FROM RESULTING OPERATIONS:
Net investment income (loss)	$(4,548)	$77	$(3,919)	$(9,044)	$(6,171)
Net realized gain (loss)	101,852	27,670	55,475	225,078	251,056
Change in net unrealized appreciation (depreciation)	59,558	2,458	19,484	10,761	(49,784)
Change in net assets resulting from operations	156,862	30,205	71,040	226,795	195,101

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net realized gains	(37,430)	—	(34,577)	(70,626)	(34,627)
Class B
From net realized gains	(2,088)	—	(2,960)	(25,785)	(16,185)
Class C
From net realized gains	(1,859)	—	(1,296)	(6,792)	(3,861)
Select Class
From net investment income	(74)	—	—	—	—
From net realized gains	(25,344)	—	(18,489)	(107,952)	(74,921)
Ultra
From net realized gains	—	—	—	(1,418)	(1,349)
Total distributions to shareholders	(66,795)	—	(57,322)	(212,573)	(130,943)

CAPITAL TRANSACTIONS:
Change in net assets from capital transactions	37,496	25,344	229,735	(62,785)	(360,585)

NET ASSETS:
Change in net assets	127,563	55,549	243,453	(48,563)	(296,427)
Beginning of period	841,029	785,480	542,027	1,434,188	1,730,615
End of period	$968,592	$841,029	$785,480	$1,385,625	$1,434,188
Accumulated undistributed (distributions in excess of) net investment income	$(45)	$22	$(42)	$(23)	$(27)

(a)	The Fund changed its fiscal year end from December 31 to June 30.

SEE NOTES TO FINANCIAL STATEMENTS.

62   JPMORGAN MID CAP/MULTI-CAP FUNDS        JUNE 30, 2007

	Diversified Mid Cap Value Fund		Growth Advantage Fund (a)(b)
	Year Ended 6/30/2007	Year Ended 6/30/2006	Year Ended 6/30/2007	Period Ended 6/30/2006	Year Ended 12/31/2005
CHANGE IN NET ASSETS FROM RESULTING OPERATIONS:
Net investment income (loss)	$7,035	$9,605	$(498)	$(128)	$(447)
Net realized gain (loss)	156,003	195,181	10,762	1,848	8,398
Change in net unrealized appreciation (depreciation)	(6,646)	(95,936)	4,914	(187)	(2,867)
Change in net assets resulting from operations	156,392	108,850	15,178	1,533	5,084

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(1,948)	(1,911)	—	—	—
From net realized gains	(37,633)	(62,387)	—	—	—
Class B
From net investment income	(228)	(222)	—	—	—
From net realized gains	(9,974)	(16,589)	—	—	—
Class C
From net investment income	(124)	(119)	—	—	—
From net realized gains	(5,288)	(8,894)	—	—	—
Select Class
From net investment income	(5,575)	(7,557)	—	—	—
From net investment income	(92,296)	(210,755)	—	—	—
Ultra
From net investment income	(38)	(127)	—	—	—
From net realized gains	(483)	(3,088)	—	—	—
Total distributions to shareholders	(153,587)	(311,649)	—	—	—

CAPITAL TRANSACTIONS:
Change in net assets from capital transactions	(192,190)	(178,002)	(25,455)	15,167	(6,370)

NET ASSETS:
Change in net assets	(189,385)	(380,801)	(10,277)	16,700	(1,286)
Beginning of period	928,765	1,309,566	72,796	56,096	57,382
End of period	$739,380	$928,765	$62,519	$72,796	$56,096
Accumulated undistributed (distributions in excess of) net investment income	$(1,590)	$(1,580)	$(2)	$(2)	$(1)

(a)	The Fund changed its fiscal year end from December 31 to June 30.

(b)	Prior to August 17, 2005, the Fund was named Mid Cap Growth Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2007        JPMORGAN MID CAP/MULTI-CAP FUNDS   63

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Mid Cap Equity Fund (a)			Mid Cap Value Fund (a)
	Year Ended 6/30/2007	Period Ended 6/30/2006	Year Ended 12/31/2005	Year Ended 6/30/2007	Period Ended 6/30/2006	Year Ended 12/31/2005
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$1,017	$1,246	$716	$65,981	$45,431	$37,307
Net realized gain (loss)	37,615	10,389	25,609	488,854	200,042	196,320
Change in net unrealized appreciation (depreciation)	12,225	2,660	(2,188)	789,575	191,877	287,118
Change in net assets resulting from operations	50,857	14,295	24,137	1,344,410	437,350	520,745

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	—	—	—	(33,796)	—	(14,169)
From net realized gains	—	—	—	(145,970)	—	(72,188)
Class B
From net investment income	—	—	—	(1,118)	—	—
From net realized gains	—	—	—	(10,457)	—	(6,168)
Class C
From net investment income	—	—	—	(3,695)	—	(12)
From net realized gains	—	—	—	(35,418)	—	(21,631)
Select Class
From net investment income	(827)	(1,227)	(705)	(14,785)	—	(8,387)
From net realized gains	(23,004)	—	(27,072)	(55,110)	—	(31,358)
Institutional Class
From net investment income	—	—	—	(31,824)	—	(17,025)
From net realized gains	—	—	—	(95,197)	—	(48,603)
Total distributions to shareholders	(23,831)	(1,227)	(27,777)	(427,370)	—	(219,541)

CAPITAL TRANSACTIONS:
Change in net assets from capital transactions	(40,584)	16,454	45,115	424,154	(166,640)	3,026,845

NET ASSETS:
Change in net assets	(13,558)	29,522	41,475	1,341,194	270,710	3,328,049
Beginning of period	298,104	268,582	227,107	7,287,513	7,016,803	3,688,754
End of period	$284,546	$298,104	$268,582	$8,628,707	$7,287,513	$7,016,803
Accumulated undistributed (distributions in excess of) net investment income	$40	$23	$5	$21,673	$45,563	$(2)

(a)	The Fund changed its fiscal year end from December 31 to June 30.

SEE NOTES TO FINANCIAL STATEMENTS.

64   JPMORGAN MID CAP/MULTI-CAP FUNDS        JUNE 30, 2007

	Multi-Cap Market Neutral Fund		Value Advantage Fund (a)(b)
	Year Ended 6/30/2007	Year Ended 6/30/2006	Year Ended 6/30/2007	Period Ended 6/30/2006	Period Ended 12/31/2005
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$71,876	$41,094	$3,843	$615	$291
Net realized gain (loss)	(65,025)	(471)	24,756	3,239	663
Change in net unrealized appreciation (depreciation)	105,853	47,312	31,286	5,805	2,328
Change in net assets resulting from operations	112,704	87,935	59,885	9,659	3,282

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(5,486)	(3,219)	(748)	—	(169)
From net realized gains	—	(6,217)	(1,731)	—	(477)
Class B
From net investment income	(515)	(263)	—	—	—
From net realized gains	—	(953)	—	—	—
Class C
From net investment income	(3,745)	(2,001)	(533)	—	(93)
From net realized gains	—	(7,230)	(2,199)	—	(609)
Select Class
From net investment income	(51,420)	(21,032)	(221)	—	(14)
From net realized gains	—	(33,786)	(389)	—	(35)
Institutional Class
From net investment income	—	—	(76)	—	— (c)
From net realized gains	—	—	(116)	—	— (c)
Total distributions to shareholders	(61,166)	(74,701)	(6,013)	—	(1,397)

CAPITAL TRANSACTIONS:
Change in net assets from capital transactions	340,365	399,079	289,151	53,692	102,280

NET ASSETS:
Change in net assets	391,903	412,313	343,023	63,351	104,165
Beginning of period	1,876,821	1,464,508	167,516	104,165	—
End of period	$2,268,724	$1,876,821	$510,539	$167,516	$104,165
Accumulated undistributed (distributions in excess of) net investment income	$36,056	$24,258	$1,773	$430	$23

(a)	The Fund changed its fiscal year end from December 31 to June 30.

(b)	Commencement of operations was February 28, 2005.

(c)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2007        JPMORGAN MID CAP/MULTI-CAP FUNDS   65

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Capital Growth Fund (a)			Diversified Mid Cap Growth Fund
	Year Ended 6/30/2007	Period Ended 6/30/2006	Year Ended 12/31/2005	Year Ended 6/30/2007	Year Ended 6/30/2006
CAPITAL TRANSACTIONS
Class A
Proceeds from shares issued	$66,012	$34,766	$67,593	$91,587	$134,263
Dividends reinvested	34,864	—	32,128	63,206	30,576
Cost of shares redeemed	(93,518)	(40,887)	(89,342)	(132,338)	(165,572)
Change in net assets from Class A capital transactions	$7,358	$(6,121)	$10,379	$22,455	$(733)
Class B
Proceeds from shares issued	$2,399	$2,415	$5,581	$4,435	$7,622
Dividends reinvested	1,754	—	2,560	24,710	15,509
Cost of shares redeemed	(13,705)	(10,024)	(25,134)	(57,020)	(68,714)
Change in net assets from Class B capital transactions	$(9,552)	$(7,609)	$(16,993)	$(27,875)	$(45,583)
Class C
Proceeds from shares issued	$5,975	$4,660	$10,804	$3,330	$5,446
Dividends reinvested	1,230	—	754	5,265	3,001
Cost of shares redeemed	(4,331)	(1,548)	(1,654)	(11,972)	(13,973)
Change in net assets from Class C capital transactions	$2,874	$3,112	$9,904	$(3,377)	$(5,526)
Select Class
Proceeds from shares issued	$81,512	$57,099	$233,983	$202,985	$140,967
Dividends reinvested	24,390	—	17,941	16,561	11,637
Cost of shares redeemed	(69,086)	(21,137)	(25,479)	(260,625)	(464,395)
Change in net assets from Select Class capital transactions	$36,816	$35,962	$226,445	$(41,079)	$(311,791)
Ultra
Proceeds from shares issued	$—	$—	$—	$1,213	$5,648
Cost of shares redeemed	—	—	—	(14,122)	(2,600)
Change in net assets from Ultra capital transactions	$—	$—	$—	$(12,909)	$3,048

(a)	The Fund changed its fiscal year end from December 31 to June 30.

SEE NOTES TO FINANCIAL STATEMENTS.

66   JPMORGAN MID CAP/MULTI-CAP FUNDS        JUNE 30, 2007

	Capital Growth Fund (a)			Diversified Mid Cap Growth Fund
	Year Ended 6/30/2007	Period Ended 6/30/2006	Year Ended 12/31/2005	Year Ended 6/30/2007	Year Ended 6/30/2006
SHARE TRANSACTIONS:
Class A
Issued	1,589	830	1,741	3,821	5,354
Reinvested	862	—	816	2,784	1,266
Redeemed	(2,251)	(984)	(2,292)	(5,492)	(6,634)
Change in Class A Shares	200	(154)	265	1,113	(14)
Class B
Issued	64	63	154	218	348
Reinvested	48	—	71	1,294	737
Redeemed	(365)	(261)	(701)	(2,776)	(3,130)
Change in Class B Shares	(253)	(198)	(476)	(1,264)	(2,045)
Class C
Issued	163	125	302	150	230
Reinvested	34	—	21	248	130
Redeemed	(118)	(42)	(46)	(527)	(587)
Change in Class C Shares	79	83	277	(129)	(227)
Select Class
Issued	1,850	1,291	5,804	8,196	5,510
Reinvested	567	—	432	697	465
Redeemed	(1,563)	(483)	(627)	(10,352)	(18,136)
Change in Select Class Shares	854	808	5,609	(1,459)	(12,161)
Ultra
Issued	—	—	—	50	224
Redeemed	—	—	—	(538)	(101)
Change in Ultra Shares	—	—	—	(488)	123

(a)	The Fund changed its fiscal year end from December 31 to June 30.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2007        JPMORGAN MID CAP/MULTI-CAP FUNDS   67

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Diversified Mid Cap Value Fund		Growth Advantage Fund (a)(b)
	Year Ended 6/30/2007	Year Ended 6/30/2006	Year Ended 6/30/2007	Period Ended 6/30/2006	Year Ended 12/31/2005
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$30,190	$79,245	$3,407	$21,924	$9,235
Dividends reinvested	36,920	59,398	—	—	—
Cost of shares redeemed	(81,934)	(110,791)	(37,514)	(6,594)	(13,879)
Change in net assets from Class A capital transactions	$(14,824)	$27,852	$(34,107)	$15,330	$(4,644)
Class B
Proceeds from shares issued	$1,373	$5,496	$396	$210	$448
Dividends reinvested	9,628	15,789	—	—	—
Cost of shares redeemed	(16,655)	(19,081)	(396)	(403)	(2,174)
Change in net assets from Class B capital transactions	$(5,654)	$2,204	$—	$(193)	$(1,726)
Class C
Proceeds from shares issued	$1,573	$24,884	$260	$15 (d)	$—
Dividends reinvested	4,220	7,097	—	—	—
Cost of shares redeemed	(8,959)	(22,769)	(40)	—	—
Change in net assets from Class C capital transactions	$(3,166)	$9,212	$220	$15	$—
Select Class
Proceeds from shares issued	$74,337	$212,740	$24,360	$15 (e)	$—
Dividends reinvested	5,663	25,159	—	—	—
Cost of shares redeemed	(243,125)	(452,569)	(15,928)	—	—
Change in net assets from Select Class capital transactions	$(163,125)	$(214,670)	$8,432	$15	$—
Ultra
Proceeds from shares issued	$— (c)	$— (c)	$—	$—	$—
Cost of shares redeemed	(5,421)	(2,600)	—	—	—
Change in net assets from Ultra capital transactions	$(5,421)	$(2,600)	$—	$—	$—

(a)	The Fund changed its fiscal year end from December 31 to June 30.

(b)	Prior to August 17, 2005, the Fund was named Mid Cap Growth Fund.

(c)	Amount rounds to less than $1,000.

(d)	Commencement of offering of Class C Shares on May 1, 2006.

(e)	Commencement of offering of Select Class Shares on May 1, 2006.

SEE NOTES TO FINANCIAL STATEMENTS.

68   JPMORGAN MID CAP/MULTI-CAP FUNDS        JUNE 30, 2007

	Diversified Mid Cap Value Fund		Growth Advantage Fund (a)(b)
	Year Ended 6/30/2007	Year Ended 6/30/2006	Year Ended 6/30/2007	Period Ended 6/30/2006	Year Ended 12/31/2005
SHARE TRANSACTIONS:
Class A
Issued	1,904	4,316	465	3,121	1,479
Reinvested	2,472	3,854	—	—	—
Redeemed	(5,140)	(6,472)	(5,160)	(962)	(2,348)
Change in Class A Shares	(764)	1,698	(4,695)	2,159	(869)
Class B
Issued	92	312	56	33	80
Reinvested	682	1,072	—	—	—
Redeemed	(1,102)	(1,166)	(56)	(62)	(374)
Change in Class B Shares	(328)	218	—	(29)	(294)
Class C
Issued	108	1,338	35	2 (d)	—
Reinvested	299	482	—	—	—
Redeemed	(587)	(1,275)	(5)	—	—
Change in Class C Shares	(180)	545	30	2	—
Select Class
Issued	4,969	13,366	3,344	2 (e)	—
Reinvested	381	1,639	—	—	—
Redeemed	(15,427)	(27,301)	(2,007)	—	—
Change in Select Class Shares	(10,077)	(12,296)	1,337	2	—
Ultra
Issued	— (c)	— (c)	—	—	—
Redeemed	(322)	(164)	—	—	—
Change in Ultra Shares	(322)	(164)	—	—	—

(a)	The Fund changed its fiscal year end from December 31 to June 30.

(b)	Prior to August 17, 2005, the Fund was named Mid Cap Growth Fund.

(c)	Amount rounds to less than one thousand.

(d)	Commencement of offering of Class C Shares on May 1, 2006.

(e)	Commencement of offering of Select Class Shares on May 1, 2006.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2007        JPMORGAN MID CAP/MULTI-CAP FUNDS   69

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Mid Cap Equity Fund (a)			Mid Cap Value Fund (a)
	Year Ended 6/30/2007	Period Ended 6/30/2006	Year Ended 12/31/2005	Year Ended 6/30/2007	Period Ended 6/30/2006	Year Ended 12/31/2005
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$—	$—	$—	$1,034,419	$487,264	$1,806,575
Dividends reinvested	—	—	—	161,657	—	75,171
Cost of shares redeemed	—	—	—	(765,918)	(483,692)	(504,110)
Change in net assets from Class A capital transactions	$—	$—	$—	$430,158	$3,572	$1,377,636
Class B
Proceeds from shares issued	$—	$—	$—	$9,136	$4,697	$68,631
Dividends reinvested	—	—	—	9,616	—	4,936
Cost of shares redeemed	—	—	—	(37,761)	(21,720)	(25,007)
Change in net assets from Class B capital transactions	$—	$—	$—	$(19,009)	$(17,023)	$48,560
Class C
Proceeds from shares issued	$—	$—	$—	$42,240	$22,162	$344,689
Dividends reinvested	—	—	—	27,199	—	14,623
Cost of shares redeemed	—	—	—	(132,764)	(101,678)	(59,221)
Change in net assets from Class C capital transactions	$—	$—	$—	$(63,325)	$(79,516)	$300,091
Select Class
Proceeds from shares issued	$34,107	$58,534	$111,814	$181,275	$109,574	$868,591
Dividends reinvested	6,210	238	13,373	31,011	—	22,433
Cost of shares redeemed	(80,901)	(42,318)	(80,072)	(429,576)	(153,707)	(211,875)
Change in net assets from Select Class capital transactions	$(40,584)	$16,454	$45,115	$(217,290)	$(44,133)	$679,149
Institutional Class
Proceeds from shares issued	$—	$—	$—	$688,235	$236,657	$988,690
Dividends reinvested	—	—	—	100,503	—	49,428
Cost of shares redeemed	—	—	—	(495,118)	(266,197)	(416,709)
Change in net assets from Institutional Class capital transactions	$—	$—	$—	$293,620	$(29,540)	$621,409

(a)	The Fund changed its fiscal year end from December 31 to June 30.

SEE NOTES TO FINANCIAL STATEMENTS.

70   JPMORGAN MID CAP/MULTI-CAP FUNDS        JUNE 30, 2007

	Mid Cap Equity Fund (a)			Mid Cap Value Fund (a)
	Year Ended 6/30/2007	Period Ended 6/30/2006	Year Ended 12/31/2005	Year Ended 6/30/2007	Period Ended 6/30/2006	Year Ended 12/31/2005
SHARE TRANSACTIONS:
Class A
Issued	—	—	—	39,369	20,046	79,449
Reinvested	—	—	—	6,236	—	3,191
Redeemed	—	—	—	(29,046)	(19,885)	(21,858)
Change in Class A Shares	—	—	—	16,559	161	60,782
Class B
Issued	—	—	—	358	197	3,118
Reinvested	—	—	—	380	—	214
Redeemed	—	—	—	(1,467)	(909)	(1,112)
Change in Class B Shares	—	—	—	(729)	(712)	2,220
Class C
Issued	—	—	—	1,648	928	15,649
Reinvested	—	—	—	1,072	—	632
Redeemed	—	—	—	(5,195)	(4,243)	(2,624)
Change in Class C Shares	—	—	—	(2,475)	(3,315)	13,657
Select Class
Issued	959	1,697	3,314	6,808	4,490	38,506
Reinvested	178	7	399	1,186	—	944
Redeemed	(2,273)	(1,237)	(2,361)	(16,049)	(6,265)	(9,156)
Change in Select Class Shares	(1,136)	467	1,352	(8,055)	(1,775)	30,294
Institutional Class
Issued	—	—	—	25,631	9,612	42,976
Reinvested	—	—	—	3,814	—	2,069
Redeemed	—	—	—	(18,403)	(10,793)	(18,290)
Change in Institutional Class Shares	—	—	—	11,042	(1,181)	26,755

(a)	The Fund changed its fiscal year end from December 31 to June 30.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2007        JPMORGAN MID CAP/MULTI-CAP FUNDS   71

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Multi-Cap Market Neutral Fund		Value Advantage Fund (a)(b)
	Year Ended 6/30/2007	Year Ended 6/30/2006	Year Ended 6/30/2007	Period Ended 6/30/2006	Period Ended 12/31/2005
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$106,779	$95,185	$127,656	$35,749	$46,450
Dividends reinvested	2,524	4,054	1,939	—	490
Cost of shares redeemed	(100,921)	(106,033)	(27,429)	(7,672)	(2,464)
Redemption fees	—	1	—	—	—
Change in net assets from Class A capital transactions	$8,382	$(6,793)	$102,166	$28,077	$44,476
Class B
Proceeds from shares issued	$2,218	$4,114	$—	$—	$—
Dividends reinvested	251	606	—	—	—
Cost of shares redeemed	(6,264)	(8,878)	—	—	—
Redemption fees	—	— (c)	—	—	—
Change in net assets from Class B capital transactions	$(3,795)	$(4,158)	$—	$—	$—
Class C
Proceeds from shares issued	$41,272	$58,107	$152,709	$27,806	$56,580
Dividends reinvested	1,678	4,164	2,028	—	487
Cost of shares redeemed	(60,511)	(104,690)	(16,771)	(4,821)	(2,231)
Redemption fees	—	1	—	—	—
Change in net assets from Class C capital transactions	$(17,561)	$(42,418)	$137,966	$22,985	$54,836
Select Class
Proceeds from shares issued	$662,742	$623,651	$31,389	$2,886	$3,524
Dividends reinvested	2,685	13,573	236	—	45
Cost of shares redeemed	(312,088)	(184,779)	(4,807)	(998)	(584)
Redemption fees	—	3	—	—	—
Change in net assets from Select Class capital transactions	$353,339	$452,448	$26,818	$1,888	$2,985
Institutional Class
Proceeds from shares issued	$—	$—	$23,082	$757	$520
Dividends reinvested	—	—	179	—	1
Cost of shares redeemed	—	—	(1,060)	(15)	(538)
Change in net assets from Institutional Class capital transactions	$—	$—	$22,201	$742	$(17)

(a)	The Fund changed its fiscal year end from December 31 to June 30.

(b)	Commencement of operations was February 28, 2005.

(c)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

72   JPMORGAN MID CAP/MULTI-CAP FUNDS        JUNE 30, 2007

	Multi-Cap Market Neutral Fund		Value Advantage Fund (a)(b)
	Year Ended 6/30/2007	Year Ended 6/30/2006	Year Ended 6/30/2007	Period Ended 6/30/2006	Period Ended 12/31/2005
SHARE TRANSACTIONS:
Class A
Issued	9,631	8,786	6,704	2,139	2,969
Reinvested	230	382	102	—	31
Redeemed	(9,099)	(9,872)	(1,496)	(459)	(156)
Change in Class A Shares	762	(704)	5,310	1,680	2,844
Class B
Issued	203	386	—	—	—
Reinvested	23	58	—	—	—
Redeemed	(574)	(838)	—	—	—
Change in Class B Shares	(348)	(394)	—	—	—
Class C
Issued	3,779	5,454	8,078	1,663	3,635
Reinvested	155	399	107	—	31
Redeemed	(5,545)	(9,891)	(886)	(288)	(141)
Change in Class C Shares	(1,611)	(4,038)	7,299	1,375	3,525
Select Class
Issued	59,506	57,687	1,725	171	229
Reinvested	244	1,267	12	—	2
Redeemed	(27,997)	(17,086)	(246)	(60)	(36)
Change in Select Class Shares	31,753	41,868	1,491	111	195
Institutional Class
Issued	—	—	1,207	45	34
Reinvested	—	—	9		— (c)
Redeemed	—	—	(54)	(1)	(33)
Change in Institutional Class Shares	—	—	1,162	44	1

(a)	The Fund changed its fiscal year end from December 31 to June 30.

(b)	Commencement of operations was February 28, 2005.

(c)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2007        JPMORGAN MID CAP/MULTI-CAP FUNDS   73

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED

Class A

					Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gains	Total distributions
Capital Growth Fund
Year Ended June 30, 2007	$40.68	$(0.24	)(f)	$7.57	$7.33	$—	$(3.30)	$(3.30)
Period Ended June 30, 2006 (d)	39.13	(0.01	)(f)	1.56	1.55	—	—	—
Year Ended December 31, 2005	38.51	(0.23	)(f)	3.95	3.72	—	(3.10)	(3.10)
Year Ended December 31, 2004	37.47	(0.24	)(f)	6.49	6.25	—	(5.21)	(5.21)
Year Ended December 31, 2003	28.60	(0.34	)(f)	10.61	10.27	—	(1.40)	(1.40)
Year Ended December 31, 2002	40.10	(0.38	)(f)	(10.86)	(11.24)	—	(0.26)	(0.26)

Diversified Mid Cap Growth Fund
Year Ended June 30, 2007	24.85	(0.18	)(f)	4.41	4.23	—	(4.19)	(4.19)
Year Ended June 30, 2006	23.99	(0.10)		2.97	2.87	—	(2.01)	(2.01)
Year Ended June 30, 2005	21.84	(0.20)		2.35	2.15	—	—	—
Year Ended June 30, 2004	18.15	(0.14)		3.83	3.69	—	—	—
Year Ended June 30, 2003	18.24	(0.09)		—	(0.09)	—	—	—

Diversified Mid Cap Value Fund
Year Ended June 30, 2007	15.92	0.12	(f)	2.80	2.92	(0.14)	(2.85)	(2.99)
Year Ended June 30, 2006	19.15	0.12		1.49	1.61	(0.13)	(4.71)	(4.84)
Year Ended June 30, 2005	17.41	0.14		2.29	2.43	(0.14)	(0.55)	(0.69)
Year Ended June 30, 2004	13.54	0.06		3.87	3.93	(0.06)	—	(0.06)
Year Ended June 30, 2003	15.39	0.05		(1.14)	(1.09)	(0.05)	(0.71)	(0.76)

Growth Advantage Fund (e)
Year Ended June 30, 2007	6.63	(0.05	)(f)	1.60	1.55	—	—	—
Period Ended June 30, 2006 (d)	6.35	(0.01	)(f)	0.29	0.28	—	—	—
Year Ended December 31, 2005	5.74	(0.05	)(f)	0.66	0.61	—	—	—
Year Ended December 31, 2004	4.91	(0.03	)(f)	0.86	0.83	—	—	—
Year Ended December 31, 2003	3.57	(0.04	)(f)	1.38	1.34	—	—	—
Year Ended December 31, 2002	5.06	(0.05	)(f)	(1.44)	(1.49)	—	—	—

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	The Fund changed its fiscal year end from December 31 to June 30.

(e)	Prior to August 17, 2005, the Fund was named Mid Cap Growth Fund.

(f)	Calculated based upon average shares outstanding.

(g)	Includes interest expense for custody overdraft of 0.01%.

SEE NOTES TO FINANCIAL STATEMENTS.

74   JPMORGAN MID CAP/MULTI-CAP FUNDS        JUNE 30, 2007

		Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets end of period (000’s)	Net expenses		Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)

$ 44.71	19.01%	$526,157	1.14%		(0.59)%	1.14%	121%
40.68	3.96	470,613	1.14		(0.03)	1.17	63
39.13	9.77	458,716	1.17		(0.60)	1.17	119
38.51	16.90	441,000	1.35		(0.61)	1.37	122
37.47	36.10	412,000	1.35		(1.05)	1.46	68
28.60	(28.04)	330,000	1.35		(1.13)	1.38	93

24.89	18.65	480,084	1.24		(0.73)	1.36	119
24.85	12.20	451,565	1.24		(0.42)	1.41	112
23.99	9.84	436,185	1.24		(0.76)	1.37	119
21.84	20.33	544,217	1.22		(0.69)	1.33	48
18.15	(0.49)	409,354	1.24		(0.65)	1.41	71

15.85	19.66	212,613	1.22		0.73	1.33	47
15.92	9.45	225,776	1.24		0.70	1.36	52
19.15	14.17	238,939	1.22		0.78	1.33	67
17.41	29.06	231,511	1.19		0.40	1.31	24
13.54	(6.68)	175,561	1.24		0.39	1.35	99

8.18	23.38	49,782	1.36	(g)	(0.71)	1.66	159
6.63	4.41	71,538	1.35		(0.37)	1.90	81
6.35	10.63	54,737	1.35		(0.81)	1.75	140
5.74	16.90	54,000	1.35		(0.61)	1.79	118
4.91	37.53	58,000	1.35		(1.05)	1.77	69
3.57	(29.45)	53,000	1.35		(1.15)	1.62	39

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2007        JPMORGAN MID CAP/MULTI-CAP FUNDS   75

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

Class A (continued)

					Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gains	Total distributions	Redemption fees
Mid Cap Value Fund
Year Ended June 30, 2007	$24.73	$0.17		$4.21	$4.38	$(0.25)	$(1.15)	$(1.40)	$—
Period Ended June 30, 2006 (d)	23.28	0.14		1.31	1.45	—	—	—	—
Year Ended December 31, 2005	22.05	0.12	(f)	1.84	1.96	(0.12)	(0.61)	(0.73)	—
Year Ended December 31, 2004	18.62	0.07	(f)	3.71	3.78	(0.04)	(0.31)	(0.35)	—
Year Ended December 31, 2003	14.44	0.09	(f)	4.25	4.34	(0.05)	(0.11)	(0.16)	—
Year Ended December 31, 2002	14.10	0.07	(f)	0.31	0.38	(0.03)	(0.01)	(0.04)	—

Multi-Cap Market Neutral Fund
Year Ended June 30, 2007	10.98	0.37		0.20	0.57	(0.31)	—	(0.31)	—
Year Ended June 30, 2006	10.93	0.26		0.28	0.54	(0.17)	(0.32)	(0.49)	—	(g)
Year Ended June 30, 2005	10.61	0.04		0.40	0.44	—	(0.12)	(0.12)	—
Year Ended June 30, 2004	10.05	(0.05)		0.64	0.59	—	(0.03)	(0.03)	—
May 23, 2003 (e) through June 30, 2003	10.00	—	(g)	0.05	0.05	—	—	—	—

Value Advantage Fund
Year Ended June 30, 2007	17.17	0.26	(f)	3.42	3.68	(0.12)	(0.28)	(0.40)	—
Period Ended June 30, 2006 (d)	15.88	0.10	(f)	1.19	1.29	—	—	—	—
February 28, 2005 (e) through December 31, 2005	15.00	0.13	(f)	0.99	1.12	(0.06)	(0.18)	(0.24)	—

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	The Fund changed its fiscal year end from December 31 to June 30.

(e)	Commencement of offering of class of shares.

(f)	Calculated based upon average shares outstanding.

(g)	Amount rounds to less than $0.01.

SEE NOTES TO FINANCIAL STATEMENTS.

76   JPMORGAN MID CAP/MULTI-CAP FUNDS        JUNE 30, 2007

		Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets end of period (000’s)	Net expenses (including dividend expenses for securities sold short)	Net expenses (excluding dividend expenses for securities sold short)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits (including dividend expenses for securities sold short)	Expenses without waivers, reimbursements and earnings credits (excluding dividend expenses for securities sold short)	Portfolio turnover rate (b)
$ 27.71	18.21%	$3,822,632	1.25%	1.25%	0.71%	1.35%	1.35%	45%
24.73	6.23	3,001,515	1.25	1.25	1.15	1.39	1.39	20
23.28	8.87	2,822,767	1.25	1.25	0.54	1.39	1.39	45
22.05	20.32	1,333,000	1.25	1.25	0.34	1.60	1.60	41
18.62	30.07	275,000	1.25	1.25	0.51	1.65	1.65	32
14.44	2.68	26,000	1.25	1.25	0.50	1.70	1.70	51

11.24	5.27	204,059	2.69	1.50	3.32	3.10	1.91	96
10.98	5.14	190,855	2.60	1.50	2.38	3.02	1.92	121
10.93	4.23	197,816	2.39	1.50	0.58	2.75	1.86	198
10.61	5.83	114,731	2.38	1.50	(0.88)	2.73	1.85	257
10.05	0.50	25,478	2.48	1.50	(0.42)	3.05	2.07	—

20.45	21.58	201,151	1.25	1.25	1.36	1.41	1.41	77
17.17	8.12	77,691	1.25	1.25	1.16	1.67	1.67	55
15.88	7.46	45,163	1.25	1.25	1.02	1.82	1.82	90

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2007        JPMORGAN MID CAP/MULTI-CAP FUNDS   77

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

Class B

						Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gains	Total distributions
Capital Growth Fund
Year Ended June 30, 2007	$37.22	$(0.41	)(f)	$6.87	$6.46	$—	$(3.30)	$(3.30)
Period Ended June 30, 2006 (d)	35.89	(0.09	)(f)	1.42	1.33	—	—	—
Year Ended December 31, 2005	35.73	(0.40	)(f)	3.66	3.26	—	(3.10)	(3.10)
Year Ended December 31, 2004	35.27	(0.40	)(f)	6.07	5.67	—	(5.21)	(5.21)
Year Ended December 31, 2003	27.13	(0.48	)(f)	10.02	9.54	—	(1.40)	(1.40)
Year Ended December 31, 2002	38.24	(0.65	)(f)	(10.20)	(10.85)	—	(0.26)	(0.26)

Diversified Mid Cap Growth Fund
Year Ended June 30, 2007	21.59	(0.28	)(f)	3.76	3.48	—	(4.19)	(4.19)
Year Ended June 30, 2006	21.21	(0.70)		3.09	2.39	—	(2.01)	(2.01)
Year Ended June 30, 2005	19.44	(0.67)		2.44	1.77	—	—	—
Year Ended June 30, 2004	16.29	(0.28)		3.43	3.15	—	—	—
Year Ended June 30, 2003	16.48	(0.22)		0.03	(0.19)	—	—	—

Diversified Mid Cap Value Fund
Year Ended June 30, 2007	15.24	0.02	(f)	2.66	2.68	(0.06)	(2.85)	(2.91)
Year Ended June 30, 2006	18.54	0.03		1.43	1.46	(0.05)	(4.71)	(4.76)
Year Ended June 30, 2005	16.92	(0.01)		2.24	2.23	(0.06)	(0.55)	(0.61)
Year Ended June 30, 2004	13.21	(0.06)		3.77	3.71	—	—	—
Year Ended June 30, 2003	15.09	(0.05)		(1.12)	(1.17)	—	(0.71)	(0.71)

Growth Advantage Fund (e)
Year Ended June 30, 2007	6.33	(0.10	)(f)	1.53	1.43	—	—	—
Period Ended June 30, 2006 (d)	6.08	(0.03	)(f)	0.28	0.25	—	—	—
Year Ended December 31, 2005	5.54	(0.09)		0.63	0.54	—	—	—
Year Ended December 31, 2004	4.77	(0.07	)(f)	0.84	0.77	—	—	—
Year Ended December 31, 2003	3.49	(0.07	)(f)	1.35	1.28	—	—	—
Year Ended December 31, 2002	4.99	(0.08	)(f)	(1.42)	(1.50)	—	—	—

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	The Fund changed its fiscal year end from December 31 to June 30.

(e)	Prior to August 17, 2005, the Fund was named Mid Cap Growth Fund.

(f)	Calculated based upon average shares outstanding.

(g)	Includes interest expense for custody overdraft of 0.01%.

SEE NOTES TO FINANCIAL STATEMENTS.

78   JPMORGAN MID CAP/MULTI-CAP FUNDS        JUNE 30, 2007

		Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets end of period (000’s)	Net expenses		Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)
$40.38	18.41%	$20,189	1.64%		(1.09)%	1.64%	121%
37.22	3.71	28,031	1.64		(0.50)	1.66	63
35.89	9.23	34,126	1.67		(1.11)	1.67	119
35.73	16.31	51,000	1.85		(1.10)	1.88	122
35.27	35.37	61,000	1.85		(1.55)	1.96	68
27.13	(28.39)	59,000	1.85		(1.64)	1.89	93

20.88	17.93	123,779	1.86		(1.35)	1.86	119
21.59	11.51	155,268	1.89		(1.07)	1.91	112
21.21	9.10	195,917	1.96		(1.48)	1.98	119
19.44	19.34	238,738	1.97		(1.44)	1.98	48
16.29	(1.15)	226,174	1.99		(1.40)	2.06	71

15.01	18.89	53,843	1.83		0.13	1.83	47
15.24	8.89	59,652	1.84		0.09	1.86	52
18.54	13.40	68,550	1.90		(0.03)	1.93	67
16.92	28.08	69,874	1.94		(0.35)	1.96	24
13.21	(7.45)	57,501	1.99		(0.36)	2.00	99

7.76	22.59	1,501	2.06	(g)	(1.43)	2.17	159
6.33	4.11	1,230	2.05		(1.02)	2.40	81
6.08	9.75	1,359	2.05		(1.51)	2.24	140
5.54	16.14	3,000	2.05		(1.31)	2.29	118
4.77	36.68	3,000	2.05		(1.75)	2.33	69
3.49	(30.06)	3,000	2.05		(1.85)	2.32	39

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2007        JPMORGAN MID CAP/MULTI-CAP FUNDS   79

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

Class B (continued)

					Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gains	Total distributions	Redemption fees
Mid Cap Value Fund
Year Ended June 30, 2007	$24.21	$0.05		$4.12	$4.17	$(0.12)	$(1.15)	$(1.27)	$—
Period Ended June 30, 2006 (d)	22.86	0.08		1.27	1.35	—	—	—	—
Year Ended December 31, 2005	21.66	—	(f)(g)	1.81	1.81	—	(0.61)	(0.61)	—
Year Ended December 31, 2004	18.37	(0.06	)(f)	3.66	3.60	—	(0.31)	(0.31)	—
Year Ended December 31, 2003	14.32	(0.03	)(f)	4.19	4.16	—	(0.11)	(0.11)	—
Year Ended December 31, 2002	14.06	(0.04	)(f)	0.31	0.27	—	(0.01)	(0.01)	—

Multi-Cap Market Neutral Fund
Year Ended June 30, 2007	10.80	0.29		0.20	0.49	(0.22)	—	(0.22)	—
Year Ended June 30, 2006	10.76	0.17		0.28	0.45	(0.09)	(0.32)	(0.41)	—	(g)
Year Ended June 30, 2005	10.53	(0.02)		0.37	0.35	—	(0.12)	(0.12)	—
Year Ended June 30, 2004	10.04	(0.12)		0.64	0.52	—	(0.03)	(0.03)	—
May 23, 2003 (e) to June 30, 2003	10.00	(0.01)		0.05	0.04	—	—	—	—

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	The Fund changed its fiscal year end from December 31 to June 30.

(e)	Commencement of offering of class of shares.

(f)	Calculated based upon average shares outstanding.

(g)	Amount rounds to less than $0.01.

SEE NOTES TO FINANCIAL STATEMENTS.

80   JPMORGAN MID CAP/MULTI-CAP FUNDS        JUNE 30, 2007

		Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets end of period (000’s)	Net expenses (including dividend expenses for securities sold short)	Net expenses (excluding dividend expenses for securities sold short)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits (including dividend expenses for securities sold short)	Expenses without waivers, reimbursements and earnings credits (excluding dividend expenses for securities sold short)	Portfolio turnover rate (b)
$ 27.11	17.65%	$237,745	1.75%	1.75%	0.20%	1.85%	1.85%	45%
24.21	5.91	229,998	1.75	1.75	0.64	1.89	1.89	20
22.86	8.36	233,396	1.77	1.77	(0.01)	1.89	1.89	45
21.66	19.60	173,000	1.90	1.90	(0.32)	2.10	2.10	41
18.37	29.06	68,000	1.95	1.95	(0.21)	2.19	2.19	32
14.32	1.94	14,000	2.00	2.00	(0.27)	2.49	2.49	51

11.07	4.56	24,974	3.44	2.25	2.60	3.60	2.41	96
10.80	4.33	28,129	3.35	2.25	1.63	3.52	2.42	121
10.76	3.40	32,280	3.17	2.28	(0.28)	3.36	2.47	198
10.53	5.14	29,222	3.13	2.25	(1.65)	3.43	2.55	257
10.04	0.40	12,389	3.23	2.25	(1.15)	3.68	2.70	—

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2007        JPMORGAN MID CAP/MULTI-CAP FUNDS   81

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

Class C

						Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gains	Total distributions
Capital Growth Fund
Year Ended June 30, 2007	$36.63	$(0.40	)(f)	$6.75	$6.35	$—	$(3.30)	$(3.30)
Period Ended June 30, 2006 (d)	35.32	(0.10	)(f)	1.41	1.31	—	—	—
Year Ended December 31, 2005	35.20	(0.38	)(f)	3.60	3.22	—	(3.10)	(3.10)
Year Ended December 31, 2004	34.81	(0.40	)(f)	6.00	5.60	—	(5.21)	(5.21)
Year Ended December 31, 2003	26.83	(0.47	)(f)	9.85	9.38	—	(1.40)	(1.40)
Year Ended December 31, 2002	37.82	(0.53	)(f)	(10.20)	(10.73)	—	(0.26)	(0.26)

Diversified Mid Cap Growth Fund
Year Ended June 30, 2007	23.57	(0.31	)(f)	4.14	3.83	—	(4.19)	(4.19)
Year Ended June 30, 2006	22.98	(0.43)		3.03	2.60	—	(2.01)	(2.01)
Year Ended June 30, 2005	21.07	(0.77)		2.68	1.91	—	—	—
Year Ended June 30, 2004	17.65	(0.31)		3.73	3.42	—	—	—
Year Ended June 30, 2003	17.86	(0.22)		0.01	(0.21)	—	—	—

Diversified Mid Cap Value Fund
Year Ended June 30, 2007	15.24	0.02	(f)	2.66	2.68	(0.06)	(2.85)	(2.91)
Year Ended June 30, 2006	18.54	0.06		1.40	1.46	(0.05)	(4.71)	(4.76)
Year Ended June 30, 2005	16.92	0.04		2.20	2.24	(0.07)	(0.55)	(0.62)
Year Ended June 30, 2004	13.21	(0.06)		3.77	3.71	—	—	—
Year Ended June 30, 2003	15.09	(0.03)		(1.14)	(1.17)	—	(0.71)	(0.71)

Growth Advantage Fund
Year Ended June 30, 2007	6.34	(0.11	)(f)	1.53	1.42	—	—	—
May 1, 2006 (e) through June 30, 2006 (d)	6.80	(0.04	)(f)	(0.42)	(0.46)	—	—	—

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	The Fund changed its fiscal year end from December 31 to June 30.

(e)	Commencement of offering of class of shares.

(f)	Calculated based upon average shares outstanding.

(g)	Includes interest expense for custody overdraft of 0.02%.

SEE NOTES TO FINANCIAL STATEMENTS.

82   JPMORGAN MID CAP/MULTI-CAP FUNDS        JUNE 30, 2007

		Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets end of period (000’s)	Net expenses		Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)
$ 39.68	18.41%	$25,672	1.64%		(1.09)%	1.64%	121%
36.63	3.71	20,817	1.64		(0.56)	1.67	63
35.32	9.26	17,120	1.65		(1.07)	1.66	119
35.20	16.32	7,000	1.85		(1.09)	1.87	122
34.81	35.17	4,000	1.85		(1.55)	1.96	68
26.83	(28.39)	3,000	1.85		(1.63)	1.88	93

23.21	17.90	38,805	1.86		(1.35)	1.86	119
23.57	11.53	42,448	1.89		(1.07)	1.91	112
22.98	9.06	46,607	1.96		(1.48)	1.98	119
21.07	19.38	67,274	1.97		(1.44)	1.98	48
17.65	(1.18)	58,321	1.99		(1.40)	2.06	71

15.01	18.89	29,590	1.83		0.13	1.83	47
15.24	8.89	32,775	1.84		0.11	1.86	52
18.54	13.43	29,777	1.90		0.11	1.93	67
16.92	28.08	23,155	1.94		(0.35)	1.96	24
13.21	(7.38)	17,722	1.99		(0.35)	2.00	99

7.76	22.40	251	2.07	(g)	(1.49)	2.18	159
6.34	(6.76)	14	2.05		(1.32)	2.37	81

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2007        JPMORGAN MID CAP/MULTI-CAP FUNDS   83

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

Class C (continued)

					Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gains	Total distributions	Redemption fees
Mid Cap Value Fund
Year Ended June 30, 2007	$24.26	$0.05		$4.13	$4.18	$(0.12)	$(1.15)	$(1.27)	$—
Period Ended June 30, 2006 (d)	22.90	0.08		1.28	1.36	—	—	—	—
Year Ended December 31, 2005	21.70	—	(f)(g)	1.81	1.81	— (g)	(0.61)	(0.61)	—
Year Ended December 31, 2004	18.41	(0.06	)(f)	3.66	3.60	—	(0.31)	(0.31)	—
Year Ended December 31, 2003	14.35	(0.03	)(f)	4.20	4.17	— (g)	(0.11)	(0.11)	—
Year Ended December 31, 2002	14.09	(0.04	)(f)	0.31	0.27	—	(0.01)	(0.01)	—

Multi-Cap Market Neutral Fund
Year Ended June 30, 2007	10.80	0.29		0.20	0.49	(0.22)	—	(0.22)	—
Year Ended June 30, 2006	10.77	0.17		0.27	0.44	(0.09)	(0.32)	(0.41)	—	(g)
Year Ended June 30, 2005	10.53	(0.01)		0.37	0.36	—	(0.12)	(0.12)	—
Year Ended June 30, 2004	10.04	(0.10)		0.62	0.52	—	(0.03)	(0.03)	—
May 23, 2003 (e) through June 30, 2003	10.00	(0.01)		0.05	0.04	—	—	—	—

Value Advantage Fund
Year Ended June 30, 2007	17.10	0.17	(f)	3.38	3.55	(0.06)	(0.28)	(0.34)	—
Period Ended June 30, 2006 (d)	15.85	0.05	(f)	1.20	1.25	—	—	—	—
February 28, 2005 (e) through December 31, 2005	15.00	0.06	(f)	1.00	1.06	(0.03)	(0.18)	(0.21)	—

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	The Fund changed its fiscal year end from December 31 to June 30.

(e)	Commencement of offering of class of shares.

(f)	Calculated based upon average shares outstanding.

(g)	Amount rounds to less than $0.01.

SEE NOTES TO FINANCIAL STATEMENTS.

84   JPMORGAN MID CAP/MULTI-CAP FUNDS        JUNE 30, 2007

		Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets end of period (000’s)	Net expenses (including dividend expenses for securities sold short)	Net expenses (excluding dividend expenses for securities sold short)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits (including dividend expenses for securities sold short)	Expenses without waivers, reimbursements and earnings credits (excluding dividend expenses for securities sold short)	Portfolio turnover rate (b)
$ 27.17	17.64%	$818,261	1.75%	1.75%	0.20%	1.85%	1.85%	45%
24.26	5.94	790,689	1.75	1.75	0.64	1.89	1.89	20
22.90	8.34	822,366	1.76	1.76	0.01	1.89	1.89	45
21.70	19.56	483,000	1.90	1.90	(0.31)	2.10	2.10	41
18.41	29.09	103,000	1.95	1.95	(0.19)	2.19	2.19	32
14.35	1.94	9,000	2.00	2.00	(0.28)	2.51	2.51	51

11.07	4.56	187,546	3.44	2.25	2.60	3.60	2.41	96
10.80	4.25	200,403	3.35	2.25	1.61	3.52	2.42	121
10.77	3.50	243,243	3.15	2.26	(0.24)	3.35	2.46	198
10.53	5.14	186,136	3.13	2.25	(1.64)	3.40	2.55	257
10.04	0.40	54,094	3.23	2.25	(1.16)	3.68	2.70	—

20.31	20.93	247,794	1.75	1.75	0.87	1.91	1.91	77
17.10	7.89	83,777	1.75	1.75	0.64	2.17	2.17	55
15.85	7.03	55,875	1.75	1.75	0.47	2.39	2.39	90

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2007        JPMORGAN MID CAP/MULTI-CAP FUNDS   85

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

Select Class

						Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gains	Total distributions
Capital Growth Fund
Year Ended June 30, 2007	$43.05	$(0.15	)(f)	$8.05	$7.90	$(0.01)	$(3.30)	$(3.31)
Period Ended June 30, 2006 (d)	41.36	0.04	(f)	1.65	1.69	—	—	—
Year Ended December 31, 2005	40.42	(0.13	)(f)	4.17	4.04	—	(3.10)	(3.10)
Year Ended December 31, 2004	38.95	(0.09	)(f)	6.77	6.68	—	(5.21)	(5.21)
Year Ended December 31, 2003	29.57	(0.21	)(f)	10.99	10.78	—	(1.40)	(1.40)
Year Ended December 31, 2002	41.26	(0.24	)(f)	(11.19)	(11.43)	—	(0.26)	(0.26)

Diversified Mid Cap Growth Fund
Year Ended June 30, 2007	25.81	(0.12	)(f)	4.60	4.48	—	(4.19)	(4.19)
Year Ended June 30, 2006	24.78	0.10		2.94	3.04	—	(2.01)	(2.01)
Year Ended June 30, 2005	22.50	(0.01)		2.29	2.28	—	—	—
Year Ended June 30, 2004	18.66	(0.10)		3.94	3.84	—	—	—
Year Ended June 30, 2003	18.70	(0.06)		0.02	(0.04)	—	—	—

Diversified Mid Cap Value Fund
Year Ended June 30, 2007	15.85	0.16	(f)	2.78	2.94	(0.17)	(2.85)	(3.02)
Year Ended June 30, 2006	19.07	0.17		1.49	1.66	(0.17)	(4.71)	(4.88)
Year Ended June 30, 2005	17.34	0.21		2.25	2.46	(0.18)	(0.55)	(0.73)
Year Ended June 30, 2004	13.48	0.10		3.86	3.96	(0.10)	—	(0.10)
Year Ended June 30, 2003	15.33	0.08		(1.14)	(1.06)	(0.08)	(0.71)	(0.79)

Growth Advantage Fund
Year Ended June 30, 2007	6.64	(0.04	)(f)	1.60	1.56	—	—	—
May 1, 2006 (e) through June 30, 2006 (d)	7.11	(0.01	)(f)	(0.46)	(0.47)	—	—	—

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	The Fund changed its fiscal year end from December 31 to June 30.

(e)	Commencement of offering of class of shares.

(f)	Calculated based upon average shares outstanding.

(g)	Includes interest expense for custody overdraft of 0.01%.

SEE NOTES TO FINANCIAL STATEMENTS.

86   JPMORGAN MID CAP/MULTI-CAP FUNDS        JUNE 30, 2007

		Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (b)(c)	Net assets end of period (000’s)	Net expenses		Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)
$ 47.64	19.30%	$396,574	0.89%		(0.34)%	0.89%	121%
43.05	4.09	321,568	0.89		0.19	0.92	63
41.36	10.10	275,518	0.90		(0.33)	0.90	119
40.42	17.37	43,000	0.93		(0.21)	1.30	122
38.95	36.64	4,000	0.93		(0.63)	1.54	68
29.57	(27.71)	2,000	0.93		(0.71)	1.26	93

26.10	18.95	740,208	0.99		(0.48)	1.11	119
25.81	12.51	769,574	0.99		(0.19)	1.16	112
24.78	10.13	1,040,265	0.99		(0.50)	1.05	119
22.50	20.58	1,764,404	0.97		(0.44)	0.98	48
18.66	(0.21)	1,493,114	0.99		(0.40)	1.06	71

15.77	19.97	440,662	0.97		0.98	1.08	47
15.85	9.79	602,775	0.99		0.92	1.11	52
19.07	14.46	959,801	0.96		0.87	1.01	67
17.34	29.43	1,541,179	0.94		0.65	0.96	24
13.48	(6.48)	1,269,438	0.99		0.65	1.00	99

8.20	23.49	10,985	1.11	(g)	(0.50)	1.45	159
6.64	(6.61)	14	1.10		(0.37)	1.61	81

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2007        JPMORGAN MID CAP/MULTI-CAP FUNDS   87

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

Select Class (continued)

					Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gains	Total distributions	Redemption fees
Mid Cap Equity Fund
Year Ended June 30, 2007	$34.51	$0.12		$6.13	$6.25	$(0.10)	$(2.73)	$(2.83)	$—
Period Ended June 30, 2006 (d)	32.87	0.14	(f)	1.64	1.78	(0.14)	—	(0.14)	—
Year Ended December 31, 2005	33.30	0.10	(f)	3.09	3.19	(0.09)	(3.53)	(3.62)	—
Year Ended December 31, 2004	31.18	0.14		5.85	5.99	(0.14)	(3.73)	(3.87)	—
Year Ended December 31, 2003	24.39	0.13		7.71	7.84	(0.13)	(0.92)	(1.05)	—
Year Ended December 31, 2002	29.51	0.13		(4.07)	(3.94)	(0.13)	(1.05)	(1.18)	—

Mid Cap Value Fund
Year Ended June 30, 2007	24.93	0.27		4.22	4.49	(0.31)	(1.15)	(1.46)	—
Period Ended June 30, 2006 (d)	23.44	0.17		1.32	1.49	—	—	—	—
Year Ended December 31, 2005	22.18	0.18	(f)	1.85	2.03	(0.16)	(0.61)	(0.77)	—
Year Ended December 31, 2004	18.70	0.12	(f)	3.74	3.86	(0.07)	(0.31)	(0.38)	—
Year Ended December 31, 2003	14.48	0.12	(f)	4.27	4.39	(0.06)	(0.11)	(0.17)	—
Year Ended December 31, 2002	14.14	0.14	(f)	0.27	0.41	(0.06)	(0.01)	(0.07)	—

Multi-Cap Market Neutral Fund
Year Ended June 30, 2007	11.04	0.36		0.25	0.61	(0.34)	—	(0.34)	—
Year Ended June 30, 2006	10.99	0.24		0.32	0.56	(0.19)	(0.32)	(0.51)	—	(g)
Year Ended June 30, 2005	10.64	0.07		0.40	0.47	—	(0.12)	(0.12)	—
Year Ended June 30, 2004	10.05	(0.04)		0.66	0.62	—	(0.03)	(0.03)	—
May 23, 2003 (e) through June 30, 2003	10.00	—	(g)	0.05	0.05	—	—	—	—

Value Advantage Fund
Year Ended June 30, 2007	17.22	0.31	(f)	3.43	3.74	(0.16)	(0.28)	(0.44)	—
Period Ended June 30, 2006 (d)	15.91	0.12	(f)	1.19	1.31	—	—	—	—
February 28, 2005 (e) through December 31, 2005	15.00	0.15	(f)	1.01	1.16	(0.07)	(0.18)	(0.25)	—

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	The Fund changed its fiscal year end from December 31 to June 30.

(e)	Commencement of offering of class of shares.

(f)	Calculated based upon average shares outstanding.

(g)	Amount rounds to less than $0.01.

SEE NOTES TO FINANCIAL STATEMENTS.

88   JPMORGAN MID CAP/MULTI-CAP FUNDS        JUNE 30, 2007

		Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (b)(c)	Net assets end of period (000’s)	Net expenses (including dividend expenses for securities sold short)	Net expenses (excluding dividend expenses for securities sold short)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits (including dividend expenses for securities sold short)	Expenses without waivers, reimbursements and earnings credits (excluding dividend expenses for securities sold short)	Portfolio turnover rate (b)
$ 37.93	18.97%	$284,546	0.90%	0.90%	0.35%	1.09%	1.09%	82%
34.51	5.42	298,104	0.90	0.90	0.85	1.08	1.08	41
32.87	9.61	268,582	0.90	0.90	0.29	1.08	1.08	99
33.30	19.36	227,000	0.90	0.90	0.32	1.14	1.14	102
31.18	32.29	194,000	0.90	0.90	0.48	1.14	1.14	62
24.39	(13.39)	139,000	0.77	0.77	0.51	1.14	1.14	84

27.96	18.49	1,183,839	1.00	1.00	0.95	1.10	1.10	45
24.93	6.36	1,255,960	1.00	1.00	1.40	1.14	1.14	20
23.44	9.16	1,222,881	1.00	1.00	0.80	1.13	1.13	45
22.18	20.67	485,000	1.00	1.00	0.60	1.20	1.20	41
18.70	30.34	76,000	1.00	1.00	0.74	1.24	1.24	32
14.48	2.90	14,000	1.00	1.00	0.96	1.71	1.71	51

11.31	5.59	1,852,145	2.44	1.25	3.55	2.85	1.66	96
11.04	5.36	1,457,434	2.35	1.25	2.71	2.77	1.67	121
10.99	4.50	991,169	2.14	1.25	0.78	2.44	1.55	198
10.64	6.13	629,820	2.13	1.25	(0.63)	2.42	1.54	257
10.05	0.50	196,513	2.23	1.25	(0.16)	2.71	1.73	—

20.52	21.89	36,884	1.00	1.00	1.62	1.16	1.16	77
17.22	8.23	5,275	1.00	1.00	1.42	1.42	1.42	55
15.91	7.71	3,107	1.00	1.00	1.14	1.87	1.87	90

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2007        JPMORGAN MID CAP/MULTI-CAP FUNDS   89

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

Institutional Class

						Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gains	Total distributions
Mid Cap Value Fund
Year Ended June 30, 2007	$25.10	$0.30		$4.29	$4.59	$(0.37)	$(1.15)	$(1.52)
Period Ended June 30, 2006 (d)	23.58	0.20		1.32	1.52	—	—	—
Year Ended December 31, 2005	22.30	0.24	(f)	1.86	2.10	(0.21)	(0.61)	(0.82)
Year Ended December 31, 2004	18.77	0.17	(f)	3.77	3.94	(0.10)	(0.31)	(0.41)
Year Ended December 31, 2003	14.52	0.17	(f)	4.27	4.44	(0.08)	(0.11)	(0.19)
Year Ended December 31, 2002	14.14	0.15	(f)	0.30	0.45	(0.06)	(0.01)	(0.07)

Value Advantage Fund
Year Ended June 30, 2007	17.16	0.39	(f)	3.38	3.77	(0.18)	(0.28)	(0.46)
Period Ended June 30, 2006 (d)	15.83	0.25	(f)	1.08	1.33	—	—	—
February 28, 2005 (e) through December 31, 2005	15.00	0.11		0.99	1.10	(0.09)	(0.18)	(0.27)

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	The Fund changed its fiscal year end from December 31 to June 30.

(e)	Commencement of offering of class of shares.

(f)	Calculated based upon average shares outstanding.

SEE NOTES TO FINANCIAL STATEMENTS.

90   JPMORGAN MID CAP/MULTI-CAP FUNDS        JUNE 30, 2007

		Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (b)(c)	Net assets end of period (000’s)	Net expenses	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)
$ 28.17	18.82%	$2,566,230	0.75%	1.21%	0.95%	45%
25.10	6.45	2,009,351	0.75	1.65	0.99	20
23.58	9.42	1,915,393	0.75	1.02	0.98	45
22.30	20.99	1,215,000	0.75	0.83	1.05	41
18.77	30.62	334,000	0.75	1.00	1.07	32
14.52	3.23	59,000	0.75	1.01	1.22	51

20.47	22.16	24,710	0.75	1.97	1.00	77
17.16	8.40	773	0.75	3.03	1.25	55
15.83	7.32	20	0.75	0.87	3.01	90

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2007        JPMORGAN MID CAP/MULTI-CAP FUNDS   91

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

Ultra Class

						Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gains	Total distributions
Diversified Mid Cap Growth Fund
Year Ended June 30, 2007	$25.85	$(0.09	)(e)	$4.62	$4.53	$—	$(4.19)	$(4.19)
Year Ended June 30, 2006	24.79	(0.07)		3.14	3.07	—	(2.01)	(2.01)
February 22, 2005 (d) through June 30, 2005	23.72	(0.04)		1.11	1.07	—	—	—

Diversified Mid Cap Value Fund
Year Ended June 30, 2007	15.85	0.17	(e)	2.80	2.97	(0.20)	(2.85)	(3.05)
Year Ended June 30, 2006	19.08	0.18		1.49	1.67	(0.19)	(4.71)	(4.90)
February 22, 2005 (d) through June 30, 2005	18.06	0.11		1.02	1.13	(0.11)	—	(0.11)

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	Commencement of offering of class of shares.

(e)	Calculated based upon average shares outstanding.

SEE NOTES TO FINANCIAL STATEMENTS.

92   JPMORGAN MID CAP/MULTI-CAP FUNDS        JUNE 30, 2007

		Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (b)(c)	Net assets end of period (000’s)	Net expenses	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)
$ 26.19	19.13%	$2,749	0.86%	(0.34)%	0.86%	119%
25.85	12.63	15,333	0.88	(0.06)	0.91	112
24.79	4.51	11,641	0.88	(0.44)	0.90	119

15.77	20.13	2,672	0.83	1.05	0.83	47
15.85	9.89	7,787	0.84	1.09	0.86	52
19.08	6.25	12,499	0.81	1.67	0.87	67

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2007        JPMORGAN MID CAP/MULTI-CAP FUNDS   93

NOTES TO FINANCIAL STATEMENTS
AS OF JUNE 30, 2007

1. Organization

JPMorgan Trust I (“JPM I”) and JPMorgan Trust II (“JPM II”) were formed on November 12, 2004, as Delaware statutory trusts, pursuant to Declarations of Trusts dated November 5, 2004 and are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as open-end management investment companies.

J.P. Morgan Mutual Fund Investment Trust (“JPMMFIT”), an open-end management investment company, was organized as a Massachusetts business trust on September 23, 1997.

J.P. Morgan Fleming Mutual Fund Group, Inc. (“JPMFMFG”), an open-end management investment company, was organized as a Maryland corporation on August 19, 1997.

The funds covered by this report are series of JPM I, JPM II, JPMMFIT and JPMFMFG (collectively, the “Trusts”) as noted below.

The following are 8 separate funds of the Trusts (collectively, the “Funds”) covered by this report:

	Classes Offered	Trust
Capital Growth Fund	Class A, Class B, Class C and Select Class	JPMI
Diversified Mid Cap Growth Fund	Class A, Class B, Class C, Select Class and Ultra	JPM II
Diversified Mid Cap Value Fund	Class A, Class B, Class C, Select Class and Ultra	JPM II
Growth Advantage Fund	Class A, Class B, Class C and Select Class	JPMMFIT
Mid Cap Equity Fund	Select Class	JPM I
Mid Cap Value Fund	Class A, Class B, Class C, Select Class and Institutional Class	JPMFMFG
Multi-Cap Market Neutral Fund	Class A, Class B, Class C and Select Class	JPM II
Value Advantage Fund	Class A, Class C, Select Class and Institutional Class	JPM I

All share classes of the Diversified Mid Cap Value Fund and Mid Cap Value Fund are publicly offered only on a limited basis. Investors are not eligible to purchase shares of these funds unless they meet certain requirements as described in their prospectus.

Class A Shares generally provide for a front-end sales charge while Class B and Class C Shares provide for a contingent deferred sales charge. Class B Shares automatically convert to Class A Shares after eight years. No sales charges are assessed with respect to the Select Class, Institutional Class and Ultra Shares. All classes of shares have equal rights as to earnings, assets and voting privileges except that each class may bear different distribution and shareholder servicing fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements. Certain Class A Shares, for which front-end sales charges have been waived, may be subject to contingent deferred sales charges as described in the Funds’ prospectus.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Trusts in preparation of their financial statements. The policies are in accordance with accounting principles generally accepted in the United States of America. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

A. Valuation of Investments — Equity securities listed on a North American, Central American, South American or Caribbean securities exchange shall generally be valued at the last sale price on the exchange on which the security is principally traded that is reported before the time when the net assets of the Funds are valued. The value of securities listed on the NASDAQ Stock Market, Inc. shall generally be the NASDAQ Official Closing Price. Fixed income securities (other than short-term investments maturing in less than 61 days) are valued each day based on readily available market quotations received from third party broker-dealers of comparable securities or independent or affiliated pricing services approved by the Board of Trustees. Such pricing services and broker-dealers will generally provide bid-side quotations. Generally, short-term investments (other than certain high yield securities) maturities in less than 61 days are valued at amortized cost, which approximates market value. Futures, options and other derivatives are valued on the basis of available market quotations. Investments in other open-end investment companies are valued at such investment company’s current day closing net asset value per share.

Securities or other assets for which market quotations are not readily available or for which market quotations do not represent the value at the time of pricing (including certain illiquid securities) are fair valued in accordance with procedures established by and under the supervision and responsibility of the Board of Trustees. It is possible that the estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and such differences could have been material. Trading in securities on most foreign exchanges and over-the-counter markets is normally completed before the close of the domestic market and may also take place on days when the domestic market is closed. In accordance with procedures adopted by the Board of Trustees, the Funds apply fair value pricing on equity securities on a daily basis except for North American, Central American, South American and Caribbean equity securities held in their portfolios by utilizing the quotations of an independent pricing service, unless a Fund’s advisor determines that use of another valuation methodology is appropriate. The pricing service uses statistical analyses and quantitative models to adjust local market prices using factors such as subsequent

94   JPMORGAN MID CAP/MULTI-CAP FUNDS        JUNE 30, 2007

movement and changes in the prices of indices, securities and exchange rates in other markets, in determining fair value as of the time a Fund calculates its net asset value.

B. Restricted and Illiquid Securities — The Funds may invest in securities that are subject to legal or contractual restrictions on resale or are illiquid. Restricted securities generally may be resold in transactions exempt from registration. An illiquid security is a security which cannot be disposed of promptly (within seven days) and in the usual course of business at approximately its fair value and includes repurchase agreements maturing in excess of seven days, time deposits with a withdrawal penalty, non-negotiable instruments and instruments for which no market exists. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at the current valuation may be difficult.

C. Repurchase Agreements — The Funds may enter into repurchase agreement transactions with institutions that meet the advisor’s credit guidelines. Each repurchase agreement is valued at amortized cost. The Funds require that the collateral received in a repurchase agreement transaction be transferred to a custodian in a manner sufficient to enable the Funds to obtain collateral in the event of a counterparty default. If the counterparty defaults and the fair value of the collateral declines, realization of the collateral by the Funds may be delayed or limited.

D. Futures Contracts — The Funds may enter into futures contracts for the delayed delivery of securities at a fixed price at some future date or for the change in the value of a specified financial index over a predetermined time period. Upon entering into a futures contract, the Funds are required to pledge to the broker an amount of cash, U.S. government securities, or other assets, equal to a certain percentage of the contract amount. This is known as the initial margin deposit. Subsequent payments, known as variation margin, are made or received by the Funds each day, depending on the daily fluctuations in fair value of the position. Variation margin is recorded as unrealized appreciation or depreciation until the contract is closed out, at which time the Funds realize a gain or loss.

Use of long futures contracts subjects the Funds to risk of loss in excess of the amounts shown on the Statement of Assets and Liabilities, up to the notional value of the futures contracts. Use of short futures contracts subjects the Funds to unlimited risk of loss. The Funds may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Funds’ credit risk is limited to failure of the exchange or board of trade.

As of June 30, 2007, the Funds do not have any outstanding future contracts.

E. Short Sales — The Multi-Cap Market Neutral Fund may engage in short sales (selling securities it does not own in anticipation of a decline in the market value of the security) as part of its normal investment activities. These short sales are collateralized by cash deposits and securities. The collateral required is determined daily by reference to the market value of the short positions. The Fund is subject to risk of loss if the applicable counterparty were to fail to perform its obligations under the contractual terms. Dividend expense on securities sold short is treated as an expense on the Statement of Operations. Liabilities for securities sold short are reported at market value in the financial statements. Short sale transactions result in off-balance sheet risk because the ultimate obligation may exceed the related amount shown in the accompanying Statement of Assets and Liabilities. The Fund will incur a loss if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund will realize a gain if the price of the security declines between those dates.

F. Securities Lending — To generate additional income, each Fund, except for Multi-Cap Market Neutral Fund and Value Advantage Fund, may lend up to 33-1/3% of its assets pursuant to agreements (“borrower agreements”) requiring that the loan be continuously secured by cash or securities issued by the U.S. government or its agencies or its instrumentalities (“U.S. government securities”). JPMorgan Chase Bank, N.A. (“JPMCB”), an affiliate of the Funds, serves as lending agent pursuant to a Securities Lending Agreement approved by the Board of Trustees (the “Securities Lending Agreement”).

Under the Securities Lending Agreement, JPMCB, acting as agent for the Funds, loans securities to approved borrowers pursuant to approved borrower agreements in exchange for collateral equal to at least 100% of the market value of the loaned securities plus accrued interest. During the term of the loan, the Funds receive payments from borrowers equivalent to the dividends and interest that would have been earned on securities lent while simultaneously seeking to earn income on the investment of cash collateral in accordance with investment guidelines contained in the Securities Lending Agreement. For loans secured by cash, the Funds retain the interest on cash collateral investments but are required to pay the borrower a portion of such interest for the use of the cash collateral. For loans secured by U.S. government securities, the borrower pays a borrower fee to the lending agent on behalf of the Funds. The net income earned on the securities lending (after payment of rebates and the lending agent’s fee) is included in the Statement of Operations as Income from securities lending (net). Information on the investment of cash collateral is shown in the Schedule of Portfolio Investments.

Under the Securities Lending Agreement, JPMCB is entitled to a fee equal to (i) 0.06% calculated on an annualized basis and accrued daily, based upon the value of collateral received from borrowers for each loan of U.S. securities outstanding during a given month; and (ii) 0.1142% calculated on an annualized basis and accrued daily, based upon the value of collateral received from borrowers for each loan of non-U.S. securities outstanding during a given month. For the year ended June 30, 2007, JPMCB voluntarily reduced its fees to: (i) 0.05% for each loan of U.S. securities and (ii) 0.10% for each loan of the non-U.S. securities, respectively.

Risks of delay in recovery of securities or even loss of rights in the securities may occur should the borrower of the securities fail financially. Risks may also arise to the extent that the value of the securities loaned increases above the value of the collateral received. JPMCB will

JUNE 30, 2007        JPMORGAN MID CAP/MULTI-CAP FUNDS   95

NOTES TO FINANCIAL STATEMENTS
AS OF JUNE 30, 2007 (continued)

indemnify the Funds from losses resulting from a borrower’s failure to return a loaned security when due. Such indemnification does not extend to losses associated with declines in the value of cash collateral investments. Loans are subject to termination by the Funds or the borrower at any time, and are, therefore, not considered to be illiquid investments.

As of June 30, 2007, the following Funds had securities with the following market values on loan, received the following collateral and for the year then ended, these Funds paid the following amounts to related party affiliates (amounts in thousands):

	Lending Agent Fees Paid	Market Value of Collateral	Market Value of Loaned Securities
Capital Growth Fund	$61	$142,456	$140,663
Diversified Mid Cap Growth Fund	89	202,906	199,568
Diversified Mid Cap Value Fund	37	50,158	49,100
Growth Advantage Fund	5	6,585	6,546
Mid Cap Equity Fund	10	13,961	13,807
Mid Cap Value Fund	198	214,916	210,342

G. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method adjusted for amortization of premiums and accretion of discounts. Dividend income and expense on securities sold short less foreign taxes withheld, if any, is recorded on the ex-dividend date or when the Funds first learn of the dividend.

The Funds record distributions received in excess of income from underlying investments as a reduction of cost of investments and/or realized gain. Such amounts are based on estimates if actual amounts are not available and actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The Funds adjust the estimated amounts of components of distributions (and consequently their net investment income) as necessary once the issuers provide information about the actual composition of the distributions

H. Allocation of Income and Expenses — In calculating the net asset value per share of each class, investment income, realized and unrealized gains and losses and expenses other than class specific expenses are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day. Expenses directly attributable to a fund are charged directly to that fund while the expenses attributable to more than one fund of the Trusts are allocated among the respective funds. Each class of shares bears its pro-rata portion of expenses attributable to its Fund, except that each class separately bears expenses related specifically to that class, such as distribution and shareholder servicing fees.

I. Federal Income Taxes — Each Fund is treated as a separate taxable entity for Federal income tax purposes. Each Fund’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized gain on investments. Accordingly, no provision for Federal income tax is necessary.

J. Foreign Taxes — The Funds may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Funds will accrue such taxes and recoveries as applicable, based upon their current interpretation of tax rules and regulations that exist in the markets in which they invest.

K. Dividends and Distributions to Shareholders — Dividends from net investment income are generally declared and paid annually, except for the Diversified Mid Cap Growth, Diversified Mid Cap Value and Mid Cap Equity Funds, which are declared and paid quarterly. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed at least annually. The amount of dividends and distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

96   JPMORGAN MID CAP/MULTI-CAP FUNDS        JUNE 30, 2007

The following amounts were reclassified within the capital accounts (amounts in thousands):

	Paid-in-capital	Accumulated Undistributed/ (Overdistributed) Net Investment Income	Accumulated Net Realized Gain (Loss) on Investments
Capital Growth Fund	$(56)	$4,555	$(4,499)
Diversified Mid Cap Growth Fund	34,836	9,048	(43,884)
Diversified Mid Cap Value Fund	(39)	868	(829)
Growth Advantage Fund	(498)	498	— (a)
Mid Cap Equity Fund	(45)	(173)	218
Mid Cap Value Fund	(2,106)	(4,653)	6,759
Multi-Cap Market Neutral Fund	(17)	1,088	(1,071)
Value Advantage Fund	(11)	(922)	933

(a)	Amount rounds to less than $1,000

The reclassifications for the Funds relate primarily to the differences in character for tax purposes of distributions received from investments in real estate investment trusts, tax net operating losses, investments in partnerships (for Value Advantage Fund and Diversified Mid Cap Value Fund), non-taxable special dividends, write off of capital loss carryovers acquired from merger (for Capital Growth Fund), dividend expense for securities sold short (for Multi-Cap Market Neutral Fund) and equalization (for Diversified Mid Cap Growth Fund).

L. New Accounting Pronouncements — In July 2006, the Financial Accounting Standards Board (the “FASB”) issued Interpretation No. 48, “Accounting for Uncertainty in Income Taxes — an Interpretation of FASB Statement No. 109” (the “Interpretation”). The Interpretation establishes for all entities, including pass-through entities such as the Funds, a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures. The Interpretation is effective for fiscal years beginning after December 15, 2006, and is to be applied to all open tax years as of the date of effectiveness. Management continues to evaluate the application of the Interpretation to the Funds, and is not in a position at this time to estimate the significance of its impact, if any, on the Funds’ financial statements.

In addition, in September 2006, Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (SFAS 157), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management continues to evaluate the impact the adoption of SFAS 157 will have on the Funds’ financial statement disclosures.

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to separate Amended and Restated Investment Advisory Agreements, J.P. Morgan Investment Management Inc. (“JPMIM”) acts as the investment advisor to the Capital Growth Fund, Growth Advantage Fund, Mid Cap Equity Fund, Mid Cap Value Fund and Value Advantage Fund and JPMorgan Investment Advisors Inc. (“JPMIA”, and together with JPMIM, each an “Advisor”) acts as the investment advisor to the Diversified Mid Cap Growth Fund, Diversified Mid Cap Value Fund and Multi-Cap Market Neutral Fund. JPMIM is a wholly-owned subsidiary of JPMorgan Asset Management Holdings Inc., which is a wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”). JPMIA is an indirect, wholly-owned subsidiary of JPMorgan. The Advisors supervise the investments of each respective Fund and for such services are paid a fee. The fee is accrued daily and paid monthly based on each Fund’s respective average daily net assets. The annual fee rate for each Fund is as follows:

Capital Growth Fund	0.40%
Diversified Mid Cap Growth Fund	0.65
Diversified Mid Cap Value Fund	0.65
Growth Advantage Fund	0.65
Mid Cap Equity Fund	0.65
Mid Cap Value Fund	0.65
Multi-Cap Market Neutral Fund	1.25
Value Advantage Fund	0.65

The Advisors waived and/or reimbursed Investment Advisory fees as outlined in Note 3.F.

The Funds may invest in one or more money market funds advised by the Advisor or their affiliates. Advisory, administration and shareholder servicing fees are waived and/or reimbursed from the Funds in an amount sufficient to offset any doubling up of these fees related to each Fund’s investment in an affiliated money market fund to the extent required by law or as undertaken by the Advisor or their affiliates.

JUNE 30, 2007        JPMORGAN MID CAP/MULTI-CAP FUNDS   97

NOTES TO FINANCIAL STATEMENTS
AS OF JUNE 30, 2007 (continued)

The amounts of these waivers/reimbursements resulting from investments in the money market funds for the year ended June 30, 2007 were as follows (in thousands):

Capital Growth Fund	$29
Diversified Mid Cap Growth Fund	23
Diversified Mid Cap Value Fund	28
Growth Advantage Fund	1
Mid Cap Equity Fund	13
Mid Cap Value Fund	511
Multi-Cap Market Neutral Fund	177
Value Advantage Fund	84

B. Administration Fee — Pursuant to an Administration Agreement, JPMorgan Funds Management, Inc. (the “Administrator”), an indirect, wholly-owned subsidiary of JPMorgan, provides certain administration services to the Funds. In consideration of these services, the Administrator receives a fee computed daily and paid monthly at the annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the JPMorgan Fund Complex (excluding funds of funds and money market funds) and 0.075% of the average daily net assets in excess of $25 billion of all such funds.

The Administrator waived Administration fees as outlined in Note 3.F.

J.P. Morgan Investor Services, Co. (“JPMIS”), an indirect, wholly-owned subsidiary of JPMorgan, serves as the Funds’ Sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMIS receives a portion of the fees payable to the Administrator.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (“the Distributor”), a wholly-owned subsidiary of JPMorgan, serves as the Trusts’ exclusive underwriter and promotes and arranges for the sale of each Fund’s shares.

The Board of Trustees has adopted a Distribution Plan (the “Distribution Plan”) for Class A, Class B and Class C Shares of the Funds in accordance with Rule 12b-1 under the 1940 Act. The Distribution Plan provides that each Fund shall pay distribution fees, including payments to the Distributor, at annual rates of the average daily net assets as shown in the table below:

	Class A	Class B	Class C
Capital Growth Fund	0.25%	0.75%	0.75%
Diversified Mid Cap Growth Fund	0.25	0.75	0.75
Diversified Mid Cap Value Fund	0.25	0.75	0.75
Growth Advantage Fund	0.25	0.75	0.75
Mid Cap Value Fund	0.25	0.75	0.75
Multi-Cap Market Neutral Fund	0.25	0.75	0.75
Value Advantage Fund	0.25	n/a	0.75

In addition, the Distributor is entitled to receive the front-end sales charges from purchases of Class A Shares and the contingent deferred sales charges (“CDSC”) from redemptions of Class B and Class C Shares and certain Class A Shares for which front-end sales charges have been waived. For the year ended June 30, 2007, the Distributor retained the following amounts (in thousands):

	Front-end Sales Charge	CDSC
Capital Growth Fund	$22	$22
Diversified Mid Cap Growth Fund	18	129
Diversified Mid Cap Value Fund	7	72
Growth Advantage Fund	4	11
Mid Cap Value Fund	51	300
Multi-Cap Market Neutral Fund	27	86
Value Advantage Fund	166	17

(a)	Amount rounds to less than $1,000

98   JPMORGAN MID CAP/MULTI-CAP FUNDS        JUNE 30, 2007

D. Shareholder Servicing Fees — The Trusts, on behalf of the Funds, have entered into Shareholder Servicing Agreements with the Distributor under which the Distributor provides certain support services to the shareholders. The Ultra Shares do not participate in the Shareholder Servicing Agreement. For performing these services, the Distributor receives a fee that is computed daily and paid monthly equal to a percentage of the average daily net assets as shown in the table below:

	Class A	Class B	Class C	Select Class	Institutional Class
Capital Growth Fund	0.25%	0.25%	0.25%	0.25%	n/a
Diversified Mid Cap Growth Fund	0.25	0.25	0.25	0.25	n/a
Diversified Mid Cap Value Fund	0.25	0.25	0.25	0.25	n/a
Growth Advantage Fund	0.25	0.25	0.25	0.25	n/a
Mid Cap Equity Fund	n/a	n/a	n/a	0.25	n/a
Mid Cap Value Fund	0.25	0.25	0.25	0.25	0.10%
Multi-Cap Market Neutral Fund	0.25	0.25	0.25	0.25	n/a
Value Advantage Fund	0.25	n/a	0.25	0.25	0.10

The Distributor has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Funds under which the Distributor will pay all or a portion of such fees earned to financial intermediaries for performing such services.

The Distributor waived Shareholder Servicing fees as outlined in Note 3.F.

E. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services for the Funds. The amounts paid directly to JPMCB by the Funds for custody and accounting services are included in Custodian and accounting fees in the Statement of Operations. The custodian fees may be reduced by credits earned by each Fund, based on uninvested cash balances held by the custodian. Such earnings credits are presented separately in the Statement of Operations.

Interest expense, if any, paid to the custodian related to cash overdrafts is included in Interest expense in the Statement of Operations.

F. Waivers and Reimbursements — The Advisor, Administrator and Distributor have contractually agreed to waive fees and/or reimburse the Funds to the extent that total annual operating expenses (excluding acquired fund fees and expenses, dividend expense on short sales, interest, taxes, extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed the percentages of the Funds’ respective average daily net assets as shown in the table below:

	Class A	Class B	Class C	Select Class	Institutional Class	Ultra
Capital Growth Fund	1.35%	1.85%	1.85%	0.93%	n/a	n/a
Diversified Mid Cap Growth Fund	1.24	1.99	1.99	0.99	n/a	0.89%
Diversified Mid Cap Value Fund	1.24	1.99	1.99	0.99	n/a	0.84
Growth Advantage Fund	1.35	2.05	2.05	1.10	n/a	n/a
Mid Cap Equity Fund	n/a	n/a	n/a	1.00	n/a	n/a
Mid Cap Value Fund	1.25	2.00	2.00	1.00	0.75%	n/a
Multi-Cap Market Neutral Fund	1.75	2.50	2.50	1.50	n/a	n/a
Value Advantage Fund	1.25	n/a	1.75	1.00	0.75	n/a

The contractual expense limitation agreements were in effect for the year ended June 30, 2007. The expense limitation percentages in the table above are in place until at least October 31, 2007.

For the year ended June 30, 2007, the Funds’ service providers waived fees and/or reimbursed expenses for each of the Funds as follows (amounts in thousands). None of these parties expects the Funds to repay any such waived fees and reimbursed expenses in future years.

	Contractual Waivers
	Investment Advisory	Administration	Shareholder Servicing	Total
Diversified Mid Cap Growth Fund	$—	$—	$1,384	$1,384
Diversified Mid Cap Value Fund	—	10	652	662
Growth Advantage Fund	66	15	142	223
Mid Cap Equity Fund	—	—	249	249
Mid Cap Value Fund	5,280	1,382	2,291	8,953
Multi-Cap Market Neutral Fund	1	—	3,015	3,016
Value Advantage Fund	460	58	11	529

JUNE 30, 2007        JPMORGAN MID CAP/MULTI-CAP FUNDS   99

NOTES TO FINANCIAL STATEMENTS
AS OF JUNE 30, 2007 (continued)

	Voluntary Waivers
	Investment Advisory	Administration	Shareholder Servicing	Total
Diversified Mid Cap Value Fund	$—	$1	$124	$125
Mid Cap Equity Fund	—	33	260	293
Mid Cap Value Fund	786	205	—	991
Multi-Cap Market Neutral Fund	3,087	274	1,677	5,038

G. Other — Certain officers of the Trust are affiliated with the Advisor, the Administrator, the Sub-Administrator and the Distributor. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Funds for serving in their respective roles.

The Board of Trustees appointed a Chief Compliance Officer to the Funds in accordance with federal securities regulations. Each Fund, along with other affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees in the Statement of Operations.

The Trust adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as a Trustee. The deferred fees are invested in various JPMorgan Funds until distribution in accordance with the Plan.

During the period, certain Funds may have purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate are affiliated with the Advisor.

The Funds may use related party broker/dealers. For the year ended June 30, 2007 the Funds did not incur any brokerage commissions with broker/dealers affiliated with the Advisor.

The SEC has granted an exemptive order permitting the Funds to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments subject to certain conditions.

4. Investment Transactions

During the year ended June 30, 2007, purchases and sales of investments (excluding short-term investments) were as follows (amounts in thousands):

	Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)	Securities Sold Short	Covers on Securities Sold Short
Capital Growth Fund	$1,056,476	$1,074,954	$—	$—
Diversified Mid Cap Growth Fund	1,578,946	1,882,174	—	—
Diversified Mid Cap Value Fund	396,582	725,208	—	—
Growth Advantage Fund	114,256	140,415	—	—
Mid Cap Equity Fund	234,278	297,873	—	—
Mid Cap Value Fund	3,496,326	3,598,944	—	—
Multi-Cap Market Neutral Fund	1,849,590	1,843,991	2,159,023	2,088,589
Value Advantage Fund	460,546	221,053	—	—

During the year ended June 30, 2007, there were no purchases or sales of U.S. Government securities.

100   JPMORGAN MID CAP/MULTI-CAP FUNDS        JUNE 30, 2007

5. Federal Income Tax Matters

For Federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of the investment securities at June 30, 2007 were as follows (amounts in thousands):

	Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Capital Growth Fund	$932,495	$192,480	$9,900	$182,580
Diversified Mid Cap Growth Fund	1,359,468	254,794	13,352	241,442
Diversified Mid Cap Value Fund	627,525	174,497	6,151	168,346
Growth Advantage Fund	55,548	13,419	272	13,147
Mid Cap Equity Fund	234,796	66,431	2,341	64,090
Mid Cap Value Fund	7,117,120	1,775,980	61,981	1,713,999
Multi-Cap Market Neutral Fund	1,839,164	389,462	41,515	347,947
Value Advantage Fund	475,185	45,295	5,714	39,581

For all of the Funds, the difference between book and tax basis appreciation (depreciation) on investments is primarily attributed to wash sale loss deferrals, return of capital from investments in real estate investment trusts, investments in partnerships and non-taxable special dividends.

The tax character of distributions paid during the fiscal year ended June 30, 2007 was as follows (amounts in thousands):

	Total Distributions Paid From:
	Ordinary Income	Net Long-term Capital gains	Total Distributions Paid
Capital Growth Fund	$10,997	$55,798	$66,795
Diversified Mid Cap Growth Fund	30,732	181,841	212,573
Diversified Mid Cap Value Fund	19,413	134,174	153,587
Mid Cap Equity Fund	5,748	18,083	23,831
Mid Cap Value Fund	212,636	214,734	427,370
Multi-Cap Market Neutral Fund	61,166	—	61,166
Value Advantage Fund	5,857	156	6,013

The tax character of distributions paid during the period ended June 30, 2006 was as follows (amounts in thousands):

	Total Distributions Paid From:
	Ordinary Income	Net Long-term Capital gains	Total Distributions Paid
Diversified Mid Cap Growth Fund	$—	$130,943	$130,943
Diversified Mid Cap Value Fund	39,572	272,077	311,649
Mid Cap Equity Fund	1,227	—	1,227
Multi-Cap Market Neutral Fund	26,515	48,186	74,701

The tax character of distributions paid during the fiscal year ended December 31, 2005 was as follows (amounts in thousands):

	Total Distributions Paid From:
	Ordinary Income	Net Long-term Capital gains	Total Distributions Paid
Capital Growth Fund	$5,585	$51,737	$57,322
Mid Cap Equity Fund	7,528	20,249	27,777
Mid Cap Value Fund	136,842	82,699	219,541
Value Advantage Fund	1,391	6	1,397

JUNE 30, 2007        JPMORGAN MID CAP/MULTI-CAP FUNDS   101

NOTES TO FINANCIAL STATEMENTS
AS OF JUNE 30, 2007 (continued)

At June 30, 2007, the components of net assets (excluding paid in capital) on a tax basis were as follows (amounts in thousands):

	Current Distributable Ordinary Income	Current Distributable Long-term Capital Gain or (Tax Basis Loss Carryover)	Unrealized Appreciation (Depreciation)
Capital Growth Fund	$24,216	$48,807	$182,580
Diversified Mid Cap Growth Fund	34,338	122,540	241,442
Diversified Mid Cap Value Fund	13,095	107,430	168,346
Growth Advantage Fund	—	(232,374)	13,150
Mid Cap Equity Fund	6,188	23,588	64,090
Mid Cap Value Fund	47,254	367,854	1,713,999
Multi-Cap Market Neutral Fund	36,079	(43,987)	171,955
Value Advantage Fund	19,929	5,913	39,581

For the Funds, the cumulative timing differences primarily consist of wash sale loss deferrals, deferred compensation, distributions payable, return of capital from investments in real estate investment trusts, non-taxable special dividends, investments in partnerships, short sales wash sales less deferrals, post October loss deferrals and unsettled short sale loss deferrals (for Multi-Cap Market Neutral Fund).

As of June 30, 2007, the following Funds had net capital loss carryforwards, which are available to offset future realized gains (amounts in thousands):

	2009	2010		2011	2015	Total
Capital Growth Fund	$—	$338	*	$—	$—	$338
Growth Advantage Fund	201,483	28,364		2,527	—	232,374
Multi-Cap Market Neutral Fund	—	—		—	43,987	43,987

*	Subject to limitation under Code sections 381–384.

During the year ended June 30, 2007, the Funds utilized capital loss carryforwards as follows (amounts in thousands):

Capital Growth Fund	$113
Growth Advantage Fund	10,523

Net capital losses incurred after October 31 and within the taxable year are deemed to arise on the first business day of the Funds’ next taxable year. For the year ended June 30, 2007, the Funds deferred to July 1, 2007 post October capital losses of (amounts in thousands):

Capital Losses
Multi-Cap Market Neutral Fund	$24,935

6. Borrowings

The Funds rely upon an exemptive order (“Order”) permitting the establishment and operation of an Interfund Lending Facility (“Facility”). The Facility allows the Funds to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. The Interfund Loan Rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPM II and may be relied upon by the Funds because they are investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

In addition, the Trusts and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the JPMorgan Funds including the Funds. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 20, 2007.

102   JPMORGAN MID CAP/MULTI-CAP FUNDS        JUNE 30, 2007

The Funds do not have outstanding borrowings from another fund or from the unsecured, uncommitted credit facility as of year ended June 30, 2007. Average borrowings from the Facility for the year ended June 30, 2007, were as follows (amounts in thousands):

	Average Borrowings	Number of Days Used	Interest Paid
Capital Growth Fund	$641	2	$—	(a)
Diversified Mid Cap Growth Fund	2,221	27	9
Diversified Mid Cap Value Fund	3,175	4	2
Growth Advantage Fund	1,515	21	5
Mid Cap Equity Fund	1,789	19	5

(a)	Amounts rounds to less than $1,000.

Interest expense paid, if any, as a result of borrowings from another fund or from the unsecured, uncommitted credit facility is included in Interest Expense in the Statement of Operations.

7. Concentrations and Indemnifications

In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications. Each Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against each Fund that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

From time to time, the Funds’ investment advisor or an affiliate may exercise discretion on behalf of certain of its clients with respect to the purchase or sale of a significant portion of the Funds’ outstanding shares. Investment activities on behalf of these shareholders could impact the Funds.

8. Legal Matters

Prior to becoming an affiliate of JPMorgan Chase, on June 29, 2004, Banc One Investment Advisors Corporation (BOIA), now known as JPMorgan Investment Advisors Inc., entered into agreements with the Securities and Exchange Commission (the SEC) and the New York Attorney General (NYAG) in resolution of investigations conducted by the SEC and the NYAG into market timing of certain funds advised by BOIA which were series of One Group Mutual Funds, possible late trading of certain funds and related matters. In its settlement with the SEC, BOIA consented to the entry of an order by the SEC (the SEC Order) instituting and settling administrative and cease-and-desist proceedings against it. Under the terms of the SEC Order and the NYAG settlement agreement, BOIA agreed to pay disgorgement of $10 million and a civil money penalty of $40 million for a total payment of $50 million, which is being distributed to certain current and former shareholders of certain funds. Pursuant to the settlement agreement with the NYAG, BOIA reduced its management fee for certain funds which were series of One Group Mutual Funds (now known as JPM II) in the aggregate amount of approximately $8 million annually over a five-year period commencing September, 2004.

In addition to the matters involving the SEC and NYAG, various lawsuits were filed by private plaintiffs in connection with these circumstances in various state and federal courts. These actions were transferred to the United States District Court for the District of Maryland for coordinated or consolidated pretrial proceedings by the orders of the Judicial Panel on Multidistrict Litigation, a federal judicial body that assists in the administration of such actions. The plaintiffs filed consolidated amended complaints, naming as defendants, among others, BOIA, Bank One Corporation and JPMorgan Chase (the former and current corporate parent of BOIA), the Distributor, One Group Services Company (the former distributor of One Group Mutual Funds), certain officers of One Group Mutual Funds and BOIA, and certain current and former Trustees of One Group Mutual Funds. These complaints alleged, among other things, that various defendants (i) violated various antifraud and other provisions of federal securities laws, (ii) breached their fiduciary duties, (iii) unjustly enriched themselves, (iv) breached Fund-related contracts, and (v) conspired to commit unlawful acts.

As of June 14, 2006, all claims against One Group Mutual Funds and current and former Trustees were dismissed by the United States District Court in Maryland. Certain claims against BOIA and its affiliates have also been dismissed, and a settlement in principle has been reached for the purpose of resolving all remaining claims in the litigation in Maryland. The settlement is subject to court approval.

In addition, on August 30, 2005, the commissioner of the West Virginia Securities Division entered a Summary Cease and Desist Order and Notice of Right to Hearing with respect to JPMorgan Investment Advisors Inc. and JPMorgan Chase & Co. In June 2007, the matter, which generally related to the same facts that were the subject of the SEC Order and NYAG settlement discussed above, was settled, and the West Virginia Order will be vacated.

JPM II and its Funds will be reimbursed for all costs associated with these matters to ensure that JPM II and its Funds incur no expense as it relates to the matters described above. A portion of these reimbursements may be from related parties.

As noted above, the settlement agreement with the NYAG requires BOIA to establish reduced “net management fee rates” for certain funds (“Reduced Rate Funds”). “Net Management Fee Rates” means the percentage fee rates specified in contracts between BOIA and its affiliates

JUNE 30, 2007        JPMORGAN MID CAP/MULTI-CAP FUNDS   103

NOTES TO FINANCIAL STATEMENTS
AS OF JUNE 30, 2007 (continued)

and the Reduced Rate Funds, less waivers and reimbursements by BOIA and its affiliates, in effect as of June 30, 2004. The settlement agreement requires that the reduced Net Management Fee Rates must result in a reduction of $8 million annually based upon assets under management as of June 30, 2004, for a total reduction over five years of $40 million from that which would have been paid by the Reduced Rate Funds on the Net Management Fee Rates as of June 30, 2004. To the extent that BOIA and its affiliates have agreed as part of the settlement with the NYAG to waive or reimburse expenses of a Fund in connection with the settlement with the NYAG, those reduced Net Management Fee Rates are referred to as “Reduced Rates.” The Reduced Rates will remain in place at least through June 30, 2009. To the extent that a Reduced Rate Fund merges into another Fund, the Reduced Rate is required to carry forward and apply with respect to the acquiring Fund.

104   JPMORGAN MID CAP/MULTI-CAP FUNDS        JUNE 30, 2007

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees and Shareholders of
J.P. Morgan Mutual Fund Investment Trust, J.P. Morgan Fleming Mutual Fund Group, Inc.,
JPMorgan Trust I and JPMorgan Trust II:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of portfolio investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of each of the Funds indicated in Note 1 of the financial statements (hereafter collectively referred to as the “Funds”) at June 30, 2007, the results of each of their operations for the year then ended, and the changes in each of their net assets and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 2007 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, New York
August 23, 2007

JUNE 30, 2007        JPMORGAN MID CAP/MULTI-CAP FUNDS   105

TRUSTEES
(Unaudited)

The Funds’ Statement of Additional Information includes additional information about the Funds’ Trustees and is available, without charge, upon request by calling 1-800-480-4111 or on the JPMorgan Funds’ website at www.jpmorganfunds.com.

Name (Year of Birth); Positions With the Funds	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (1)	Other Directorships Held Outside Fund Complex
Independent Trustees
William J. Armstrong (1941); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 1987.	Retired; CFO and Consultant, EduNeering, Inc. (internet business education supplier) (2000–2001); Vice President and Treasurer, Ingersoll–Rand Company (manufacturer of industrial equipment) (1972–2000).	140	None.

Roland R. Eppley, Jr. (1932); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 1989.	Retired; President and Chief Executive Officer, Eastern States Bankcard (1971–1988).	140	None.

John F. Finn (1947); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1998.	President and Chief Executive Officer, Gardner, Inc. (wholesale distributor to outdoor power equipment industry) (1979–present).	140	Director, Cardinal Health, Inc. (CAH) (1994–present); Chairman, The Columbus Association of the Performing Arts (CAPA) (2003–present).

Dr. Matthew Goldstein (1941); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 2003.	Chancellor, City University of New York (1999–present); President, Adelphi University (New York) (1998–1999).	140
Director, Albert Einstein School of Medicine (1998–present); Director, New Plan Excel Realty Trust, Inc. (real estate investment trust) (2000–present); Director, Lincoln Center Institute for the Arts in Education (1999–present).

Robert J. Higgins (1945); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 2002.	Retired; Director of Administration of the State of Rhode Island (2003–2004); President — Consumer Banking and Investment Services, Fleet Boston Financial (1971–2001).	140	None.

Peter C. Marshall (1942); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1994.	Self-employed business consultant (2001–present); Senior Vice President, W.D. Hoard, Inc. (corporate parent of DCI Marketing, Inc.) (2000–2002); President, DCI Marketing, Inc. (1992–2000).	140	None.

Marilyn McCoy (1948); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1999.	Vice President of Administration and Planning, Northwestern University (1985–present).	140	Trustee, Carleton College (2003–present).

William G. Morton, Jr. (1937); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 2003.	Retired; Chairman Emeritus (2001–2002), and Chairman and Chief Executive Officer, Boston Stock Exchange (1985–2001).	140	Director, Radio Shack Corporation (electronics) (1987–present); Director, The National Football Foundation and College Hall of Fame (1994–present); Trustee, Stratton Mountain School (2001–present).

106   JPMORGAN MID CAP/MULTI-CAP FUNDS        JUNE 30, 2007

Name (Year of Birth); Positions With the Funds	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (1)	Other Directorships Held Outside Fund Complex
Independent Trustees
Robert A. Oden, Jr. (1946); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1997.	President, Carleton College (2002–present); President, Kenyon College (1995–2002).	140	Director, American University in Cairo.

Fergus Reid, III (1932); Trustee of Trust (Chairman) since 2005; Trustee (Chairman) of heritage JPMorgan Funds since 1987.	Chairman, Lumelite Corporation (plastics manufacturing) (2003–present); Chairman and Chief Executive Officer, Lumelite Corporation (1985–2002).	140	Trustee, Morgan Stanley Funds (196 portfolios) (1995–present).

Frederick W. Ruebeck (1939); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1994.	Advisor, Jerome P. Green & Associates, LLC (broker-dealer) (2000–present); Chief Investment Officer, Wabash College (2004–present); self-employed consultant (2000–present); Director of Investments, Eli Lilly and Company (1988–1999).	140	Trustee, Wabash College (1988–present); Chairman, Indianapolis Symphony Orchestra Foundation (1994–present).

James J. Schonbachler (1943); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 2001.	Retired; Managing Director of Bankers Trust Company (financial services) (1968–1998).	140	None.
Interested Trustee
Leonard M. Spalding, Jr.* (1935); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 1998.	Retired; Chief Executive Officer, Chase Mutual Funds (investment company) (1989–1998); President and Chief Executive Officer, Vista Capital Management (investment management) (1990–1998); Chief Investment Executive, Chase Manhattan Private Bank (investment management) (1990–1998).	140
Director, Glenview Trust Company, LLC (2001–present); Trustee, St. Catherine College (1998–present); Trustee, Bellarmine University (2000–present); Director, Springfield-Washington County Economic Development Authority (1997–present); Trustee, Marion and Washington County, Kentucky Airport Board (1998–present); Trustee, Catholic Education Foundation (2005–present).

(1)	A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies. The JPMorgan Funds Complex for which the Board of Trustees serves currently includes eight registered investment companies (140 funds).

*	Mr. Spalding is deemed to be an “interested person” due to his ownership of JPMorgan Chase stock.

The contact address for each of the Trustees is 245 Park Avenue, New York, NY 10167.

JUNE 30, 2007        JPMORGAN MID CAP/MULTI-CAP FUNDS   107

OFFICERS
(Unaudited)

Name (Year of Birth), Positions Held with the Trust (Since)	Principal Occupations During Past 5 Years
George C.W. Gatch (1962), President (2005)
Managing Director, J.P. Morgan Investment Management Inc.; Director and President, JPMorgan Distribution Services, Inc. and JPMorgan Funds Management, Inc. since 2005. Mr. Gatch is CEO and President of the JPMorgan Funds. Mr. Gatch has been an employee of JPMorgan since 1986 and has held positions such as President and CEO of DKB Morgan, a Japanese mutual fund company, which was a joint venture between J.P. Morgan and Dai-Ichi Kangyo Bank, as well as positions in business management, marketing, and sales.

Robert L. Young (1963), Senior Vice President (2005)*
Director and Vice President, JPMorgan Distribution Services, Inc. and JPMorgan Funds Management, Inc.; Chief Operating Officer, JPMorgan Funds since 2005, and One Group Mutual Funds from 2001 until 2005. Mr. Young was Vice President and Treasurer, JPMorgan Funds Management, Inc. (formerly One Group Administrative Services), and Vice President and Treasurer, JPMorgan Distribution Services, Inc. (formerly One Group Dealer Services, Inc.) from 1999 to 2005.

Patricia A. Maleski (1960), Vice President and Chief Administrative Officer (2005)	Managing Director, JPMorgan Funds Management, Inc.; Head of Funds Administration and Board Liaison, previously, Treasurer, JPMorgan Funds. Ms. Maleski has been with JPMorgan Chase & Co. since 2001.

Stephen M. Benham (1959), Secretary (2005)	Vice President and Assistant General Counsel, JPMorgan Chase & Co. since 2004; Vice President (Legal Advisory) of Merrill Lynch Investment Managers, L.P. from 2000 to 2004.

Stephanie J. Dorsey (1969), Treasurer (2005)*
Vice President, JPMorgan Funds Management, Inc.; Director of Mutual Fund Administration, JPMorgan Funds Management, Inc. (formerly One Group Administrative Services), from 2004 to 2005; Ms. Dorsey worked for JPMorgan Chase & Co. (formerly Bank One Corporation) from 2003 to 2004; prior to joining Bank One Corporation, she was a Senior Manager specializing in Financial Services audits at PricewaterhouseCoopers LLP from 1992 through 2002.

Stephen M. Ungerman (1953), Chief Compliance Officer (2005)	Vice President, JPMorgan Chase & Co.; Mr. Ungerman was head of Fund Administration — Pooled Vehicles from 2000 to 2004. Mr. Ungerman has been with JPMorgan Chase & Co. since 2000.

Paul L. Gulinello (1950), AML Compliance Officer (2005)
Vice President and Anti Money Laundering Compliance Officer for JPMorgan Asset Management Americas, additionally responsible for personal trading and compliance testing since 2004; Treasury Services Operating Risk Management and Compliance Executive supporting all JPMorgan Treasury Services business units from July 2000 to 2004.

Elizabeth A. Davin (1964), Assistant Secretary (2005)*
Vice President and Assistant General Counsel, JPMorgan Chase & Co. since 2005; Senior Counsel, JPMorgan Chase & Co. (formerly Bank One Corporation) from 2004 to 2005; Assistant General Counsel and Associate General Counsel and Vice President, Gartmore Global Investments, Inc. from 1999 to 2004.

Jessica K. Ditullio (1962), Assistant Secretary (2005)*
Vice President and Assistant General Counsel, JPMorgan Chase & Co. since 2005; Ms. Ditullio has served as an attorney with various titles for JPMorgan Chase & Co. (formerly Bank One Corporation) since 1990.

Nancy E. Fields (1949), Assistant Secretary (2005)*
Vice President, JPMorgan Funds Management, Inc. and JPMorgan Distribution Services, Inc.; from 1999 to 2005, Director, Mutual Fund Administration, JPMorgan Funds Management, Inc. (formerly One Group Administrative Services) and Senior Project Manager, Mutual Funds, JPMorgan Distribution Services, Inc. (formerly One Group Dealer Services, Inc.).

Ellen W. O’Brien (1957), Assistant Secretary (2005)**	Assistant Vice President, JPMorgan Investor Services, Co., responsible for Blue Sky registration. Ms. O’Brien has served in this capacity since joining the firm in 1991.

Jeffrey D. House (1972), Assistant Treasurer (2006)*	Vice President, JPMorgan Funds Management, Inc. since July 2006; formerly, Senior Manager of Financial Services of BISYS Fund Services, Inc. from December 1995 until July 2006.

Arthur A. Jensen (1966), Assistant Treasurer (2005)*	Vice President, JPMorgan Funds Management, Inc. since April 2005; formerly, Vice President of Financial Services of BISYS Fund Services, Inc. from 2001 until 2005.

Laura S. Melman (1966), Assistant Treasurer (2006)	Vice President, JPMorgan Funds Management, Inc. since August, 2006, responsible for Taxation; Vice President of Structured Products at The Bank of New York Co., Inc. from 2001 until 2006.

Francesco Tango (1971) Assistant Treasurer (2007)	Vice President, JPMorgan Funds Management, Inc. since January 2003: Associate, JPMorgan Funds Management, Inc. since 1999.

The contact address for each of the officers, unless otherwise noted, is 245 Park Avenue, New York, NY 10167.

*	The contact address for the officer is 1111 Polaris Parkway, Columbus, OH 43271.

**	The contact address for the officer is 73 Tremont Street, Floor 1, Boston, MA 02108.

108   JPMORGAN MID CAP/MULTI-CAP FUNDS        JUNE 30, 2007

SCHEDULE OF SHAREHOLDER EXPENSES
(Unaudited)

Hypothetical $1,000 Investment at Beginning of Period
June 30, 2007

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption fees and (2) ongoing costs, including investment advisory, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period, January 1, 2007, and continued to hold your shares at the end of the reporting period, June 30, 2007.

Actual Expenses

For each Class of each Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value, January 1, 2007	Ending Account Value, June 30, 2007	Expenses Paid During January 1, 2007 to June 30, 2007*	Annualized Expense Ratio
Capital Growth Fund
Class A
Actual	$1,000.00	$1,116.40	$5.93	1.13%
Hypothetical	1,000.00	1,019.19	5.66	1.13
Class B
Actual	1,000.00	1,113.90	8.54	1.63
Hypothetical	1,000.00	1,016.71	8.15	1.63
Class C
Actual	1,000.00	1,113.70	8.54	1.63
Hypothetical	1,000.00	1,016.71	8.15	1.63
Select Class
Actual	1,000.00	1,117.80	4.62	0.88
Hypothetical	1,000.00	1,020.43	4.41	0.88

JUNE 30, 2007        JPMORGAN MID CAP/MULTI-CAP FUNDS   109

SCHEDULE OF SHAREHOLDER EXPENSES
(Unaudited) (continued)

Hypothetical $1,000 Investment at Beginning of Period
June 30, 2007

	Beginning Account Value, January 1, 2007	Ending Account Value, June 30, 2007	Expenses Paid During January 1, 2007 to June 30, 2007*	Annualized Expense Ratio
Diversified Mid Cap Growth Fund
Class A
Actual	$1,000.00	$1,115.60	$ 6.50	1.24%
Hypothetical	1,000.00	1,018.65	6.21	1.24
Class B
Actual	1,000.00	1,112.40	9.79	1.87
Hypothetical	1,000.00	1,015.52	9.35	1.87
Class C
Actual	1,000.00	1,112.10	9.79	1.87
Hypothetical	1,000.00	1,015.52	9.35	1.87
Select Class
Actual	1,000.00	1,116.80	5.20	0.99
Hypothetical	1,000.00	1,019.89	4.96	0.99
Ultra
Actual	1,000.00	1,117.80	4.57	0.87
Hypothetical	1,000.00	1,020.48	4.36	0.87

Diversified Mid Cap Value Fund
Class A
Actual	1,000.00	1,078.10	6.29	1.22
Hypothetical	1,000.00	1,018.74	6.11	1.22
Class B
Actual	1,000.00	1,075.20	9.36	1.82
Hypothetical	1,000.00	1,015.77	9.10	1.82
Class C
Actual	1,000.00	1,075.20	9.36	1.82
Hypothetical	1,000.00	1,015.77	9.10	1.82
Select Class
Actual	1,000.00	1,079.80	5.00	0.97
Hypothetical	1,000.00	1,019.98	4.86	0.97
Ultra
Actual	1,000.00	1,079.90	4.23	0.82
Hypothetical	1,000.00	1,020.73	4.11	0.82

Growth Advantage Fund
Class A
Actual	1,000.00	1,126.70	7.17	1.36
Hypothetical	1,000.00	1,018.05	6.80	1.36
Class B
Actual	1,000.00	1,123.00	10.90	2.07
Hypothetical	1,000.00	1,014.53	10.34	2.07
Class C
Actual	1,000.00	1,123.50	10.90	2.07
Hypothetical	1,000.00	1,014.53	10.34	2.07
Select Class
Actual	1,000.00	1,127.90	5.86	1.11
Hypothetical	1,000.00	1,019.29	5.56	1.11

110   JPMORGAN MID CAP/MULTI-CAP FUNDS        JUNE 30, 2007

	Beginning Account Value, January 1, 2007	Ending Account Value, June 30, 2007	Expenses Paid During January 1, 2007 to June 30, 2007*	Annualized Expense Ratio
Mid Cap Equity Fund
Select Class
Actual	$1,000.00	$1,097.80	$ 4.68	0.90%
Hypothetical	1,000.00	1,020.33	4.51	0.90

Mid Cap Value Fund
Class A
Actual	1,000.00	1,075.70	6.43	1.25
Hypothetical	1,000.00	1,018.60	6.26	1.25
Class B
Actual	1,000.00	1,073.20	9.00	1.75
Hypothetical	1,000.00	1,016.12	8.75	1.75
Class C
Actual	1,000.00	1,073.10	9.00	1.75
Hypothetical	1,000.00	1,016.12	8.75	1.75
Select Class
Actual	1,000.00	1,076.60	5.15	1.00
Hypothetical	1,000.00	1,019.84	5.01	1.00
Institutional Class
Actual	1,000.00	1,078.10	3.86	0.75
Hypothetical	1,000.00	1,021.08	3.76	0.75

Multi-Cap Market Neutral Fund
Class A
Actual	1,000.00	1,025.50	14.01	2.79
Hypothetical	1,000.00	1,010.96	13.91	2.79
Class B
Actual	1,000.00	1,022.20	17.85	3.56
Hypothetical	1,000.00	1,007.14	17.72	3.56
Class C
Actual	1,000.00	1,022.20	17.80	3.55
Hypothetical	1,000.00	1,007.19	17.67	3.55
Select Class
Actual	1,000.00	1,027.20	12.77	2.54
Hypothetical	1,000.00	1,012.20	12.67	2.54

Value Advantage Fund
Class A
Actual	1,000.00	1,077.40	6.44	1.25
Hypothetical	1,000.00	1,018.60	6.26	1.25
Class C
Actual	1,000.00	1,074.60	9.00	1.75
Hypothetical	1,000.00	1,016.12	8.75	1.75
Select Class
Actual	1,000.00	1,078.90	5.15	1.00
Hypothetical	1,000.00	1,019.84	5.01	1.00
Institutional Class
Actual	1,000.00	1,080.20	3.87	0.75
Hypothetical	1,000.00	1,021.08	3.76	0.75

*	Expenses are equal to the Funds’ annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period).

JUNE 30, 2007        JPMORGAN MID CAP/MULTI-CAP FUNDS   111

TAX LETTER
(Unaudited)

Certain tax information for the Funds is required to be provided to shareholders based upon the Funds’ income and distributions for the taxable year ended June 30, 2007. The information and distributions reported in this letter may differ from the information and taxable distributions reported to the shareholders for the calendar year ending December 31, 2007. The information necessary to complete your income tax returns for the calendar year ending December 31, 2007 will be received under separate cover.

Dividend Received Deductions (DRD)

The following represents the percentage of ordinary income distributions eligible for the 70% dividend received deduction for corporate rate shareholders for the fiscal year ended June 30, 2007:

Dividend Received Deduction
Capital Growth Fund	62.67%
Diversified Mid Cap Growth Fund	37.44
Diversified Mid Cap Value Fund	49.65
Mid Cap Equity Fund	52.72
Mid Cap Value Fund	68.92
Multi-Cap Market Neutral Fund	36.29
Value Advantage Fund	22.35

Qualified Dividend Income (QDI)

For the fiscal year ended June 30, 2007, certain dividends paid by the Funds may be subject to a maximum tax rate of 15%. The following represents the amount of ordinary income distributions treated as qualified dividends (amounts in thousands):

Qualified Dividend Income
Capital Growth Fund	$3,459
Diversified Mid Cap Growth Fund	7,825
Diversified Mid Cap Value Fund	19,413
Mid Cap Equity Fund	5,749
Mid Cap Value Fund	116,673
Multi-Cap Market Neutral Fund	17,239
Value Advantage Fund	2,548

Short Term Capital Gain Designation

For the fiscal year ended June 30, 2007, the Funds designate the following amounts of ordinary distributions paid during the Funds’ fiscal year that are from qualified short-term capital gain (amounts in thousands):

Qualified Short-Term Gain
Capital Growth Fund	$10,923
Diversified Mid Cap Growth Fund	30,732
Diversified Mid Cap Value Fund	11,499
Mid Cap Equity Fund	4,921
Mid Cap Value Fund	127,417
Value Advantage Fund	4,278

Long Term Capital Gain Designation — 15%

The Funds hereby designate the following amounts as long-term capital gain distributions for the purpose of the dividend paid deduction on its respective tax returns for the fiscal year ended June 30, 2007 (amounts in thousands):

Long-Term Capital Gain Distribution
Capital Growth Fund	$55,798
Diversified Mid Cap Growth Fund	195,726
Diversified Mid Cap Value Fund	134,174
Mid Cap Equity Fund	18,083
Mid Cap Value Fund	214,734
Value Advantage Fund	156

112   JPMORGAN MID CAP/MULTI-CAP FUNDS        JUNE 30, 2007

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JPMorgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

This report is submitted for the general information of the shareholders of the Funds. It is not authorized for distribution to prospective investors in the Funds unless preceded or accompanied by a prospectus.

Contact JPMorgan Funds Distribution Services at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

Each Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the JPMorgan Funds’ website at www.jpmorganfunds.com.

A description of each Fund’s policies and procedures with respect to the disclosure of each Fund’s holdings is available in the Statement of Additional Information.

A copy of proxy policies and procedures are available without charge upon request by calling 1-800-480-4111 and a description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Funds to the Advisor. A copy of the Funds’ voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Funds’ website at www.jpmorganfunds.com no later than August 31 of each year. The Funds’ proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

© JPMorgan Chase & Co., 2007 All rights reserved. June 2007.	AN-MC-607

ITEM 2. CODE OF ETHICS.

Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so.

The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 12(a)(1), unless the registrant has elected to satisfy paragraph (f) of this Item by positing its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or third party, that relates to one or more items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer and principal financial officer. There were no amendments to the code of ethics or waivers granted with respect to the code of ethics in the period covered by the report.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a) (1) Disclose that the registrant’s board of directors has determined that the registrant either:

(i) Has at least one audit committee financial expert serving on its audit committee; or

(ii) Does not have an audit committee financial expert serving on its audit committee.

The Registrant’s Board of Trustees has determined that the Registrant has at least one audit committee financial expert serving on its audit committee. The Securities and Exchange Commission has stated that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liabilities that are greater than the duties, obligations and liabilities imposed on such person as a member of the Audit Committee and the Board of Trustees in the absence of such designation or identification.

(2) If the registrant provides the disclosure required by paragraph (a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is “independent.” In order to be considered “independent” for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of directors, or any other board committee:

(i) Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

(ii) Be an “interested person” of the investment company as defined in Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

The audit committee financial expert is William Armstrong. He is not an “interested person” of the Registrant and is also “independent” as defined by the U.S. Securities and Exchange Commission for purposes of audit committee financial expert determinations.

(3) If the registrant provides the disclosure required by paragraph (a)(1)(ii) of this Item, it must explain why it does not have an audit committee financial expert.

Not applicable.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Disclose, under the caption Audit Fees, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

AUDIT FEES

2007 – $40,900

2006 – $34,895 *

* The Fund’s fiscal year end changed to June 30 effective June 2006. The fees are for the six months ending June 30, 2006, the new fiscal year end of the Fund.

(b) Disclose, under the caption Audit-Related Fees, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

AUDIT-RELATED FEES (On a calendar year basis)
2006 – $9,775,000

2005 – $10,110,000

The audit-related fees consist of aggregate fees billed for assurance and related services by the independent registered public accounting firm to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant (“Service Affiliates”), that were reasonably related to the performance of the annual audit of the Registrant’s financial statements.

(c) Disclose, under the caption Tax Fees, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

TAX FEES
2007 – $8,170

2006 – $7,500 *

* The Fund’s fiscal year end changed to June 30 effective June 2006. The fees are for the six months ending June 30, 2006, the new fiscal year end of the Fund.

The tax fees consist of fees billed in connection with preparing the federal regulated investment company income tax returns for the Registrant for the tax years ended December 31, 2006 and 2005.

For the last fiscal year, no tax fees were required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

(d) Disclose, under the caption All Other Fees, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

ALL OTHER FEES
2007 – Not applicable

2006 – Not applicable

(e) (1) Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

Pursuant to the Registrant’s Audit Committee Charter and written policies and procedures for the pre-approval of audit and non-audit services (the “Pre-approval Policy”), the Audit Committee pre-approves all audit and non-audit services performed by the Registrant’s independent public registered accounting firm for the Registrant. In addition, the Audit Committee pre-approves the auditor’s engagement for non-audit services with the Registrant’s investment adviser (not including a sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser) and any Service Affiliate in accordance with paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, if the engagement relates directly to the operations and financial reporting of the Registrant. Proposed services may be pre-approved either 1) without consideration of specific case-by-case services or 2) require the specific pre-approval of the Audit Committee. Therefore, the Pre-approval Policy lists a number of audit and non-audit services that have been approved by the Audit Committee, or which were not subject to pre-approval under the transition provisions of Sarbanes-Oxley Act of 2002 (the “Pre-approval List”). The Audit Committee annually reviews and pre-approves the services included on the Pre-approval List that may be provided by the independent public registered accounting firm without obtaining additional specific pre-approval of individual services from the Audit Committee. The Audit Committee adds to, or subtracts from, the list of general pre-approved services from time to time, based on subsequent determinations. All other audit and non-audit services not on the Pre-approval List must be specifically pre-approved by the Audit Committee.

One or more members of the Audit Committee may be appointed as the Committee’s delegate for the purposes of considering whether to approve such services. Any pre-approvals granted by the delegate will be reported, for informational purposes only, to the Audit Committee at its next scheduled meeting. The Audit Committee’s responsibilities to pre-approve services performed by the independent public registered accounting firm are not delegated to management.

(2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

2007 – 100%

2006 – 100%

(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

None.

(g) Disclose the aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

The aggregate non-audit fees billed by the independent registered public accounting firm for services rendered to the Registrant, and rendered to Service Affiliates, for the last two calendar year ends were $21.6 million in 2006 and $19.1 million in 2005.

(h) Disclose whether the registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

The Registrant’s Audit Committee has considered whether the provision of the non-audit services that were rendered to Service Affiliates that were not pre-approved (not requiring pre-approval) is compatible with maintaining the independent public registered accounting firm’s independence. All services provided by the independent public registered accounting firm to the Registrant or to Service Affiliates that were required to be pre-approved were pre-approved as required.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

(a) If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)). If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.

(b) If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17CFR 240.10A-3(d)) regarding an exemption from the listing standards for all audit committees.

Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS

File Schedule I – Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in Section 210.12-12 of Regulation S-X, unless the schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Included in Item 1.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company’s investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company’s investment adviser, or any other third party, that the company uses, or that are used on the company’s behalf, to determine how to vote proxies relating to portfolio securities.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASE OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

(a) If the registrant is a closed-end management investment company, provide the information specified in paragraph (b) of this Item with respect to any purchase made by or on behalf of the registrant or any “affiliated purchaser,” as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the registrant’s equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781).

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A (17 CFR 240.14a-101), or this Item.

No material changes to report.

ITEM 11. CONTROLS AND PROCEDURES.

(a) Disclose the conclusions of the registrant’s principal executive and principal financial officers, or persons performing similar functions, regarding the effectiveness of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the

Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

The Registrant’s principal executive and principal financial officers have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant’s disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant’s management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b) Disclose any change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

There were no changes in the Registrant’s internal control over financial reporting that occurred during the last fiscal quarter covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS.

(a) File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.

Code of Ethics applicable to its Principal Executive and Principal Financial Officers pursuant to Section 406 of the Sarbanes-Oxley Act of 2002 attached hereto.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2).

Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 are attached hereto.

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.

Not applicable.

(b) A separate or combined certification for each principal executive officer and principal officer of the registrant as required by Rule 30a-2(b) under the Act of 1940.

Certifications pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

J.P. Morgan Fleming Mutual Fund Group, Inc.

By:	/s/_____________________________

George C.W. Gatch

President and Principal Executive Officer

September 7, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/___________________________

George C.W. Gatch

President and Principal Executive Officer

September 7, 2007

By:	/s/____________________________

Stephanie J. Dorsey

Treasurer and Principal Financial Officer

September 7, 2007